UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05635)

Exact name of registrant as specified in charter:	Putnam Diversified Income Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	September 30, 2013

Date of reporting period :	October 1, 2012 — September 30, 2013

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PDINX

Putnam Diversified Income Trust

Annual report
9 | 30 | 13

A world of investing.™

Putnam INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam
Diversified
Income Trust

Annual report
9 | 30 | 13

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	11

Your fund’s expenses	14

Terms and definitions	16

Other information for shareholders	17

Important notice regarding Putnam’s privacy policy	18

Trustee approval of management contract	19

Financial statements	25

Federal tax information	113

About the Trustees	114

Officers	116

Consider these risks before investing: International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk and the risk that they may increase in value less when interest rates decline and decline in value more when interest rates rise. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Unlike bonds, funds that invest in bonds have fees and expenses. Bond prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific issuer or industry. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

Political events, including the 16-day partial shutdown of the federal government in October, have created an unpredictable environment for investors. Generally, investors prefer clarity, and the drawn-out political wrangling and lack of resolution of the budget and debt ceiling have obscured the way forward for many.

Still, markets have shown remarkable resiliency this year, with the S&P 500 Index up approximately 25% as of October 31, 2013. Corporate balance sheets appear to be healthy, and profits remain strong. Moreover, the Federal Reserve has pledged to maintain an aggressive monetary stimulus policy until the U.S. economic recovery establishes a firm footing.

Of course, it is impossible to predict political and economic outcomes, but we know from past experience the value of maintaining a long-term perspective when it comes to investing. At Putnam, our investment professionals combine in-depth fundamental research, active investing, and risk management strategies that can serve investors well in any market. By integrating investment innovation with alternative approaches, we offer a diverse set of products for a wide range of financial goals.

We also strongly emphasize the importance of seeking the guidance of a financial advisor who can help you work toward your investment goals, based on your individual time horizon and tolerance for risk.

We would like to welcome new shareholders of the fund and to thank you for investing with Putnam. We would also like to extend our thanks to Elizabeth Kennan, who has retired from the Board of Trustees, for her 20 years of dedicated service.

Putnam Diversified Income Trust

A "go-anywhere" approach to investing in the global bond markets

The opportunities in today's fixed-income markets are far from uniform. That's why Putnam Diversified Income Trust's managers actively position the portfolio in securities from a broad range of sectors that the team believes offer the most compelling risk/return profiles — including areas beyond those in the benchmark index.

The fund's management team has an average of more than 20 years of experience.

D. William Kohli
Portfolio Manager
Co-Head of Fixed Income

Kevin F. Murphy
Portfolio Manager

Michael V. Salm
Portfolio Manager
Co-Head of Fixed Income

Paul D. Scanlon, CFA®
Portfolio Manager
Co-Head of Fixed Income

Michael J. Atkin
Portfolio Manager
(Not pictured here)

Invests in sectors beyond the benchmark

Putnam Diversified Income Trust invests in a wide range of sectors, from high yield and emerging markets to residential and commercial mortgage-backed securities (MBS).

	Putnam Diversified Income Trust	Barclays U.S. Aggregate Bond Index
High-yield corporate bonds	25%	—
Agency collateralized mortgage obligations	22%	—
Commercial MBS	17%	2%
Non-agency residential MBS	12%	—
Cash and other net assets	11%	—
Emerging-market bonds	9%	2%
Agency pass-through	8%	29%
International Treasuries/agency securities	3%	3%
Investment-grade corporate bonds	2%	21%
Bank loans	2%	—
Municipal bonds	—	1%
U.S. Treasuries/agency securities	—	41%

Weightings are shown as a percentage of the fund's net assets as of 9/30/13. Allocations and holdings in each sector may vary over time. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Allocations may not total 100% because the table includes the notional value of derivatives (the economic value for purposes of calculating periodic payment obligations), in addition to the market value of securities. For more information on current fund holdings, see pages 27–92.

The potential to perform well even in a rising-rate environment

With short-term interest rates hovering near zero, they can't fall much lower. That's why the fund's management team has constructed the portfolio with a low duration, so that it doesn't rely on declining interest rates to drive performance.

5.37 years
–2.34 years
Fund benchmark duration
Fund duration

Duration is expressed as a number of years. The higher the duration, the greater the risk of a price decline when interest rates rise. A negative duration indicates the risk of a price decline when interest rates fall. Putnam Diversified Income Trust has a significantly lower duration than that of its benchmark.

The fund's benchmark is the Barclays U.S. Aggregate Bond Index.

2 Diversified Income Trust
Diversified Income Trust 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See pages 5 and 11–13 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

4	Diversified Income Trust

Interview with your fund’s portfolio manager

Bill, what was the bond market environment like during the 12 months ended September 30, 2013?

From the beginning of the period until May, spread sectors — meaning sectors that trade at a yield premium to U.S. Treasuries — continued to modestly rally against the backdrop of a slowly improving U.S. economy. In May, however, the market environment became less hospitable, as concern about higher interest rates weighed on sentiment, leading investors to take profits. A debate that began in May about when the Federal Reserve would begin reducing its bond-buying program intensified in June, when Chairman Ben Bernanke announced that the central bank could begin scaling back its stimulus program later in 2013, and end it by mid 2014, sooner than investors expected. Investors reacted to this potential change in Fed monetary policy by selling bonds across all market sectors, driving rates higher and yield spreads wider.

After spiking higher in June, interest rates remained elevated for most of the rest of the period, due to uncertainty about when the central bank would actually start the process of trimming its bond purchases. However, seeing a more uneven economic climate than it expected, including a weak September employment report along with the potential for fiscal discord in Washington, the Fed decided at its mid-September policy meeting to keep its $85-billion-a-month bond-buying

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 9/30/13. See pages 4 and 11–13 for additional fund performance information. Index descriptions can be found on page 17.

Diversified Income Trust	5

program in place. This announcement surprised investors, causing bonds to rally, rates to decline and spreads to tighten.

Investors immediately began trying to assess when the central bank would actually begin tapering its bond purchases. Chairman Bernanke indicated that the Fed could still make its first reduction in purchases before year-end. However, he stressed that the Fed is looking for continued data that point to a pickup in economic growth, sustained job gains, and an inflation rate that is moving toward the central bank’s 2% target.

Turning to performance, the fund outpaced its benchmark by a sizable margin. What factors fueled this solid showing?

Our holdings of commercial mortgage-backed securities [CMBS], which benefited from stable-to-rising commercial property values, were among the biggest contributors to the fund’s performance versus the benchmark. Within CMBS, our return was partly driven by solid security selection in “mezzanine” bonds rated BBB/Baa, which offered higher yields at what we believed were very acceptable risks. By way of background, mezzanine CMBS are lower in the capital structure of a package of securities backed by commercial mortgages, and offer higher yields along with meaningful principal protection.

After declining along with other market sectors in May and June, our high-yield bond investments recovered during the latter months of the period, and were also a major contributor to the fund’s relative performance. In July and August, given continuing, steady U.S. economic growth, corporate bonds were less influenced by the uncertainty surrounding Fed tapering. Then

Credit qualities are shown as a percentage of the fund’s net assets as of 9/30/13. A bond rated Baa or higher (Prime-3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s (S&P) or, if unrated by S&P, by Fitch ratings, and then included in the closest equivalent Moody’s rating. Ratings may vary over time.

Credit quality includes bonds and represents only the fixed-income portion of the portfolio. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. The fund itself has not been rated by an independent rating agency.

6	Diversified Income Trust

in September, when the central bank decided to postpone scaling back its bond purchases, investors had a renewed appetite for credit risk, and sought to capitalize on the wider yield spreads offered by corporate securities.

Our prepayment strategies, which we implemented with securitized bonds, such as interest-only collateralized mortgage obligations [IO CMOs], provided a further boost to relative results. Generally speaking, it was a positive environment for prepayment-sensitive securities, such as IO CMOs, particularly in the final three months of the period. During that time, as interest rates rose, prepayment speeds slowed, which decreased the likelihood that the mortgages underlying our IO CMO positions would be refinanced. This, in turn, helped boost the securities’ value.

Holdings of emerging-market debt also helped, led by investments in Venezuela, where we held U.S.-dollar-denominated, shorter-maturity bonds that provided substantial yields without significant volatility.

It looks like the fund’s duration and yield-curve positioning hampered its relative performance.

For the period as a whole, they did. Our “term structure” positioning was moderately helpful during much of the period, because we sought to limit the fund’s interest-rate risk by maintaining a relatively short duration in the United States, while also positioning the

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 9/30/13. Short-term holdings, derivatives, and TBA commitments, if any, are excluded. Holdings may vary over time.

Diversified Income Trust	7

portfolio for a steeper yield curve. However, late in the period, we believed the Fed would begin reducing its bond buying at its mid-September meeting and we established a targeted short-duration position on the intermediate, 5- to 10-year portion of the curve, anticipating that rates in this area of the curve would rise. Unfortunately, when the central bank decided to defer tapering, intermediate-term rates declined and our short position suffered.

How did your currency strategy affect performance?

Our active currency strategy, which was implemented with long and short positions using currency forward contracts, modestly contributed to relative performance, due mainly to a short position in the Japanese yen. During the second half of the period, the yen weakened significantly versus the U.S. dollar following the Bank of Japan’s announcement that it would take a more aggressive approach to monetary easing. A short position in the Australian dollar, which appreciated against the U.S. dollar, worked against our currency strategy and dampened its overall contribution to performance. By period-end, we had significantly reduced the fund’s currency risk by cutting back most of our active foreign currency positions. We felt this was prudent in light of heightened volatility in foreign-exchange markets.

How did you use derivatives during the period?

We used bond futures and interest-rate swaps — which allow two parties to exchange one stream of future interest payments for another, based on a specified principal

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

8	Diversified Income Trust

amount — to take tactical positions at various points along the yield curve.

In addition, we employed interest-rate swaps and “swaptions” — which give us the option to enter into a swap contract — to hedge the interest-rate risk associated with our CMO holdings. We also used total return swaps as a hedging tool and to help manage the fund’s sector exposure, as well as credit default swaps to hedge the fund’s credit risk.

Lastly, we used currency forward contracts to hedge the foreign exchange risk associated with non-U.S. bonds, and to efficiently gain exposure to foreign currencies as part of our active strategy involving global currency pairings.

What is your outlook for the coming months?

As we move into the final months of the year, we are preparing for the Fed’s policy response to the economic activity we have witnessed thus far in 2013. Growth in the United States looks to be on track, while Europe appears to be emerging from recession. As a result, we believe the central bank will begin tapering its bond buying in the near future, provided the markets maintain the overall stability they have recently exhibited.

From a medium-term perspective, the desire among policymakers and investors alike is for the financial markets to return to a more normalized environment. Consequently, the Fed would prefer to transition from aggressively providing liquidity to the markets to letting the markets function on their own again. As the markets make this transition, we believe there will continue to be periods of volatility and uncertainty. Overall, however, investors appear to be navigating through the beginning of this transition fairly well, as risk-seeking behavior has been active in both the credit and stock markets.

All told, we believe continued modest U.S. economic growth, coupled with improving

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund.

Diversified Income Trust	9

economic performance overseas, will allow interest rates to normalize, which will probably mean that the 10-year Treasury yield may be at or slightly above 3% by or before early 2014. Moreover, we believe this normalization in the level of rates can occur without creating negative consequences for the stock market, corporate earnings, or the housing market.

Where are you finding the most compelling investment opportunities?

At period-end, the fund was positioned for a rising-rate environment in the United States and in select foreign regions where economic data appear to be improving, most notably in Europe. In terms of the fund’s investments, we are continuing to find what we believe are compelling opportunities for taking prepayment risk via IO CMOs, and we have continued to add to our holdings of mezzanine CMBS.

Thanks for your time and for bringing us up to date, Bill.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager D. William Kohli is Co-Head of Fixed Income at Putnam. He has an M.B.A. from the Haas School of Business at the University of California, Berkeley, and a B.A. from the University of California, San Diego. Bill joined Putnam in 1994 and has been in the investment industry since 1986.

In addition to Bill, your fund’s portfolio managers are Michael J. Atkin, Kevin F. Murphy, Michael V. Salm, and Paul D. Scanlon, CFA®.

IN THE NEWS

With the U.S. Federal Reserve facing the formidable challenge of starting to unwind its unprecedented monetary stimulus program, President Barack Obama in October nominated Janet Yellen to chair the world’s most powerful central bank. Ben Bernanke completes his second four-year term as Fed chairman on January 31, 2014. If she receives congressional confir-mation, Yellen, vice chairman of the Fed since 2010 and a key architect of the central bank’s $85-billion-a-month asset-purchase program, would become the first woman to lead the central bank in its 100-year history. Bernanke, who led the Fed in its efforts to help the U.S. economy withstand the worst financial crisis since the 1930s, has said that the central bank will not taper its monthly bond purchases until U.S. economic data, particularly with respect to employment, show further improvement. The Fed has also pledged to hold short-term interest rates near zero until the nation’s unemployment rate, which stood at 7.2% as of September 30, 2013, reaches 6.5%, provided inflation remains in check.

10	Diversified Income Trust

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended September 30, 2013, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 9/30/13

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(10/3/88)		(3/1/93)		(2/1/99)		(12/1/94)		(12/1/03)	(7/1/96)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Annual average
(life of fund)	6.71%	6.53%	5.90%	5.90%	5.89%	5.89%	6.41%	6.27%	6.42%	6.87%

10 years	67.40	60.70	55.52	55.52	54.72	54.72	63.10	57.80	62.46	70.98
Annual average	5.29	4.86	4.51	4.51	4.46	4.46	5.01	4.67	4.97	5.51

5 years	48.45	42.51	43.07	41.16	42.79	42.79	46.43	41.67	46.26	50.18
Annual average	8.22	7.34	7.43	7.14	7.38	7.38	7.93	7.21	7.90	8.47

3 years	15.85	11.22	13.34	10.46	13.31	13.31	14.98	11.24	15.03	16.73
Annual average	5.03	3.61	4.26	3.37	4.25	4.25	4.76	3.62	4.78	5.29

1 year	7.93	3.61	7.03	2.03	7.09	6.09	7.60	4.10	7.55	8.18

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 4.00% and 3.25% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance does not reflect conversion to class A shares.

Diversified Income Trust	11

Comparative index returns For periods ended 9/30/13

	Barclays U.S. Aggregate	Lipper Multi-Sector Income
	Bond Index	Funds category average*

Annual average (life of fund)	6.81%	7.18%

10 years	56.70	80.56
Annual average	4.59	6.02

5 years	30.14	49.18
Annual average	5.41	8.21

3 years	8.83	16.22
Annual average	2.86	5.10

1 year	–1.68	2.09

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 9/30/13, there were 221, 149, 129, 88, and 5 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $15,552 and $15,472, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,675 after sales charge) would have been valued at $15,780. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $16,246 and $17,098, respectively.

12	Diversified Income Trust

Fund price and distribution information For the 12-month period ended 9/30/13

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	12		12	12	12		12	12

Income	$0.444		$0.384	$0.385	$0.422		$0.421	$0.468

Capital gains	—		—	—	—		—	—

Total	$0.444		$0.384	$0.385	$0.422		$0.421	$0.468

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

9/30/12	$7.59	$7.91	$7.53	$7.48	$7.48	$7.73	$7.52	$7.54

9/30/13	7.74	8.06	7.67	7.62	7.62	7.88	7.66	7.68

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Current rate (end of period)	charge	charge	value	value	charge	charge	value	value

Current dividend rate [1]	5.74%	5.51%	5.01%	5.04%	5.51%	5.33%	5.48%	6.09%

Current 30-day SEC yield[2]	N/A	4.86	4.31	4.31	N/A	4.65	4.81	5.32

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares and 3.25% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Diversified Income Trust	13

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual operating expenses
for the fiscal year ended 9/30/12	0.99%	1.74%	1.74%	1.24%	1.24%	0.74%

Annualized expense ratio for
the six-month period ended
9/30/13*	0.99%	1.74%	1.74%	1.24%	1.24%	0.74%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from April 1, 2013, to September 30, 2013. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$4.97	$8.72	$8.71	$6.22	$6.22	$3.72

Ending value (after expenses)	$1,002.70	$998.90	$997.70	$1,000.02	$1,001.20	$1,004.30

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/13. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

14	Diversified Income Trust

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended September 30, 2013, use the following calculation method. To find the value of your investment on April 1, 2013, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$5.01	$8.80	$8.80	$6.28	$6.28	$3.75

Ending value (after expenses)	$1,020.10	$1,016.34	$1,016.34	$1,018.85	$1,018.85	$1,021.36

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/13. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Diversified Income Trust	15

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

• Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

16	Diversified Income Trust

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2013, are available in the Individual Investors section of putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of September 30, 2013, Putnam employees had approximately $400,000,000 and the Trustees had approximately $96,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Diversified Income Trust	17

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

18	Diversified Income Trust

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board of Trustees, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Putnam funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2013, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for the Putnam funds and the Independent Trustees.

In May 2013, the Contract Committee met in executive session to discuss and consider its preliminary recommendations with respect to the continuance of the contracts. At the Trustees’ June 20, 2013 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its final recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2013, subject to certain changes in the sub-management contract noted below. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services to the fund, and

• That the fee schedule represented an appropriate sharing between fund

Diversified Income Trust	19

shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the current fee arrangements in the management contracts for the Putnam funds were implemented at the beginning of 2010 following extensive review and discussion by the Trustees, as well as approval by shareholders.

As noted above, the Trustees considered administrative revisions to your fund’s sub-management contract. Putnam Management recommended that the sub-management contract be revised to reduce the sub-management fee that Putnam Management pays to PIL with respect to the portion of the portfolios of certain funds, but not your fund, that may be allocated to PIL from time to time. The Independent Trustees’ approval of this recommendation was based on their conclusion that these changes would have no practical effect on Putnam Management’s continued responsibility for the management of these funds or the costs borne by fund shareholders and would not result in any reduction in the nature and quality of services provided to the funds.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders.

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitabil-ity, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations. These expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 32 basis points on investor servicing fees and expenses and

20 Diversified Income Trust

(ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses). These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds, including your fund, had sufficiently low expenses that these expense limitations did not apply. Putnam Management’s support for these expense limitations was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the 2nd quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the 3rd quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2012 (the first quin-tile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2012 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average

Diversified Income Trust	21

for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2012 was a year of strong competitive performance for many of the Putnam funds, with only a relatively small number of exceptions. They noted that this strong performance was exemplified by the fact that the Putnam funds were recognized by Barron’s as the best performing mutual fund complex for 2012 — the second time in four years that Putnam Management has achieved this distinction for the Putnam funds. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2012 and considered information provided by Putnam Management regarding the factors contributing to the underperfor-mance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on competitive industry rankings for the one-year, three-year, and five-year periods. For a number of Putnam funds with relatively unique investment mandates, the Trustees evaluated performance based on comparisons of their total returns with the returns of selected investment benchmarks or targeted returns. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. peer group (Lipper Multi-Sector Income Funds) for the one-year, three-year and five-year periods ended December 31, 2012 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	2nd

Three-year period	4th

Five-year period	4th

Over the one-year, three-year and five-year periods ended December 31, 2012, there were 229, 156 and 129 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.) The Trustees expressed concern about your fund’s fourth quartile performance over the three-year and five-year periods ended December 31, 2012 and considered the circumstances that may have contributed to this disappointing performance. The Trustees

22 Diversified Income Trust

considered Putnam Management’s view that the fund’s underperformance over these periods was due in significant part to the fund’s underperformance in 2008 and 2011. The Trustees considered Putnam Management’s observation that the fund’s investments in commercial and residential mortgage-backed securities significantly underperformed during the economic downturn in 2008. The Trustees also considered Putnam Management’s view that, in 2011, the fund’s performance suffered for a variety of reasons, including its relative emphasis on shorter duration investments, which reduced the fund’s sensitivity to interest rate changes but detracted from performance, its exposure to high yield, non-Agency residential mortgage-backed securities, and its exposure to emerging markets coupled with currency exposure to the Australian dollar.

The Trustees considered that, although the fund had not performed well over the three-year and five-year periods ended December 31, 2012, the fund ranked in the second quartile for the one-year period then ended, and that Putnam Management remained confident in the fund’s portfolio managers and their investment process. The Trustees also considered a number of other changes that Putnam Management had made in recent years in efforts to support and improve fund performance generally. In particular, the Trustees recognized that Putnam Management has adjusted the compensation structure for portfolio managers and research analysts so that only those who achieve top-quartile returns over a rolling three-year basis are eligible for full bonuses.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to performance issues, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential ben-efits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam

Diversified Income Trust	23

Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

24 Diversified Income Trust

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine investment income (or loss). Then, any net or loss the fund realized on the sales of its ings — as well as any unrealized gains or over the period — is added to or subtracted from the net investment result to determine fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by fund’s net investment gain or loss, by distribu tions to shareholders, and by changes in number of the fund’s shares. It lists distribu tions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fi year-end. The distributions listed here not match the sources listed in the Statement of operations because the distributions determined on a tax basis and may be paid a different period from the one in which were earned.

Financial highlights provide an overview of fund’s investment results, per-share distribu tions, expense ratios, net investment income ratios, and portfolio turnover in one summary

Diversified Income Trust	25

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Diversified Income Trust:

We have audited the accompanying statement of assets and liabilities of Putnam Diversified Income Trust (the fund), including the fund’s portfolio, as of September 30, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Diversified Income Trust as of September 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
November 13, 2013

26 Diversified Income Trust

The fund’s portfolio 9/30/13

MORTGAGE-BACKED SECURITIES (46.4%)*	Principal amount	Value

Agency collateralized mortgage obligations (19.4%)
Federal Home Loan Mortgage Corp.
IFB Ser. 3182, Class SP, 27.871s, 2032	$1,007,310	$1,558,164
IFB Ser. 3408, Class EK, 25.06s, 2037	553,273	794,733
IFB Ser. 2979, Class AS, 23.605s, 2034	239,820	312,902
IFB Ser. 3998, Class KS, IO, 6.518s, 2027	23,425,807	3,770,091
IFB Ser. 4048, Class GS, IO, 6.468s, 2040	19,893,594	3,756,109
IFB Ser. 3860, Class SP, IO, 6.418s, 2040	31,204,075	4,729,602
IFB Ser. 3861, Class PS, IO, 6.418s, 2037	14,315,718	2,161,387
IFB Ser. 4032, Class SA, IO, 6.318s, 2042	14,907,946	2,529,705
IFB Ser. 4125, Class SH, IO, 5.968s, 2042	17,097,857	2,955,023
IFB Ser. 4105, Class LS, IO, 5.968s, 2041	18,414,903	3,572,859
IFB Ser. 4104, Class S, IO, 5.918s, 2042	15,697,199	3,332,865
IFB Ser. 4240, Class SA, IO, 5.818s, 2043	136,298,458	29,458,186
IFB Ser. 4245, Class AS, IO, 5.818s, 2043	57,007,713	12,676,349
IFB Ser. 311, Class S1, IO, 5.768s, 2043	149,156,537	32,813,991
IFB Ser. 308, Class S1, IO, 5.768s, 2043	46,149,697	10,526,284
IFB Ser. 310, Class S4, IO, 5.751s, 2043	18,514,040	4,551,862
IFB Ser. 315, Class S1, IO, 5.736s, 2043	39,032,047	8,689,092
IFB Ser. 314, Class AS, IO, 5.698s, 2043	60,681,696	12,743,787
Ser. 3687, Class CI, IO, 5s, 2038	20,765,840	2,663,427
Ser. 3632, Class CI, IO, 5s, 2038	4,616,443	384,134
Ser. 3626, Class DI, IO, 5s, 2037	1,679,319	44,989
Ser. 4122, Class TI, IO, 4 1/2s, 2042	26,432,863	4,776,418
Ser. 4000, Class PI, IO, 4 1/2s, 2042	36,040,082	6,238,538
Ser. 4019, Class GI, IO, 4 1/2s, 2041	53,360,774	8,425,666
Ser. 4024, Class PI, IO, 4 1/2s, 2041	56,382,110	10,501,281
Ser. 3747, Class HI, IO, 4 1/2s, 2037	7,117,603	761,890
Ser. 4220, Class IE, IO, 4s, 2028	24,000,336	2,982,042
Ser. 4105, Class HI, IO, 3 1/2s, 2041	15,380,083	2,454,046
Ser. 4210, Class PI, IO, 3s, 2041	32,233,219	3,575,873
Ser. T-56, Class A, IO, 0.524s, 2043	269,805	4,637
Ser. T-57, Class 1AX, IO, 0.004s, 2043	18,123,664	210,340
Ser. T-56, Class 1, IO, zero %, 2043	318,017	2,385
Ser. T-56, Class 2, IO, zero %, 2043	296,407	926
Ser. T-56, Class 3, IO, zero %, 2043	9,347,824	122,690
Ser. 3314, PO, zero %, 2036	169,779	157,447
Ser. 1208, Class F, PO, zero %, 2022	87,043	80,914
FRB Ser. 3326, Class WF, zero %, 2035	69,340	62,406

Federal National Mortgage Association
IFB Ser. 06-8, Class HP, 23.911s, 2036	1,478,305	2,381,786
IFB Ser. 05-45, Class DA, 23.764s, 2035	3,063,779	4,609,578
IFB Ser. 05-83, Class QP, 16.929s, 2034	474,018	620,104
Ser. 98-T2, Class A4, IO, 6 1/2s, 2036	92,377	15,159
IFB Ser. 10-99, Class NS, IO, 6.421s, 2039	22,843,678	2,989,781
IFB Ser. 12-132, Class SB, IO, 6.021s, 2042	54,835,576	8,458,388
IFB Ser. 13-41, Class SP, IO, 6.021s, 2040	16,498,233	2,928,436

Diversified Income Trust	27

MORTGAGE-BACKED SECURITIES (46.4%)* cont.	Principal amount	Value

Agency collateralized mortgage obligations cont.
Federal National Mortgage Association
IFB Ser. 13-18, Class SB, IO, 5.971s, 2041	$29,669,609	$5,376,133
IFB Ser. 12-105, Class S, IO, 5.871s, 2042	10,488,455	1,969,863
IFB Ser. 13-92, Class SA, IO, 5.771s, 2043	37,720,364	8,822,039
IFB Ser. 13-103, Class SK, IO, 5.735s, 2043	25,511,084	5,713,789
IFB Ser. 13-101, Class CS, IO, 5.708s, 2043	33,760,453	7,645,055
IFB Ser. 13-102, Class SH, IO, 5.7s, 2043	60,385,666	12,530,026
IFB Ser. 10-46, Class WS, IO, 5.571s, 2040	42,093,432	5,317,663
Ser. 399, Class 2, IO, 5 1/2s, 2039	153,609	22,159
Ser. 374, Class 6, IO, 5 1/2s, 2036	5,694,380	884,736
Ser. 12-132, Class PI, IO, 5s, 2042	55,885,303	9,884,992
Ser. 398, Class C5, IO, 5s, 2039	3,491,458	456,683
Ser. 10-13, Class EI, IO, 5s, 2038	1,893,209	70,357
Ser. 378, Class 19, IO, 5s, 2035	5,552,751	909,274
Ser. 12-30, Class HI, IO, 4 1/2s, 2040	39,515,679	6,691,980
Ser. 409, Class 81, IO, 4 1/2s, 2040	38,373,931	7,418,235
Ser. 404, Class 2, IO, 4 1/2s, 2040	373,795	71,109
Ser. 366, Class 22, IO, 4 1/2s, 2035	5,440,617	440,636
Ser. 13-44, Class PI, IO, 4s, 2043	25,616,352	4,194,678
Ser. 13-60, Class IP, IO, 4s, 2042	20,702,555	3,788,253
Ser. 12-96, Class PI, IO, 4s, 2041	8,816,481	1,407,816
Ser. 406, Class 2, IO, 4s, 2041	36,519,990	6,800,022
Ser. 406, Class 1, IO, 4s, 2041	25,051,564	4,827,436
Ser. 409, Class C16, IO, 4s, 2040	24,745,278	4,542,983
Ser. 405, Class 2, IO, 4s, 2040	401,238	71,220
Ser. 13-70, Class CI, IO, 3 1/2s, 2043	20,702,170	2,861,040
Ser. 12-145, Class TI, IO, 3s, 2042	38,555,008	4,310,450
Ser. 13-35, Class IP, IO, 3s, 2042	23,525,778	2,860,771
Ser. 13-53, Class JI, IO, 3s, 2041	38,723,403	5,590,691
Ser. 13-30, Class IP, IO, 3s, 2041	41,385,098	4,600,367
Ser. 03-W10, Class 1, IO, 1.156s, 2043	8,242,809	271,111
Ser. 00-T6, IO, 3/4s, 2030	9,316,918	197,985
Ser. 01-T1, Class 1, IO, 0.724s, 2040	1,099,878	21,500
Ser. 01-50, Class B1, IO, 0.409s, 2041	457,525	4,575
Ser. 02-W8, Class 1, IO, 0.326s, 2042	13,064,098	155,136
Ser. 99-51, Class N, PO, zero %, 2029	130,921	125,259

Government National Mortgage Association
IFB Ser. 10-151, Class SL, IO, 6.52s, 2039	20,238,691	3,570,105
IFB Ser. 10-163, Class SI, IO, 6.447s, 2037	27,254,230	4,326,636
IFB Ser. 11-41, Class SM, IO, 6.42s, 2041	18,435,903	3,762,076
IFB Ser. 11-11, Class PS, IO, 6.42s, 2040	26,022,174	4,261,079
IFB Ser. 11-3, Class SG, IO, 6.37s, 2041	7,365,917	1,443,720
IFB Ser. 10-55, Class SG, IO, 6.32s, 2040	27,482,437	4,971,023
IFB Ser. 10-35, Class CS, IO, 6.29s, 2040	35,544,002	6,842,291
IFB Ser. 11-56, Class MI, IO, 6.27s, 2041	82,636,715	18,584,997
IFB Ser. 10-67, Class SE, IO, 6.27s, 2040	16,562,612	3,111,618
IFB Ser. 13-91, Class SP, IO, 6.12s, 2042	51,600,969	9,997,688
IFB Ser. 12-149, Class LS, IO, 6.07s, 2042	31,787,014	5,306,842

28 Diversified Income Trust

MORTGAGE-BACKED SECURITIES (46.4%)* cont.	Principal amount	Value

Agency collateralized mortgage obligations cont.
Government National Mortgage Association
IFB Ser. 10-26, Class QS, IO, 6.07s, 2040	$13,271,855	$2,521,652
IFB Ser. 13-37, Class S, IO, 6.05s, 2043	25,174,346	4,397,958
IFB Ser. 13-113, Class SL, IO, 6.05s, 2042	41,415,431	7,506,547
IFB Ser. 13-87, Class AS, IO, 6.02s, 2043	55,580,287	9,448,538
IFB Ser. 13-87, Class SA, IO, 6.02s, 2043	40,381,004	6,502,520
IFB Ser. 13-98, Class DS, IO, 6.018s, 2042	31,922,183	5,921,546
IFB Ser. 13-122, Class DS, IO, 5.97s, 2043	44,584,723	7,300,748
IFB Ser. 13-102, Class AS, IO, 5.97s, 2043	27,556,811	5,339,160
IFB Ser. 13-99, Class SL, IO, 5.97s, 2043	35,142,942	6,515,150
IFB Ser. 10-20, Class SC, IO, 5.97s, 2040	65,553,148	11,630,439
IFB Ser. 13-129, Class SN, IO, 5.968s, 2043	33,765,000	5,442,580
IFB Ser. 12-77, Class MS, IO, 5.92s, 2042	27,224,179	6,349,223
IFB Ser. 13-99, Class VS, IO, 5.918s, 2043	31,506,175	5,642,441
IFB Ser. 13-99, Class AS, IO, 5.87s, 2043	14,908,052	3,448,680
IFB Ser. 10-158, Class SA, IO, 5.87s, 2040	13,472,880	2,413,666
IFB Ser. 10-151, Class SA, IO, 5.87s, 2040	32,388,378	5,806,265
IFB Ser. 11-128, Class TS, IO, 5.868s, 2041	20,213,011	4,303,350
IFB Ser. 10-121, Class SE, IO, 5.82s, 2040	33,083,147	5,376,044
IFB Ser. 10-89, Class SD, IO, 5 3/4s, 2040	12,345,571	2,114,204
IFB Ser. 11-70, Class SM, IO, 5.708s, 2041	32,221,000	7,964,709
IFB Ser. 11-70, Class SH, IO, 5.708s, 2041	33,097,000	8,182,902
IFB Ser. 10-68, Class MS, IO, 5.67s, 2040	21,765,067	3,491,117
IFB Ser. 10-15, Class BS, IO, 5.6s, 2040	24,426,204	3,800,717
IFB Ser. 10-43, Class KS, IO, 5.57s, 2040	25,831,664	4,019,407
IFB Ser. 10-31, Class SA, IO, 5.57s, 2040	68,491,764	11,215,526
IFB Ser. 10-37, Class SG, IO, 5.52s, 2040	32,241,688	5,227,023
IFB Ser. 10-115, Class BS, IO, 5.22s, 2040	27,556,981	4,228,894
Ser. 13-3, Class IT, IO, 5s, 2043	18,575,101	3,789,969
Ser. 13-6, Class IC, IO, 5s, 2043	16,266,997	3,273,896
Ser. 12-146, Class IO, IO, 5s, 2042	34,830,790	6,953,619
Ser. 13-6, Class CI, IO, 5s, 2042	11,901,794	2,406,067
Ser. 13-130, Class IB, IO, 5s, 2040	35,829,800	4,833,988
Ser. 13-16, Class IB, IO, 5s, 2040	53,228,258	5,703,786
Ser. 11-41, Class BI, IO, 5s, 2040	35,979,631	4,188,061
Ser. 10-35, Class UI, IO, 5s, 2040	91,944,268	18,729,404
Ser. 10-20, Class UI, IO, 5s, 2040	43,116,267	9,620,317
Ser. 10-9, Class UI, IO, 5s, 2040	205,542,658	43,926,336
Ser. 09-121, Class UI, IO, 5s, 2039	92,631,051	20,365,797
Ser. 13-34, Class IH, IO, 4 1/2s, 2043	55,072,992	11,220,957
Ser. 13-24, Class IC, IO, 4 1/2s, 2043	9,089,947	1,854,349
Ser. 13-24, Class IK, IO, 4 1/2s, 2043	28,069,899	5,708,295
Ser. 11-140, Class BI, IO, 4 1/2s, 2040	24,577,359	3,153,767
Ser. 10-35, Class QI, IO, 4 1/2s, 2040	81,447,455	16,769,318
Ser. 10-9, Class QI, IO, 4 1/2s, 2040	133,176,769	28,965,947
Ser. 10-168, Class PI, IO, 4 1/2s, 2039	23,467,309	4,103,259
Ser. 10-158, Class IP, IO, 4 1/2s, 2039	33,414,649	5,426,539
Ser. 10-98, Class PI, IO, 4 1/2s, 2037	12,422,265	1,381,977

Diversified Income Trust 29

MORTGAGE-BACKED SECURITIES (46.4%)* cont.	Principal amount	Value

Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 13-149, Class IL, IO, 4s, 2043 ##	$20,705,806	$3,717,334
Ser. 13-149, Class LS, IO, 4s, 2043 ##	22,436,095	4,143,678
Ser. 13-24, Class PI, IO, 4s, 2042	12,006,432	2,262,972
Ser. 12-106, Class QI, IO, 4s, 2042	34,749,010	6,515,439
Ser. 12-56, Class IB, IO, 4s, 2042	16,922,721	3,501,257
Ser. 13-102, Class IP, IO, 3 1/2s, 2043	31,857,310	4,659,195
Ser. 13-76, Class IO, IO, 3 1/2s, 2043	94,353,877	15,962,789
Ser. 13-28, Class IO, IO, 3 1/2s, 2043	28,218,045	4,373,797
Ser. 13-54, Class JI, IO, 3 1/2s, 2043	55,134,730	9,058,085
Ser. 13-37, Class JI, IO, 3 1/2s, 2043	51,795,346	8,308,491
Ser. 13-27, Class PI, IO, 3 1/2s, 2042	38,880,314	6,402,810
Ser. 12-48, Class AI, IO, 3 1/2s, 2036	27,343,288	5,148,468
Ser. 11-70, PO, zero %, 2041	58,403,468	44,352,177
Ser. 06-36, Class OD, PO, zero %, 2036	31,641	29,065
Ser. 06-64, PO, zero %, 2034	122,670	120,318

Structured Agency Credit Risk Debt Notes FRB Ser. 13-DN1,
Class M2, 7.329s, 2023	2,441,000	2,558,473

Structured Asset Securities Corp. 144A IFB Ser. 07-4, Class 1A3,
IO, 5.995s, 2045	123,660,703	21,640,623

Structured Asset Securities Corp. 144A Ser. 98-RF3, Class A,
IO, 6.1s, 2028	435,930	71,929

		894,733,923
Commercial mortgage-backed securities (15.1%)
Banc of America Commercial Mortgage Trust
Ser. 06-4, Class AJ, 5.695s, 2046	14,900,000	15,017,248
Ser. 06-1, Class B, 5.49s, 2045	4,164,000	3,815,487
FRB Ser. 05-6, Class B, 5.358s, 2047	7,000,000	7,405,006

Banc of America Commercial Mortgage Trust 144A
Ser. 01-1, Class K, 6 1/8s, 2036	2,323,502	1,180,913
Ser. 07-5, Class XW, IO, 0.532s, 2051	197,650,684	1,981,843

Bear Stearns Commercial Mortgage Securities, Inc.
FRB Ser. 07-T28, Class AJ, 6.147s, 2042	1,943,000	2,106,853
FRB Ser. 07-PW17, Class AJ, 6.082s, 2050	3,285,000	3,174,991
FRB Ser. 06-PW12, Class AJ, 5.895s, 2038	5,354,000	5,568,438
Ser. 06-PW13, Class AJ, 5.611s, 2041	9,500,000	9,502,309
FRB Ser. 06-PW11, Class AJ, 5.61s, 2039	1,131,000	1,167,758
Ser. 05-PWR7, Class D, 5.304s, 2041	4,190,000	3,817,090
Ser. 05-PWR7, Class C, 5.235s, 2041	4,945,000	4,665,752
Ser. 05-PWR7, Class B, 5.214s, 2041	7,239,000	7,379,172
Ser. 05-PWR9, Class C, 5.055s, 2042	3,745,000	3,476,858
Ser. 05-PWR9, Class AJ, 4.985s, 2042	1,723,000	1,757,632

Bear Stearns Commercial Mortgage Securities, Inc. 144A FRB
Ser. 06-PW11, Class C, 5.61s, 2039	3,536,000	3,378,648

Citigroup Commercial Mortgage Trust
Ser. 06-C5, Class AJ, 5.482s, 2049	7,567,000	7,268,512
FRB Ser. 05-C3, Class B, 5.029s, 2043	16,007,000	14,555,165

30 Diversified Income Trust

MORTGAGE-BACKED SECURITIES (46.4%)* cont.		Principal amount	Value

Commercial mortgage-backed securities cont.
Citigroup/Deutsche Bank Commercial Mortgage Trust 144A
FRB Ser. 07-CD5, Class E, 6.323s, 2044		$8,486,000	$8,114,738
Ser. 07-CD5, Class XS, IO, 0.064s, 2044		131,538,558	569,449

Commercial Mortgage Trust Ser. 07-C9, Class AJ, 5.65s, 2049		2,860,000	2,952,950

Commercial Mortgage Trust 144A
FRB Ser. 13-LC13, Class D, 5.049s, 2046		10,850,000	9,552,245
FRB Ser. 13-LC6, Class D, 4.434s, 2046		11,875,000	9,724,103
FRB Ser. 13-CR6, Class D, 4.316s, 2046		7,779,000	6,270,013
FRB Ser. 13-CR8, Class D, 4.104s, 2046		7,568,000	5,940,330
FRB Ser. 07-C9, Class AJFL, 0.872s, 2049		16,735,000	14,889,130

Cornerstone Titan PLC 144A
FRB Ser. 05-CT2A, Class E, 1.567s, 2014 (Ireland)	GBP	655,825	944,928
FRB Ser. 05-CT1A, Class D, 1.559s, 2014 (Ireland)	GBP	2,491,896	3,388,672

Credit Suisse First Boston Commercial Mortgage Trust
Ser. 05-C5, Class C, 5.1s, 2038		$4,077,000	4,173,451
Ser. 05-C5, Class F, 5.1s, 2038		4,760,000	4,593,400

Credit Suisse Mortgage Capital Certificates Ser. 06-C5, Class AX,
IO, 0.271s, 2039		233,343,327	4,176,846

Crest, Ltd. 144A Ser. 03-2A, Class E2, 8s, 2038 (Cayman Islands)		4,346,265	178,197

CS First Boston Mortgage Securities Corp. 144A
Ser. 02-CP5, Class H, 6.326s, 2035		9,440,000	9,199,894
Ser. 02-CP5, Class M, 5 1/4s, 2035		1,234,781	73,828

DBUBS Mortgage Trust 144A FRB Ser. 11-LC3A, Class D,
5.577s, 2044		30,097,000	29,058,747

Deutsche Bank-UBS Commercial Mortgage Trust 144A FRB
Ser. 11-LC2A, Class D, 5.626s, 2044		11,803,000	11,457,064

DLJ Commercial Mortgage Corp. Ser. 98-CF2, Class B4,
6.04s, 2031		129,300	129,312

FFCA Secured Lending Corp. 144A Ser. 00-1, Class X, IO,
1.049s, 2020		13,373,822	249,422

First Union Commercial Mortgage Trust 144A Ser. 99-C1,
Class G, 5.35s, 2035		3,121,100	1,927,498

G-Star, Ltd. 144A FRB Ser. 02-2A, Class BFL, 2.179s, 2037
(Cayman Islands)		133,141	132,476

GE Capital Commercial Mortgage Corp.
FRB Ser. 05-C4, Class AJ, 5.489s, 2045		2,912,000	2,737,280
FRB Ser. 06-C1, Class AJ, 5.458s, 2044		6,282,269	6,153,482

GMAC Commercial Mortgage Securities, Inc. Ser. 04-C3, Class B,
4.965s, 2041		4,022,000	3,495,319

Greenwich Capital Commercial Funding Corp. FRB Ser. 05-GG3,
Class D, 4.986s, 2042		16,043,000	15,963,395

Greenwich Capital Commercial Funding Corp. 144A FRB
Ser. 03-C1, Class J, 5.363s, 2035		8,145,441	8,145,441

GS Mortgage Securities Trust
Ser. 06-GG8, Class AJ, 5.622s, 2039		6,985,000	6,678,023
Ser. 05-GG4, Class AJ, 4.782s, 2039		7,032,000	7,042,094

Diversified Income Trust	31

MORTGAGE-BACKED SECURITIES (46.4%)* cont.	Principal amount	Value

Commercial mortgage-backed securities cont.
GS Mortgage Securities Trust 144A
FRB Ser. 11-GC3, Class D, 5.728s, 2044	$3,919,000	$3,853,116
FRB Ser. GC10, Class D, 4.562s, 2046 F	5,376,000	4,427,609
Ser. 05-GG4, Class XC, IO, 0.922s, 2039	354,502,523	3,367,774

Guggenheim Structured Real Estate Funding, Ltd. 144A FRB
Ser. 05-2A, Class E, 2.179s, 2030 (Cayman Islands)	2,522,775	1,633,497

JPMorgan Chase Commercial Mortgage Securities Corp.
FRB Ser. 07-CB20, Class AJ, 6.275s, 2051	16,254,000	16,507,562
FRB Ser. 06-LDP7, Class AJ, 6.056s, 2045	3,788,000	3,784,182
FRB Ser. 06-LDP7, Class B, 6.056s, 2045	9,729,000	8,371,079
Ser. 06-LDP6, Class AJ, 5.565s, 2043	14,869,000	15,057,836
FRB Ser. 05-LDP3, Class D, 5.366s, 2042	7,191,000	6,595,585
FRB Ser. 04-CBX, Class B, 5.021s, 2037	2,344,000	2,324,688
FRB Ser. 05-LDP2, Class E, 4.981s, 2042	13,871,000	12,612,075
FRB Ser. 04-C3, Class C, 4.981s, 2042	4,777,000	4,633,690
FRB Ser. 13-C10, Class D, 4.3s, 2047	6,108,000	5,024,841

JPMorgan Chase Commercial Mortgage Securities Corp. 144A
FRB Ser. 07-CB20, Class C, 6 3/8s, 2051	9,324,000	8,667,963
FRB Ser. 11-C3, Class E, 5.725s, 2046	6,889,000	6,935,845
FRB Ser. 12-LC9, Class E, 4.575s, 2047	6,905,000	5,848,220
Ser. 07-CB20, Class X1, IO, 0.191s, 2051	256,148,331	2,296,114

JPMorgan Chase Commercial Mortgage Securities Trust FRB
Ser. 13-LC11, Class D, 4.385s, 2046	10,482,000	8,600,050

LB Commercial Conduit Mortgage Trust 144A
Ser. 99-C1, Class G, 6.41s, 2031	8,260,023	8,610,798
Ser. 98-C4, Class J, 5.6s, 2035	3,535,000	3,825,577

LB-UBS Commercial Mortgage Trust
Ser. 06-C3, Class AJ, 5.72s, 2039	5,227,000	5,170,026
Ser. 06-C6, Class E, 5.541s, 2039	9,358,000	8,503,615
Ser. 07-C1, Class AJ, 5.484s, 2040	14,438,000	14,544,841
FRB Ser. 06-C6, Class C, 5.482s, 2039	4,186,000	3,904,282
FRB Ser. 05-C2, Class D, 5.429s, 2040	4,875,000	3,969,225
Ser. 06-C1, Class AJ, 5.276s, 2041	3,523,000	3,522,295

Merrill Lynch Mortgage Investors, Inc. Ser. 96-C2, Class JS, IO,
2.38s, 2028	442,410	44

Merrill Lynch Mortgage Trust
FRB Ser. 08-C1, Class AJ, 6.452s, 2051	4,285,000	4,377,556
FRB Ser. 07-C1, Class A2, 5.941s, 2050	551,196	555,376
FRB Ser. 05-CIP1, Class C, 5.386s, 2038	5,991,000	5,393,098
FRB Ser. 05-CIP1, Class B, 5.356s, 2038	5,395,000	5,017,350
Ser. 04-KEY2, Class D, 5.046s, 2039	4,390,000	4,257,861
Ser. 05-MCP1, Class D, 5.023s, 2043	4,029,000	3,846,083

Merrill Lynch/Countrywide Commercial Mortgage Trust
Ser. 06-3, Class AJ, 5.485s, 2046	3,901,000	3,781,629

Merrill Lynch/Countrywide Financial Corp. Commercial
Mortgage Trust Ser. 06-4, Class AJ, 5.239s, 2049	13,472,000	12,798,400

32 Diversified Income Trust

MORTGAGE-BACKED SECURITIES (46.4%)* cont.	Principal amount	Value

Commercial mortgage-backed securities cont.
Merrill Lynch/Countrywide Financial Corp. Commercial
Mortgage Trust 144A Ser. 06-4, Class AJFX, 5.147s, 2049	$9,331,000	$8,954,961

Mezz Cap Commercial Mortgage Trust 144A
Ser. 04-C1, Class X, IO, 8.847s, 2037	1,800,602	83,368
Ser. 07-C5, Class X, IO, 5.897s, 2049	6,937,220	565,383

Morgan Stanley Capital I Trust
FRB Ser. 06-HQ8, Class D, 5.677s, 2044	4,821,000	4,442,552
Ser. 07-HQ11, Class C, 5.558s, 2044	4,619,000	3,952,478
Ser. 04-HQ4, Class E, 5.15s, 2040	4,766,000	4,746,459

Morgan Stanley Capital I Trust 144A
FRB Ser. 04-RR, Class F7, 6s, 2039	10,868,553	10,216,440
FRB Ser. 04-HQ3, Class K , 5.934s, 2041	13,937,000	14,146,055

Morgan Stanley/Bank of America/Merrill Lynch Trust 144A
FRB Ser. 13-C11, Class D, 4.567s, 2046	6,860,000	5,674,592
Ser. 13-C8, Class D, 4.311s, 2048	6,644,000	5,441,436
Ser. 13-C10, Class D, 4.219s, 2046	7,253,000	5,787,241

N-Star Real Estate CDO, Ltd. 144A FRB Ser. 1A, Class C1A,
3.262s, 2038	2,016,779	1,754,598

STRIPS 144A Ser. 03-1A, Class N, 5s, 2018 (Cayman Islands)	1,590,000	1,192,500

TIAA Real Estate CDO, Ltd. Ser. 03-1A, Class E, 8s, 2038	4,191,863	1,047,966

UBS-Barclays Commercial Mortgage Trust 144A FRB Ser. 12-C3,
Class D, 5.123s, 2049	3,764,000	3,396,044

Wachovia Bank Commercial Mortgage Trust
FRB Ser. 06-C26, Class AJ, 6.2s, 2045	27,932,000	27,334,255
FRB Ser. 07-C34, Class AJ, 6.166s, 2046	4,774,000	4,625,051
FRB Ser. 06-C25, Class AJ, 5.915s, 2043	5,419,000	5,598,369
Ser. 06-C24, Class AJ, 5.658s, 2045	15,432,000	14,881,078
FRB Ser. 05-C21, Class D, 5.414s, 2044	24,100,000	24,817,337
FRB Ser. 05-C20, Class B, 5.413s, 2042	15,494,522	15,974,068
Ser. 07-C34, IO, 0.498s, 2046	69,594,953	842,099

WF-RBS Commercial Mortgage Trust 144A
FRB Ser. 12-C6, Class D, 5.748s, 2045	5,394,000	5,097,330
FRB Ser. 12-C9, Class D, 4.963s, 2045 F	7,195,000	6,060,321
FRB Ser. 13-C15, Class D, 4.636s, 2046	11,632,000	9,729,078
FRB Ser. 13-C12, Class D, 4.499s, 2048	10,575,000	8,835,413
FRB Ser. 13-C11, Class D, 4.324s, 2045	4,677,000	3,899,449
FRB Ser. 13-C14, Class D, 4.136s, 2046	8,116,000	6,490,365

		693,337,470
Residential mortgage-backed securities (non-agency) (11.9%)
American Home Mortgage Investment Trust FRB Ser. 07-1,
Class GA1A, 0.339s, 2047	23,470,566	15,446,684

Banc of America Funding Corp.
Ser. 06-2, Class 2A2, 6 1/4s, 2036	5,440,000	5,399,200
Ser. 06-2, Class 2A13, 6s, 2036	6,219,132	6,165,025
FRB Ser. 06-G, Class 2A5, 0.46s, 2036	4,301,898	3,731,896

Diversified Income Trust	33

MORTGAGE-BACKED SECURITIES (46.4%)* cont.		Principal amount	Value

Residential mortgage-backed securities (non-agency) cont.
Barclays Capital, LLC Trust
Ser. 12-RR10, Class 8A3, 15 3/4s, 2036		$1,925,100	$1,007,077
Ser. 13-RR1, Class 3A3, 13.676s, 2037		3,292,884	2,705,104
Ser. 13-RR1, Class 9A4, 10.266s, 2036		2,377,000	2,382,943
Ser. 13-RR1, Class 2A4, 10.11s, 2036		4,952,337	4,854,528
Ser. 13-RR1, Class 3A2, 4s, 2037		3,093,232	3,062,300
Ser. 13-RR1, Class 4A2, 4s, 2037		3,373,921	3,324,156
Ser. 12-RR10, Class 8A2, 4s, 2036		3,961,490	3,903,058
Ser. 13-RR1, Class 1A2, 2.819s, 2035 F		5,838,493	4,583,217
FRB Ser. 12-RR10, Class 9A2, 2.674s, 2035		9,361,295	7,690,304

Barclays Capital, LLC Trust 144A
FRB Ser. 12-RR12, Class 2A3, 13.426s, 2035		3,332,725	3,034,446
FRB Ser. 12-RR11, Class 5A3, 11.734s, 2037		1,593,316	921,144
FRB Ser. 13-RR2, Class 3A2, 8.325s, 2036		3,193,000	2,923,192
FRB Ser. 10-RR12, Class 6A1, 5.992s, 2037		10,420,325	10,628,732
Ser. 12-RR12, Class 2A2, 4s, 2035		2,728,444	2,688,199
FRB Ser. 09-RR6, Class 1A2, 2.43s, 2035		7,751,421	6,084,865
Ser. 09-RR7, Class 1A7, IO, 1.717s, 2046		353,792,101	11,829,923
Ser. 09-RR7, Class 2A7, IO, 1.561s, 2047		318,698,663	9,975,268
FRB Ser. 12-RR1, Class 6A5, 0.378s, 2046		5,320,000	4,655,000

Bear Stearns Asset Backed Securities, Inc. FRB Ser. 04-FR3,
Class M6, 5.054s, 2034		265,627	18,602

Citigroup Mortgage Loan Trust, Inc. 144A
FRB Ser. 11-2, Class 3A2, 8.814s, 2037		6,434,161	6,196,547
FRB Ser. 11-12, Class 2A2, 0.549s, 2035		8,520,000	6,818,045

Countrywide Alternative Loan Trust
Ser. 07-9T1, Class 2A2, 6s, 2037		17,558,137	13,436,364
Ser. 06-19CB, Class A14, 6s, 2036		11,837,813	9,754,358
Ser. 07-4CB, Class 1A6, 5 3/4s, 2037		11,173,449	9,534,751
Ser. 05-J11, Class 1A11, 5s, 2035		11,889,087	9,778,774
FRB Ser. 05-51, Class 4A1, 1/2s, 2035		7,582,270	5,610,880
FRB Ser. 05-56, Class 4A1, 0.489s, 2035		14,732,648	11,215,229
FRB Ser. 05-62, Class 1A1, 0.479s, 2035		14,651,228	11,281,446
FRB Ser. 06-OA16, Class A1C, 0.369s, 2046		16,072,848	14,626,292
FRB Ser. 06-HY11, Class A1, 0.299s, 2036		7,647,591	5,506,265

Credit Suisse Commercial Mortgage Trust 144A
FRB Ser. 08-4R, Class 3A4, 2.709s, 2038		6,487,000	5,189,600
FRB Ser. 08-4R, Class 1A4, 0.58s, 2037		5,000,000	3,657,500

DSLA Mortgage Loan Trust Ser. 04-AR2, Class X2, IO,
zero %, 2044		50,778,351	2,538,918

Granite Mortgages PLC
FRB Ser. 03-2, Class 3C, 3.06s, 2043 (United Kingdom)	GBP	2,706,624	4,313,839
FRB Ser. 03-2, Class 2C1, 2.774s, 2043 (United Kingdom)	EUR	7,263,000	9,673,453

Green Tree Financial Corp. Ser. 95-F, Class B2, 7.1s, 2021		$43,355	43,236

Green Tree Home Improvement Loan Trust Ser. 95-D, Class B2,
7.45s, 2025		41,956	41,842

GSC Capital Corp. Mortgage Trust Ser. 05-11, Class AF3,
4.778s, 2036		12,578,174	11,634,811

34 Diversified Income Trust

MORTGAGE-BACKED SECURITIES (46.4%)* cont.	Principal amount	Value

Residential mortgage-backed securities (non-agency) cont.
GSR Mortgage Loan Trust FRB Ser. 05-AR4, Class 3A5,
3.372s, 2035	$4,000,000	$3,632,840

JPMorgan Mortgage Trust FRB Ser. 07-A1, Class 3A4,
2.812s, 2035	4,143,156	3,521,682

Merrill Lynch Mortgage Investors Trust FRB Ser. 05-A6,
Class 2A3, 0.559s, 2035	5,000,000	4,212,500

Mortgage IT Trust FRB Ser. 05-3, Class A2, 0.529s, 2035	8,139,078	6,755,435

Opteum Mortgage Acceptance Corp. FRB Ser. 05-4, Class 1A2,
0.569s, 2035	11,672,434	10,082,649

Residential Accredit Loans, Inc. Ser. 05-QR1, Class A, 6s, 2034	24,253,555	24,617,358

Residential Asset Mortgage Products FRB Ser. 06-RZ1,
Class M2, 0.599s, 2036 F	8,100,000	6,075,000

WAMU Mortgage Pass-Through Certificates
FRB Ser. 06-AR7, Class 3A1B, 2.454s, 2046	5,455,852	3,109,836
Ser. 05-AR17, Class X, IO, 1.621s, 2045	65,691,567	3,407,750
Ser. 04-AR10, Class X, IO, 1.608s, 2044	21,017,531	945,789
Ser. 05-AR11, Class X, IO, 1.505s, 2045	117,599,042	5,303,717
Ser. 05-AR19, Class X, IO, 1.471s, 2045	107,236,464	5,029,390
FRB Ser. 06-AR1, Class 2A1B, 1.223s, 2046	16,234,879	13,459,039
FRB Ser. 06-AR1, Class 2A1C, 1.223s, 2046	16,112,574	9,023,042
FRB Ser. 06-AR3, Class A1B, 1.153s, 2046	22,816,610	17,374,848
FRB Ser. 06-AR4, Class 1A1B, 1.093s, 2046	7,610,469	5,860,061
FRB Ser. 07-OA4, Class A1A, 0.923s, 2047	35,523,263	23,667,374
Ser. 06-AR11, Class 2XPP, IO, 0.889s, 2046	45,061,162	985,713
FRB Ser. 05-AR19, Class A1C3, 0.679s, 2045	18,626,294	14,714,772
FRB Ser. 05-AR13, Class A1C3, 0.669s, 2045	37,496,727	29,678,659
FRB Ser. 05-AR17, Class A1C3, 0.659s, 2045 F	14,435,482	7,722,983
FRB Ser. 05-AR8, Class 2AC2, 0.639s, 2045	11,594,431	9,640,769
FRB Ser. 05-AR11, Class A1B2, 0.629s, 2045	6,776,549	5,658,418
FRB Ser. 05-AR13, Class A1B2, 0.609s, 2045	8,487,066	7,341,312
FRB Ser. 05-AR17, Class A1B2, 0.589s, 2045	1,795,322	1,490,117
FRB Ser. 05-AR15, Class A1B2, 0.589s, 2045	10,307,719	8,349,252
FRB Ser. 05-AR19, Class A1C4, 0.579s, 2045	6,970,753	5,286,898
FRB Ser. 05-AR11, Class A1B3, 0.579s, 2045	13,128,376	11,093,477
FRB Ser. 05-AR8, Class 2AC3, 0.569s, 2045	4,018,941	3,341,749
FRB Ser. 05-AR1, Class A1B, 0.569s, 2045	6,230,190	5,108,756
FRB Ser. 05-AR19, Class A1B3, 0.529s, 2045	3,729,796	3,226,274
FRB Ser. 05-AR6, Class 2AB3, 0.449s, 2045	3,930,156	3,379,934
FRB Ser. 12-RR2, Class 1A2, 0.352s, 2047	9,900,000	5,785,362

Wells Fargo Mortgage Backed Securities Trust
Ser. 07-12, Class A7, 5 1/2s, 2037	2,847,182	2,875,654
Ser. 05-11, Class 1A1, 5 1/2s, 2035	15,910,263	15,771,049

		545,396,471

Total mortgage-backed securities (cost $2,065,590,419)		$2,133,467,864

Diversified Income Trust	35

CORPORATE BONDS AND NOTES (31.0%)*		Principal amount	Value

Basic materials (2.3%)
ArcelorMittal sr. unsec. bonds 10.35s, 2019 (France)		$3,135,000	$3,870,544

ArcelorMittal sr. unsec. unsub. notes 7 1/2s, 2039 (France)		2,090,000	1,980,275

ArcelorMittal sr. unsec. unsub. notes 5s, 2017 (France)		500,000	520,000

Ashland, Inc. company guaranty sr. unsec. unsub. notes
4 3/4s, 2022		2,921,000	2,742,089

Ashland, Inc. sr. unsec. unsub. notes 3s, 2016		3,880,000	3,928,500

Atkore International, Inc. company guaranty sr. notes
9 7/8s, 2018		3,422,000	3,695,760

Boise Cascade Co. company guaranty sr. unsec. notes
6 3/8s, 2020		2,005,000	2,075,175

Boise Cascade Co. 144A company guaranty sr. unsec. notes
6 3/8s, 2020		435,000	449,138

Celanese US Holdings, LLC company guaranty sr. unsec. unsub.
notes 4 5/8s, 2022 (Germany)		2,990,000	2,870,400

Celanese US Holdings, LLC sr. notes 5 7/8s, 2021 (Germany)		2,735,000	2,858,075

Cemex Finance, LLC 144A company guaranty sr. notes 9 3/8s,
2022 (Mexico)		955,000	1,045,725

Cemex SAB de CV 144A company guaranty sr. notes 9 1/2s,
2018 (Mexico)		845,000	935,838

Cemex SAB de CV 144A company guaranty sr. notes 7 1/4s,
2021 (Mexico)		955,000	949,486

Cemex SAB de CV 144A company guaranty sr. notes 6 1/2s,
2019 (Mexico)		2,485,000	2,447,725

Cemex SAB de CV 144A company guaranty sr. notes 5 7/8s,
2019 (Mexico)		580,000	556,800

CPG Merger Sub LLC 144A company guaranty sr. unsec. unsub.
notes 8s, 2021		400,000	408,000

Ferro Corp. sr. unsec. notes 7 7/8s, 2018		1,674,000	1,757,700

FMG Resources August 2006 Pty, Ltd. 144A sr. notes 8 1/4s,
2019 (Australia)		180,000	193,950

FMG Resources August 2006 Pty, Ltd. 144A sr. notes 7s,
2015 (Australia)		1,507,000	1,555,978

FMG Resources August 2006 Pty, Ltd. 144A sr. notes 6 7/8s,
2018 (Australia)		2,572,000	2,700,600

FMG Resources August 2006 Pty, Ltd. 144A sr. unsec. notes
6 7/8s, 2022 (Australia)		1,041,000	1,044,904

Graphic Packaging International, Inc. company guaranty sr.
unsec. notes 4 3/4s, 2021		2,393,000	2,321,210

Grohe Holding GmbH 144A company guaranty sr. FRN notes
4.224s, 2017 (Germany)	EUR	2,148,000	2,905,894

HD Supply, Inc. company guaranty sr. unsec. unsub. notes
11 1/2s, 2020		$4,055,000	4,835,588

HD Supply, Inc. 144A sr. unsec. notes 7 1/2s, 2020		1,400,000	1,450,750

Hexion U.S. Finance Corp. company guaranty sr. notes
6 5/8s, 2020		1,980,000	1,980,000

Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC
company guaranty sr. notes 8 7/8s, 2018		4,149,000	4,294,215

Huntsman International, LLC company guaranty sr. unsec. sub.
notes 8 5/8s, 2021		2,841,000	3,153,510

Huntsman International, LLC company guaranty sr. unsec. sub.
notes 8 5/8s, 2020		1,100,000	1,210,000

36 Diversified Income Trust

CORPORATE BONDS AND NOTES (31.0%)* cont.	Principal amount	Value

Basic materials cont.
Huntsman International, LLC company guaranty sr. unsec.
unsub. notes 4 7/8s, 2020	$2,655,000	$2,515,613

IAMGOLD Corp. 144A company guaranty sr. unsec. notes
6 3/4s, 2020 (Canada)	591,000	515,648

Ineos Finance PLC 144A company guaranty sr. notes 7 1/2s,
2020 (United Kingdom)	1,205,000	1,295,375

INEOS Group Holdings SA 144A company guaranty sr. unsec.
notes 6 1/8s, 2018 (Luxembourg)	5,045,000	4,956,713

JM Huber Corp. 144A sr. unsec. notes 9 7/8s, 2019	2,472,000	2,818,080

Louisiana-Pacific Corp. company guaranty sr. unsec. unsub.
notes 7 1/2s, 2020	2,634,000	2,854,598

Momentive Performance Materials, Inc. company guaranty sr.
notes 10s, 2020	392,000	409,150

Momentive Performance Materials, Inc. company guaranty sr.
notes 8 7/8s, 2020	1,760,000	1,843,600

New Gold, Inc. 144A sr. unsec. notes 6 1/4s, 2022 (Canada)	794,000	770,736

NOVA Chemicals Corp. 144A sr. notes 5 1/4s, 2023 (Canada)	645,000	652,837

Novelis, Inc. company guaranty sr. unsec. notes 8 3/4s, 2020	2,325,000	2,551,688

Nufarm Australia, Ltd. 144A company guaranty sr. notes 6 3/8s,
2019 (Australia)	548,000	553,480

Orion Engineered Carbons Bondco GmbH 144A company
guaranty sr. notes 9 5/8s, 2018 (Germany)	354,000	391,170

Perstorp Holding AB 144A company guaranty sr. notes 8 3/4s,
2017 (Sweden)	1,560,000	1,618,500

Pinnacle Operating Corp. 144A company guaranty sr.
notes 9s, 2020	375,000	383,906

PolyOne Corp. 144A sr. unsec. notes 5 1/4s, 2023	966,000	912,870

PQ Corp. 144A sr. notes 8 3/4s, 2018	1,373,000	1,465,678

Roofing Supply Group, LLC/Roofing Supply Finance, Inc. 144A
company guaranty sr. unsec. notes 10s, 2020	435,000	485,025

Ryerson, Inc./Joseph T Ryerson & Son, Inc. company guaranty
sr. notes 9s, 2017	1,304,000	1,349,640

Sealed Air Corp. 144A sr. unsec. notes 6 1/2s, 2020	1,264,000	1,317,720

Sealed Air Corp. 144A sr. unsec. notes 5 1/4s, 2023	1,065,000	1,006,425

Smurfit Kappa Acquisitions 144A company guaranty sr. notes
4 7/8s, 2018 (Ireland)	675,000	682,182

Smurfit Kappa Treasury company guaranty sr. unsec. unsub.
debs 7 1/2s, 2025 (Ireland)	82,000	88,970

Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
6 3/8s, 2022	305,000	315,675

Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
6 1/8s, 2019	1,405,000	1,464,713

Steel Dynamics, Inc. 144A company guaranty sr. unsec. notes
5 1/4s, 2023	190,000	179,550

Taminco Global Chemical Corp. 144A sr. notes 9 3/4s,
2020 (Belgium)	3,110,000	3,514,300

TPC Group, Inc. 144A company guaranty sr. notes 8 3/4s, 2020	1,775,000	1,814,938

Tronox Finance, LLC company guaranty sr. unsec. unsub. notes
6 3/8s, 2020	2,484,000	2,459,160

Diversified Income Trust	37

CORPORATE BONDS AND NOTES (31.0%)* cont.		Principal amount	Value

Basic materials cont.
US Coatings Acquisition, Inc./Flash Dutch 2 BV 144A company
guaranty sr. notes 5 3/4s, 2021 (Netherlands)	EUR	320,000	$433,042

USG Corp. sr. unsec. notes 9 3/4s, 2018		$2,005,000	2,320,788

Weekley Homes, LLC/Weekley Finance Corp. 144A sr. unsec.
notes 6s, 2023		1,105,000	1,060,800

			105,740,399
Capital goods (2.0%)
Accudyne Industries Borrower/Accudyne Industries, LLC
144A company guaranty sr. unsec. unsub. notes 7 3/4s,
2020 (Luxembourg)		660,000	678,150

ADS Waste Holdings, Inc. 144A sr. notes 8 1/4s, 2020		3,975,000	4,193,625

American Axle & Manufacturing, Inc. company guaranty sr.
unsec. notes 7 3/4s, 2019		4,031,000	4,464,333

ARD Finance SA 144A sr. notes 11 1/8s, 2018 (Luxembourg) ‡‡	EUR	835,146	1,200,431

ARD Finance SA 144A sr. notes 11 1/8s, 2018 (Luxembourg) ‡‡		$1,084,443	1,149,510

Ardagh Packaging Finance PLC sr. notes Ser. REGS, 7 3/8s,
2017 (Ireland)	EUR	1,155,000	1,666,358

Ardagh Packaging Finance PLC/Ardagh MP Holdings USA, Inc.
144A sr. notes 4 7/8s, 2022 (Ireland)		$735,000	701,925

Ardagh Packaging Finance PLC/Ardagh MP Holdings USA, Inc.
144A sr. unsec. notes 7s, 2020 (Ireland)		2,140,000	2,065,100

B/E Aerospace, Inc. sr. unsec. unsub. notes 6 7/8s, 2020		2,733,000	2,978,970

B/E Aerospace, Inc. sr. unsec. unsub. notes 5 1/4s, 2022		1,425,000	1,410,750

Berry Plastics Corp. company guaranty notes 9 1/2s, 2018		1,194,000	1,292,505

Berry Plastics Corp. company guaranty unsub. notes
9 3/4s, 2021		500,000	577,500

BOE Merger Corp. 144A sr. unsec. notes 9 1/2s, 2017 ‡‡		1,010,000	1,050,400

Bombardier, Inc. 144A sr. notes 6 1/8s, 2023 (Canada)		1,008,000	1,008,000

Bombardier, Inc. 144A sr. notes 4 1/4s, 2016 (Canada)		1,091,000	1,134,640

Briggs & Stratton Corp. company guaranty sr. unsec. notes
6 7/8s, 2020		3,139,000	3,397,968

Consolidated Container Co. LLC/Consolidated Container
Capital, Inc. 144A company guaranty sr. unsec. notes
10 1/8s, 2020		181,000	193,670

Crown Americas LLC/Crown Americas Capital Corp. IV 144A
company guaranty sr. unsec. notes 4 1/2s, 2023		2,512,000	2,292,200

Crown Euro Holdings SA 144A sr. notes 7 1/8s, 2018 (France)	EUR	475,000	683,988

Delphi Corp. company guaranty sr. unsec. unsub. notes 5s, 2023		$1,390,000	1,440,388

Exide Technologies sr. notes 8 5/8s, 2018 (In default) †		537,000	389,325

Gardner Denver, Inc. 144A company guaranty sr. unsec. unsub.
notes 6 7/8s, 2021		345,000	340,688

Gestamp Funding Luxembourg SA 144A sr. notes 5 5/8s,
2020 (Luxembourg)		1,070,000	1,059,300

GrafTech International, Ltd. company guaranty sr. unsec. notes
6 3/8s, 2020		1,808,000	1,826,080

KION Finance SA 144A sr. notes 6 3/4s, 2020 (Luxembourg)	EUR	590,000	860,903

Kratos Defense & Security Solutions, Inc. company guaranty sr.
notes 10s, 2017		$2,585,000	2,811,188

Legrand France SA sr. unsec. unsub. debs 8 1/2s, 2025 (France)		3,324,000	4,168,737

Manitowoc Co., Inc. (The) company guaranty sr. unsec. notes
5 7/8s, 2022		3,338,000	3,246,205

38 Diversified Income Trust

CORPORATE BONDS AND NOTES (31.0%)* cont.		Principal amount	Value

Capital goods cont.
MasTec, Inc. company guaranty sr. unsec. unsub. notes
4 7/8s, 2023		$3,454,000	$3,246,760

Mueller Water Products, Inc. company guaranty sr. unsec.
unsub. notes 8 3/4s, 2020		864,000	950,400

Pittsburgh Glass Works, LLC 144A sr. notes 8 1/2s, 2016		3,373,000	3,465,758

Polypore International, Inc. company guaranty sr. unsec. notes
7 1/2s, 2017		1,445,000	1,531,700

Rexam PLC unsec. sub. FRB bonds 6 3/4s, 2067
(United Kingdom)	EUR	560,000	789,173

Rexel SA 144A company guaranty sr. unsec. unsub. notes
6 1/8s, 2019 (France)		$2,005,000	2,040,088

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/
Reynolds Group Issuer Lu company guaranty sr. notes
7 7/8s, 2019		1,325,000	1,450,875

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/
Reynolds Group Issuer Lu company guaranty sr. notes
5 3/4s, 2020		1,750,000	1,756,563

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/
Reynolds Group Issuer Lu company guaranty sr. unsec. unsub.
notes 9 7/8s, 2019		1,325,000	1,431,000

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/
Reynolds Group Issuer Lu company guaranty sr. unsec. unsub.
notes 9s, 2019		3,375,000	3,543,750

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/
Reynolds Group Issuer Lu company guaranty sr. unsec. unsub.
notes 8 1/4s, 2021 (New Zealand)		2,595,000	2,614,463

Schaeffler Holding Finance BV 144A company guaranty sr.
notes 6 7/8s, 2018 (Netherlands) ‡‡		2,120,000	2,227,748

Schaeffler Holding Finance BV 144A sr. unsec. notes 6 7/8s,
2018 (Netherlands) ‡‡	EUR	1,020,000	1,448,903

Tenneco, Inc. company guaranty sr. unsec. unsub. notes
7 3/4s, 2018		$2,190,000	2,354,250

Tenneco, Inc. company guaranty sr. unsub. notes 6 7/8s, 2020		1,830,000	1,985,550

Terex Corp. company guaranty sr. unsec. unsub. notes
6 1/2s, 2020		415,000	435,750

Terex Corp. company guaranty sr. unsec. unsub. notes 6s, 2021		3,479,000	3,518,139

Thermadyne Holdings Corp. company guaranty sr.
notes 9s, 2017		2,259,000	2,434,073

Titan International, Inc. 144A company guaranty sr. bonds
6 7/8s, 2020		1,120,000	1,128,400

TransDigm, Inc. company guaranty unsec. sub. notes
7 3/4s, 2018		3,171,000	3,377,115

TransDigm, Inc. 144A sr. unsec. sub. notes 7 1/2s, 2021		455,000	489,125

Triumph Group, Inc. unsec. sub. FRN notes 4 7/8s, 2021		1,395,000	1,342,688

			91,845,108
Communication services (4.2%)
Cablevision Systems Corp. sr. unsec. unsub. notes 8 5/8s, 2017		2,000,000	2,295,000

Cablevision Systems Corp. sr. unsec. unsub. notes 7 3/4s, 2018		244,000	273,280

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. notes 6 1/2s, 2021		1,634,000	1,666,680

Diversified Income Trust 39

CORPORATE BONDS AND NOTES (31.0%)* cont.		Principal amount	Value

Communication services cont.
CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. notes 5 1/4s, 2022		$6,302,000	$5,813,595

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. unsub. notes 5 1/8s, 2023		3,969,000	3,661,403

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsub. notes 7s, 2019		1,347,000	1,421,085

CenturyLink, Inc. sr. unsec. unsub. notes 5 5/8s, 2020		380,000	370,975

Cincinnati Bell, Inc. company guaranty sr. unsec. notes
8 3/8s, 2020		531,000	561,533

Cincinnati Bell, Inc. company guaranty sr. unsec. sub. notes
8 1/4s, 2017		2,017,000	2,101,714

Clearwire Communications, LLC/Clearwire Finance, Inc. 144A
company guaranty sr. notes 12s, 2015		1,545,000	1,616,456

Crown Castle International Corp. sr. unsec. notes 7 1/8s, 2019		950,000	1,018,875

Crown Castle International Corp. sr. unsec. notes 5 1/4s, 2023		1,365,000	1,255,800

CSC Holdings, LLC sr. unsec. unsub. notes 6 3/4s, 2021		4,210,000	4,504,700

CyrusOne LP/CyrusOne Finance Corp. company guaranty sr.
unsec. notes 6 3/8s, 2022		395,000	392,038

Digicel Group, Ltd. 144A sr. unsec. notes 8 1/4s, 2020 (Jamaica)		650,000	676,000

Digicel, Ltd. 144A sr. unsec. notes 8 1/4s, 2017 (Jamaica)		5,118,000	5,303,528

DISH DBS Corp. company guaranty notes 7 1/8s, 2016		1,370,000	1,505,288

DISH DBS Corp. company guaranty sr. unsec. notes 6 3/4s, 2021		2,657,000	2,793,171

DISH DBS Corp. company guaranty sr. unsec. unsub. notes
4 1/4s, 2018		2,615,000	2,618,269

Equinix, Inc. sr. unsec. notes 7s, 2021		1,840,000	1,964,200

Frontier Communications Corp. sr. unsec. notes 9 1/4s, 2021		620,000	709,900

Frontier Communications Corp. sr. unsec. notes 8 1/8s, 2018		6,465,000	7,143,825

Frontier Communications Corp. sr. unsec. unsub. notes
7 5/8s, 2024		475,000	475,000

Hughes Satellite Systems Corp. company guaranty sr. notes
6 1/2s, 2019		1,949,000	2,061,068

Hughes Satellite Systems Corp. company guaranty sr. unsec.
notes 7 5/8s, 2021		3,202,000	3,450,155

Inmarsat Finance PLC 144A company guaranty sr. notes 7 3/8s,
2017 (United Kingdom)		4,928,000	5,162,080

Intelsat Jackson Holdings SA company guaranty sr. unsec. notes
7 1/2s, 2021 (Bermuda)		1,949,000	2,104,920

Intelsat Jackson Holdings SA 144A sr. unsec. notes 6 5/8s,
2022 (Bermuda)		770,000	764,225

Intelsat Luxembourg SA 144A company guaranty sr. unsec.
notes 8 1/8s, 2023 (Luxembourg)		4,016,000	4,236,880

Intelsat Luxembourg SA 144A sr. unsec. notes 7 3/4s,
2021 (Luxembourg)		7,745,000	8,016,075

Intelsat Luxembourg SA 144A sr. unsec. notes 6 3/4s,
2018 (Luxembourg)		2,470,000	2,562,625

Kabel Deutschland GmbH 144A sr. bonds 6 1/2s,
2018 (Germany)	EUR	1,560,000	2,250,222

Level 3 Financing, Inc. company guaranty sr. unsec. unsub.
notes 9 3/8s, 2019		$1,699,000	1,873,148

40 Diversified Income Trust

CORPORATE BONDS AND NOTES (31.0%)* cont.		Principal amount	Value

Communication services cont.
Level 3 Financing, Inc. company guaranty sr. unsec. unsub.
notes 8 5/8s, 2020		$2,993,000	$3,269,853

Level 3 Financing, Inc. company guaranty sr. unsec. unsub.
notes 8 1/8s, 2019		515,000	551,050

Level 3 Financing, Inc. company guaranty sr. unsec. unsub.
notes 7s, 2020		183,000	184,830

Mediacom, LLC/Mediacom Capital Corp. sr. unsec. notes
9 1/8s, 2019		386,000	421,705

MetroPCS Wireless, Inc. 144A company guaranty sr. unsec.
unsub. notes 6 5/8s, 2023		3,755,000	3,764,388

MetroPCS Wireless, Inc. 144A company guaranty sr. unsec.
unsub. notes 6 1/4s, 2021		4,010,000	4,030,050

NII Capital Corp. company guaranty sr. unsec. unsub. notes
7 5/8s, 2021 (Mexico)		1,502,000	1,066,420

NII International Telecom Sarl 144A company guaranty sr. unsec.
notes 11 3/8s, 2019 (Luxembourg)		525,000	543,375

NII International Telecom Sarl 144A company guaranty sr. unsec.
notes 7 7/8s, 2019 (Luxembourg)		1,820,000	1,651,650

PAETEC Holding Corp. company guaranty sr. unsec. notes
9 7/8s, 2018		3,202,000	3,562,225

Phones4U Finance PLC 144A sr. notes 9 1/2s, 2018
(United Kingdom)	GBP	2,520,000	4,355,006

Quebecor Media, Inc. sr. unsec. unsub. notes 5 3/4s,
2023 (Canada)		$2,278,000	2,147,015

Qwest Corp. sr. unsec. notes 7 1/2s, 2014		610,000	646,343

Qwest Corp. sr. unsec. unsub. notes 7 1/4s, 2025		1,375,000	1,537,880

SBA Telecommunications, Inc. company guaranty sr. unsec.
notes 8 1/4s, 2019		2,843,000	3,070,440

SBA Telecommunications, Inc. notes 5 3/4s, 2020		520,000	516,100

Sprint Capital Corp. company guaranty 6 7/8s, 2028		4,110,000	3,668,175

Sprint Corp. 144A company guaranty sr. unsec. notes
7 7/8s, 2023		2,755,000	2,810,100

Sprint Corp. 144A company guaranty sr. unsec. notes
7 1/4s, 2021		3,070,000	3,100,700

Sprint Nextel Corp. sr. notes 8 3/8s, 2017		4,280,000	4,836,400

Sprint Nextel Corp. sr. unsec. unsub. notes 9 1/8s, 2017		1,116,000	1,283,400

Sprint Nextel Corp. sr. unsec. unsub. notes 7s, 2020		3,538,000	3,591,070

Sprint Nextel Corp. 144A company guaranty sr. unsec.
notes 9s, 2018		4,427,000	5,190,658

Sunrise Communications International SA 144A company
guaranty sr. notes 7s, 2017 (Luxembourg)	EUR	495,000	708,608

Sunrise Communications International SA 144A company
guaranty sr. notes 7s, 2017 (Luxembourg)	CHF	540,000	633,914

T-Mobile USA, Inc. 144A sr. unsec. notes 5 1/4s, 2018		$880,000	895,400

Telenet Finance V Luxembourg SCA 144A bonds 6 3/4s,
2024 (Luxembourg)	EUR	2,690,000	3,724,433

Telenet Finance V Luxembourg SCA 144A bonds 6 1/4s,
2022 (Luxembourg)	EUR	790,000	1,094,851

Unitymedia GmbH company guaranty sr. notes Ser. REGS,
9 5/8s, 2019 (Germany)	EUR	2,398,000	3,593,269

Unitymedia GmbH 144A sr. sub. notes 9 1/2s, 2021 (Germany)	EUR	665,000	1,022,438

Diversified Income Trust	41

CORPORATE BONDS AND NOTES (31.0%)* cont.		Principal amount	Value

Communication services cont.
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH sr.
notes 7 1/2s, 2019 (Germany)	EUR	1,855,000	$2,711,932

Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH
144A company guaranty sr. notes 8 1/8s, 2017 (Germany)	EUR	627,054	890,412

Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH
144A company guaranty sr. notes 5 1/8s, 2023 (Germany)	EUR	2,130,000	2,762,073

UPC Holdings BV bonds 8 3/8s, 2020 (Netherlands)	EUR	1,986,000	2,924,889

Videotron, Ltd. company guaranty sr. unsec. unsub. notes 5s,
2022 (Canada)		$5,063,000	4,809,850

Virgin Media Secured Finance PLC company guaranty sr. unsec.
bonds 8 7/8s, 2019 (United Kingdom)	GBP	162,000	284,350

Virgin Media Secured Finance PLC 144A sr. notes 6s, 2021
(United Kingdom)	GBP	2,160,000	3,523,052

West Corp. company guaranty sr. unsec. notes 8 5/8s, 2018		$1,026,000	1,115,775

West Corp. company guaranty sr. unsec. notes 7 7/8s, 2019		2,430,000	2,618,325

WideOpenWest Finance, LLC/WideOpenWest Capital Corp.
company guaranty sr. unsec. notes 10 1/4s, 2019		5,575,000	6,048,875

Wind Acquisition Finance SA company guaranty sr. notes
Ser. REGS, 7 3/8s, 2018 (Luxembourg)	EUR	301,000	424,909

Wind Acquisition Finance SA 144A company guaranty sr. notes
7 3/8s, 2018 (Luxembourg)	EUR	4,110,000	5,801,918

Wind Acquisition Finance SA 144A company guaranty sr. notes
7 1/4s, 2018 (Luxembourg)		$1,135,000	1,174,725

Wind Acquisition Holdings Finance SA company guaranty sr.
notes 12 1/4s, 2017 (Luxembourg) ‡‡	EUR	1,509,446	2,011,424

Windstream Holdings, Inc. company guaranty sr. unsec. notes
6 3/8s, 2023		$815,000	745,725

Windstream Holdings, Inc. company guaranty sr. unsec. unsub.
notes 8 1/8s, 2018		710,000	763,250

Windstream Holdings, Inc. company guaranty sr. unsec. unsub.
notes 7 7/8s, 2017		2,884,000	3,215,660

Windstream Holdings, Inc. company guaranty sr. unsec. unsub.
notes 7 3/4s, 2021		780,000	805,350

			192,727,953
Consumer cyclicals (4.6%)
Academy, Ltd./Academy Finance Corp. 144A company
guaranty sr. unsec. notes 9 1/4s, 2019		360,000	402,300

AMC Entertainment, Inc. company guaranty sr. sub. notes
9 3/4s, 2020		2,673,000	3,047,220

Autonation, Inc. company guaranty sr. unsec. notes
6 3/4s, 2018		2,870,000	3,246,688

Autonation, Inc. company guaranty sr. unsec. unsub. notes
5 1/2s, 2020		565,000	588,306

Beazer Homes USA, Inc. company guaranty sr. unsec. notes
8 1/8s, 2016		550,000	602,250

Beazer Homes USA, Inc. company guaranty sr. unsec. notes
7 1/4s, 2023		1,909,000	1,832,640

Bon-Ton Department Stores, Inc. (The) company guaranty notes
10 5/8s, 2017		962,000	962,000

Bon-Ton Department Stores, Inc. (The) company guaranty
notes 8s, 2021		773,000	722,755

42 Diversified Income Trust

CORPORATE BONDS AND NOTES (31.0%)* cont.	Principal amount	Value

Consumer cyclicals cont.
Boyd Gaming Corp. company guaranty sr. unsec. notes
9 1/8s, 2018	$600,000	$652,500

Brookfield Residential Properties, Inc. 144A company guaranty
sr. unsec. notes 6 1/2s, 2020 (Canada)	2,145,000	2,155,725

Brookfield Residential Properties, Inc./Brookfield Residential
US Corp. 144A company guaranty sr. unsec. notes 6 1/8s,
2022 (Canada)	1,050,000	1,029,944

Building Materials Corp. 144A company guaranty sr. notes
7 1/2s, 2020	1,185,000	1,279,800

Building Materials Corp. 144A sr. notes 7s, 2020	2,425,000	2,606,875

Building Materials Corp. 144A sr. notes 6 3/4s, 2021	1,965,000	2,112,375

Burlington Coat Factory Warehouse Corp. company guaranty sr.
unsec. notes 10s, 2019	1,865,000	2,074,813

Burlington Holdings, LLC/Burlington Holding Finance, Inc. 144A
sr. unsec. notes 9s, 2018 ‡‡	580,000	595,950

Caesars Entertainment Operating Co., Inc. company guaranty sr.
notes 9s, 2020	5,399,000	5,081,809

Caesars Entertainment Operating Co., Inc. sr. notes
11 1/4s, 2017	1,061,000	1,076,915

Cedar Fair LP/Canada’s Wonderland Co./Magnum Management
Corp. company guaranty sr. unsec. notes 9 1/8s, 2018	855,000	937,294

Cedar Fair LP/Canada’s Wonderland Co./Magnum Management
Corp. 144A company guaranty sr. unsec. notes 5 1/4s, 2021	945,000	902,475

Chrysler Group, LLC/CG Co-Issuer, Inc. company guaranty notes
8 1/4s, 2021	2,348,000	2,629,760

Cinemark USA, Inc. company guaranty sr. unsec. notes
4 7/8s, 2023	245,000	225,400

Cinemark USA, Inc. company guaranty sr. unsec. sub. notes
7 3/8s, 2021	680,000	734,400

CityCenter Holdings LLC/CityCenter Finance Corp. company
guaranty notes 10 3/4s, 2017 ‡‡	4,530,625	4,859,095

Clear Channel Communications, Inc. company guaranty sr.
notes 9s, 2021	4,178,000	4,042,215

Clear Channel Communications, Inc. company guaranty sr.
unsec. unsub. notes 9s, 2019	1,221,000	1,196,580

Clear Channel Worldwide Holdings, Inc. company guaranty sr.
unsec. notes 7 5/8s, 2020	1,328,000	1,367,840

Clear Channel Worldwide Holdings, Inc. sr. unsec. notes
6 1/2s, 2022	1,305,000	1,334,363

CST Brands, Inc. 144A company guaranty sr. unsec.
notes 5s, 2023	3,197,000	3,013,173

Cumulus Media Holdings, Inc. company guaranty sr. unsec.
unsub. notes 7 3/4s, 2019	1,678,000	1,740,925

D.R. Horton, Inc. company guaranty sr. unsec. FRN notes
5 3/4s, 2023	450,000	454,500

DH Services Luxembourg Sarl 144A company guaranty sr.
unsec. notes 7 3/4s, 2020 (Luxembourg)	1,875,000	1,950,000

FelCor Lodging LP company guaranty sr. notes 10s, 2014 R	1,487,000	1,600,384

FelCor Lodging LP company guaranty sr. notes 6 3/4s, 2019 R	3,355,000	3,539,525

FelCor Lodging LP company guaranty sr. notes 5 5/8s, 2023 R	450,000	420,188

Ford Motor Credit Co., LLC sr. unsec. unsub. notes 5 3/4s, 2021	2,635,000	2,911,622

Diversified Income Trust 43

CORPORATE BONDS AND NOTES (31.0%)* cont.		Principal amount	Value

Consumer cyclicals cont.
Gannett Co., Inc. 144A company guaranty sr. unsec. notes
5 1/8s, 2020		$1,140,000	$1,117,200

Gannett Co., Inc. 144A company guaranty sr. unsec. notes
5 1/8s, 2019		1,605,000	1,588,950

General Motors Co. 144A sr. unsec. notes 6 1/4s, 2043		805,000	792,925

General Motors Financial Co., Inc. 144A sr. unsec. notes
4 1/4s, 2023		665,000	607,644

Gibson Brands, Inc. 144A sr. unsec. notes 8 7/8s, 2018		2,590,000	2,628,850

Gray Television, Inc. company guaranty sr. unsec. notes
7 1/2s, 2020		2,200,000	2,288,000

Great Canadian Gaming Corp. 144A company guaranty sr.
unsec. notes 6 5/8s, 2022 (Canada)	CAD	2,495,000	2,465,401

Griffey Intermediate, Inc. /Griffey Finance Sub LLC 144A sr.
notes 7s, 2020		$1,945,000	1,458,750

Grupo Televisa SAB sr. unsec. bonds 6 5/8s, 2040 (Mexico)		900,000	971,073

Grupo Televisa SAB sr. unsec. notes 6s, 2018 (Mexico)		418,000	471,871

Grupo Televisa SAB sr. unsec. unsub. notes Ser. EMTN, 7 1/4s,
2043 (Mexico)	MXN	25,900,000	1,558,551

GTECH SpA jr. sub. FRN notes Ser. REGS, 8 1/4s, 2066 (Italy)	EUR	2,387,000	3,481,523

Hanesbrands, Inc. sr. unsec. notes 8s, 2016		$485,000	511,074

Howard Hughes Corp. (The) 144A sr. unsec. notes 6 7/8s, 2021 R		2,270,000	2,268,315

Igloo Holdings Corp. 144A sr. unsec. unsub. notes
8 1/4s, 2017 ‡‡		1,090,000	1,119,975

Interactive Data Corp. company guaranty sr. unsec. notes
10 1/4s, 2018		1,136,000	1,258,120

Isle of Capri Casinos, Inc. company guaranty sr. unsec. notes
5 7/8s, 2021		1,008,000	945,000

Isle of Capri Casinos, Inc. company guaranty sr. unsec. sub.
notes 8 7/8s, 2020		1,235,000	1,284,400

Isle of Capri Casinos, Inc. company guaranty sr. unsec. unsub.
notes 7 3/4s, 2019		4,588,000	4,817,400

ISS Holdings A/S sr. sub. notes Ser. REGS, 8 7/8s,
2016 (Denmark)	EUR	1,620,512	2,238,569

Jo-Ann Stores Holdings, Inc. 144A sr. unsec. notes
9 3/4s, 2019 ‡‡		$700,000	719,250

K Hovnanian Enterprises, Inc. 144A sr. notes 7 1/4s, 2020		1,060,000	1,115,650

L Brands, Inc. company guaranty sr. unsec. notes 6 5/8s, 2021		2,755,000	2,982,288

L Brands, Inc. sr. notes 5 5/8s, 2022		1,325,000	1,358,125

Lamar Media Corp. company guaranty sr. sub. notes
5 7/8s, 2022		580,000	580,000

Lender Processing Services, Inc. company guaranty sr. unsec.
unsub. notes 5 3/4s, 2023		2,560,000	2,633,600

Lennar Corp. company guaranty sr. unsec. unsub. notes
4 3/4s, 2022		645,000	593,400

M/I Homes, Inc. company guaranty sr. unsec. notes 8 5/8s, 2018		2,330,000	2,504,750

Macy’s Retail Holdings, Inc. company guaranty sr. unsec.
notes 5.9s, 2016		883,000	998,866

Masonite International Corp., 144A company guaranty sr. notes
8 1/4s, 2021 (Canada)		1,420,000	1,558,450

44 Diversified Income Trust

CORPORATE BONDS AND NOTES (31.0%)* cont.	Principal amount	Value

Consumer cyclicals cont.
Mattamy Group Corp. 144A sr. unsec. notes 6 1/2s,
2020 (Canada)	$1,370,000	$1,346,025

MGM Resorts International company guaranty sr. unsec. notes
7 5/8s, 2017	2,555,000	2,855,213

MGM Resorts International company guaranty sr. unsec. notes
6 7/8s, 2016	915,000	995,063

MGM Resorts International company guaranty sr. unsec. notes
6 3/4s, 2020	2,785,000	2,924,250

MGM Resorts International company guaranty sr. unsec. unsub.
notes 7 3/4s, 2022	2,495,000	2,713,313

MGM Resorts International company guaranty sr. unsec. unsub.
notes 6 5/8s, 2021	360,000	371,700

Michaels FinCo Holdings, LLC/Michaels FinCo, Inc. 144A sr.
unsec. notes 7 1/2s, 2018 ‡‡	2,286,000	2,308,860

Michaels Stores, Inc. company guaranty notes 11 3/8s, 2016	843,000	865,137

MTR Gaming Group, Inc. company guaranty notes 11 1/2s, 2019	5,615,776	6,163,314

Navistar International Corp. sr. notes 8 1/4s, 2021	2,816,000	2,858,240

Needle Merger Sub Corp. 144A sr. unsec. notes 8 1/8s, 2019	2,805,000	2,861,100

Neiman-Marcus Group, Inc. (The) company guaranty sr. notes
7 1/8s, 2028	1,317,000	1,297,245

New Academy Finance Co., LLC/New Academy Finance Corp.
144A sr. unsec. notes 8s, 2018 ‡‡	296,000	302,660

Nexstar Broadcasting, Inc. 144A company guaranty sr. unsec.
unsub. notes 6 7/8s, 2020	2,195,000	2,233,413

Nielsen Co. Luxembourg SARL (The) 144A company guaranty
sr. unsec. notes 5 1/2s, 2021 (Luxembourg)	716,000	717,790

Nielsen Finance, LLC/Nielsen Finance Co. company guaranty sr.
unsec. notes 4 1/2s, 2020	799,000	769,038

Nortek, Inc. company guaranty sr. unsec. notes 10s, 2018	2,343,000	2,571,443

Nortek, Inc. company guaranty sr. unsec. notes 8 1/2s, 2021	1,625,000	1,767,188

Owens Corning company guaranty sr. unsec. notes 9s, 2019	679,000	819,893

Penske Automotive Group, Inc. company guaranty sr. unsec.
sub. notes 5 3/4s, 2022	1,510,000	1,479,800

PETCO Animal Supplies, Inc. 144A company guaranty sr. notes
9 1/4s, 2018	1,280,000	1,372,800

Petco Holdings, Inc. 144A sr. unsec. notes 8 1/2s, 2017 ‡‡	665,000	673,313

Pulte Group, Inc. company guaranty sr. unsec. unsub. notes
7 7/8s, 2032	1,625,000	1,641,250

Quiksilver, Inc./QS Wholesale, Inc. 144A company guaranty sr.
unsec. notes 7 7/8s, 2018	230,000	241,500

Quiksilver, Inc./QS Wholesale, Inc. 144A sr. unsec.
notes 10s, 2020	230,000	242,075

Regal Entertainment Group company guaranty sr. unsec. notes
9 1/8s, 2018	1,771,000	1,956,955

Regal Entertainment Group sr. unsec. notes 5 3/4s, 2023	740,000	695,600

Rent-A-Center, Inc. 144A sr. unsec. notes 4 3/4s, 2021	970,000	897,250

Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp.
144A sr. notes 9 1/2s, 2019	503,000	548,270

ROC Finance, LLC/ROC Finance 1 Corp. 144A notes
12 1/8s, 2018	2,820,000	3,123,150

Diversified Income Trust 45

CORPORATE BONDS AND NOTES (31.0%)* cont.		Principal amount	Value

Consumer cyclicals cont.
RSI Home Products, Inc. 144A company guaranty notes
6 7/8s, 2018		$831,000	$858,008

Sabre Holdings Corp. sr. unsec. unsub. notes 8.35s, 2016		3,139,000	3,421,510

Sabre, Inc. 144A sr. notes 8 1/2s, 2019		3,558,000	3,833,745

Schaeffler Finance BV 144A company guaranty sr. notes 8 3/4s,
2019 (Netherlands)	EUR	2,595,000	3,960,010

Schaeffler Finance BV 144A company guaranty sr. notes 8 1/2s,
2019 (Netherlands)		$260,000	291,200

Schaeffler Finance BV 144A sr. notes 4 3/4s, 2021 (Netherlands)		1,055,000	1,023,350

Sinclair Television Group, Inc. company guaranty sr. unsec. notes
5 3/8s, 2021		665,000	631,750

Sinclair Television Group, Inc. sr. unsec. notes 6 1/8s, 2022		670,000	664,975

Sinclair Television Group, Inc. 144A company guaranty sr. unsec.
notes 6 3/8s, 2021 ##		640,000	638,400

Sirius XM Radio, Inc. 144A sr. unsec. bonds 5 7/8s, 2020		300,000	302,250

Sirius XM Radio, Inc. 144A sr. unsec. notes 5 1/4s, 2022		200,000	193,000

Six Flags Entertainment Corp. 144A company guaranty sr.
unsec. unsub. notes 5 1/4s, 2021		3,229,000	3,075,623

Spectrum Brands Escrow Corp. 144A sr. unsec. notes
6 5/8s, 2022		90,000	93,375

Spectrum Brands Escrow Corp. 144A sr. unsec. notes
6 3/8s, 2020		115,000	120,175

Spectrum Brands, Inc. company guaranty sr. unsec. unsub.
notes 6 3/4s, 2020		1,125,000	1,195,313

Standard Pacific Corp. company guaranty sr. unsec. notes
6 1/4s, 2021		1,680,000	1,680,000

SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse HSP
Gaming Finance Corp. 144A sr. notes 6 3/8s, 2021		2,315,000	2,210,825

Taylor Morrison Communities, Inc./Monarch Communities, Inc.
144A company guaranty sr. unsec. notes 5 1/4s, 2021		3,410,000	3,205,400

Thomas Cook Group PLC sr. unsec. notes Ser. EMTN, 7 3/4s,
2017 (United Kingdom)	GBP	2,188,000	3,683,842

Travelport, LLC company guaranty sr. unsec. sub. notes
11 7/8s, 2016		$2,378,000	2,342,330

Travelport, LLC/Travelport Holdings, Inc. 144A company
guaranty sr. unsec. unsub. notes 13 7/8s, 2016 ‡‡		2,324,050	2,417,012

TRW Automotive, Inc. 144A company guaranty sr. notes
7 1/4s, 2017		4,975,000	5,696,375

TRW Automotive, Inc. 144A company guaranty sr. unsec. notes
4 1/2s, 2021		475,000	477,375

TVN Finance Corp. III AB 144A company guaranty sr. unsec.
notes 7 7/8s, 2018 (Sweden)	EUR	270,000	384,852

Univision Communications, Inc. 144A company guaranty sr.
unsec. notes 8 1/2s, 2021		$1,584,000	1,734,480

Univision Communications, Inc. 144A sr. notes 7 7/8s, 2020		2,324,000	2,541,875

Univision Communications, Inc. 144A sr. notes 6 7/8s, 2019		1,500,000	1,605,000

			210,743,472

46 Diversified Income Trust

CORPORATE BONDS AND NOTES (31.0%)* cont.		Principal amount	Value

Consumer staples (1.9%)
Affinion Group, Inc. company guaranty sr. unsec. notes
7 7/8s, 2018		$4,005,000	$3,173,963

Affinion Group, Inc. company guaranty sr. unsec. sub. notes
11 1/2s, 2015		866,000	753,420

Anheuser-Busch InBev Worldwide, Inc. company guaranty sr.
unsec. notes 9 3/4s, 2015	BRL	16,100,000	7,235,520

Ashtead Capital, Inc. 144A company guaranty sr. notes
6 1/2s, 2022		$1,710,000	1,816,875

Avis Budget Car Rental, LLC company guaranty sr. unsec.
unsub. notes 8 1/4s, 2019		520,000	564,200

Avis Budget Car Rental, LLC/Avis Budget Finance, Inc. company
guaranty sr. unsec. unsub. notes 5 1/2s, 2023		710,000	656,750

B&G Foods, Inc. company guaranty sr. unsec. notes
4 5/8s, 2021		970,000	921,500

Barry Callebaut Services NV 144A company guaranty sr. unsec.
notes 5 1/2s, 2023 (Belgium)		630,000	639,543

Burger King Corp. company guaranty sr. unsec. notes
9 7/8s, 2018		1,492,000	1,674,770

Claire’s Stores, Inc. company guaranty sr. notes 8 7/8s, 2019		3,612,000	3,864,840

Claire’s Stores, Inc. 144A company guaranty sr. notes
6 1/8s, 2020		475,000	470,250

Claire’s Stores, Inc. 144A sr. notes 9s, 2019		2,170,000	2,403,275

Constellation Brands, Inc. company guaranty sr. unsec. notes
4 1/4s, 2023		470,000	430,050

Constellation Brands, Inc. company guaranty sr. unsec. notes
3 3/4s, 2021		2,850,000	2,632,688

Constellation Brands, Inc. company guaranty sr. unsec. unsub.
notes 7 1/4s, 2016		2,401,000	2,731,138

Constellation Brands, Inc. company guaranty sr. unsec. unsub.
notes 6s, 2022		885,000	942,525

Corrections Corp. of America company guaranty sr. unsec. notes
4 5/8s, 2023 R		480,000	447,000

Corrections Corp. of America company guaranty sr. unsec. notes
4 1/8s, 2020 R		1,337,000	1,266,808

Dean Foods Co. company guaranty sr. unsec. unsub. notes
9 3/4s, 2018		212,000	240,090

Dean Foods Co. company guaranty sr. unsec. unsub.
notes 7s, 2016		2,498,000	2,754,045

DineEquity, Inc. company guaranty sr. unsec. notes 9 1/2s, 2018		4,296,000	4,779,300

Elizabeth Arden, Inc. sr. unsec. unsub. notes 7 3/8s, 2021		2,115,000	2,263,050

Enterprise Inns PLC sr. unsub. mtge. notes 6 1/2s, 2018
(United Kingdom)	GBP	1,688,000	2,794,929

ESAL GmbH 144A company guaranty sr. unsec. notes 6 1/4s,
2023 (Brazil)		$1,220,000	1,074,066

Hawk Acquisition Sub, Inc. 144A sr. notes 4 1/4s, 2020		4,405,000	4,201,269

Hertz Corp. (The) company guaranty sr. unsec. notes
7 1/2s, 2018		800,000	862,000

Hertz Corp. (The) company guaranty sr. unsec. notes
6 1/4s, 2022		280,000	289,100

Hertz Corp. (The) company guaranty sr. unsec. notes
5 7/8s, 2020		280,000	288,400

Diversified Income Trust 47

CORPORATE BONDS AND NOTES (31.0%)* cont.		Principal amount	Value

Consumer staples cont.
Hertz Holdings Netherlands BV sr. bonds Ser. REGS, 8 1/2s,
2015 (Netherlands)	EUR	1,000,000	$1,417,652

Hertz Holdings Netherlands BV 144A sr. bonds 8 1/2s,
2015 (Netherlands)	EUR	2,129,000	3,018,181

JBS USA, LLC/JBS USA Finance, Inc. 144A sr. unsec. notes
8 1/4s, 2020 (Brazil)		$680,000	715,700

JBS USA, LLC/JBS USA Finance, Inc. 144A sr. unsec. notes
7 1/4s, 2021 (Brazil)		675,000	668,250

JBS USA, LLC/JBS USA Finance, Inc. 144A sr. unsec. notes
7 1/4s, 2021 (Brazil)		3,515,000	3,497,425

Landry’s Holdings II, Inc. 144A sr. unsec. notes 10 1/4s, 2018		955,000	1,000,363

Landry’s, Inc. 144A sr. unsec. notes 9 3/8s, 2020		475,000	502,313

Libbey Glass, Inc. company guaranty sr. notes 6 7/8s, 2020		1,645,000	1,751,925

Post Holdings, Inc. company guaranty sr. unsec. notes
7 3/8s, 2022		910,000	956,638

Post Holdings, Inc. 144A sr. unsec. unsub. notes 7 3/8s, 2022		230,000	241,788

Prestige Brands, Inc. company guaranty sr. unsec. notes
8 1/4s, 2018		2,730,000	2,900,625

Revlon Consumer Products Corp. 144A company guaranty sr.
unsec. notes 5 3/4s, 2021		2,180,000	2,098,250

Rite Aid Corp. company guaranty sr. unsec. unsub. notes
9 1/4s, 2020		3,845,000	4,364,075

Rite Aid Corp. company guaranty sr. unsub. notes 8s, 2020		595,000	664,913

Smithfield Foods, Inc. sr. unsec. unsub. notes 6 5/8s, 2022		1,405,000	1,454,175

Sun Merger Sub, Inc. 144A company guaranty sr. unsec. sub.
notes 5 7/8s, 2021		460,000	465,750

Sun Merger Sub, Inc. 144A sr. unsec. notes 5 1/4s, 2018		1,515,000	1,549,088

United Rentals North America, Inc. company guaranty sr. unsec.
notes 7 5/8s, 2022		4,016,000	4,367,400

United Rentals North America, Inc. company guaranty sr. unsec.
unsub. notes 7 3/8s, 2020		920,000	989,000

Wells Enterprises, Inc. 144A sr. notes 6 3/4s, 2020		556,000	567,120

			85,361,995
Energy (5.8%)
Access Midstream Partners LP/ACMP Finance Corp. company
guaranty sr. unsec. notes 5 7/8s, 2021		1,947,000	2,000,543

Access Midstream Partners LP/ACMP Finance Corp. company
guaranty sr. unsec. unsub. notes 6 1/8s, 2022		765,000	786,038

Access Midstream Partners LP/ACMP Finance Corp. company
guaranty sr. unsec. unsub. notes 4 7/8s, 2023		6,012,000	5,651,280

Alpha Natural Resources, Inc. company guaranty sr. unsec.
notes 6 1/4s, 2021		1,950,000	1,613,625

Athlon Holdings LP/Athlon Finance Corp. 144A company
guaranty sr. unsec. notes 7 3/8s, 2021		1,992,000	2,031,840

Atwood Oceanics, Inc. sr. unsec. unsub. notes 6 1/2s, 2020		520,000	544,700

Aurora USA Oil & Gas, Inc. 144A sr. notes 9 7/8s, 2017		1,560,000	1,657,500

Carrizo Oil & Gas, Inc. company guaranty sr. unsec. notes
8 5/8s, 2018		3,906,000	4,257,540

Chaparral Energy, Inc. company guaranty sr. unsec. notes
9 7/8s, 2020		1,640,000	1,845,000

48 Diversified Income Trust

CORPORATE BONDS AND NOTES (31.0%)* cont.		Principal amount	Value

Energy cont.
Chaparral Energy, Inc. company guaranty sr. unsec. notes
8 1/4s, 2021		$260,000	$274,300

Chesapeake Energy Corp. company guaranty sr. unsec. bonds
6 1/4s, 2017	EUR	565,000	817,866

Chesapeake Energy Corp. company guaranty sr. unsec. notes
9 1/2s, 2015		$4,650,000	5,120,813

Chesapeake Energy Corp. company guaranty sr. unsec. notes
5 3/4s, 2023		475,000	476,188

Concho Resources, Inc. company guaranty sr. unsec. notes
6 1/2s, 2022		3,280,000	3,493,200

Concho Resources, Inc. company guaranty sr. unsec. unsub.
notes 5 1/2s, 2023		1,035,000	1,019,475

Concho Resources, Inc. company guaranty sr. unsec. unsub.
notes 5 1/2s, 2022		896,000	893,760

Connacher Oil and Gas, Ltd. 144A notes 8 3/4s, 2018 (Canada)	CAD	2,355,000	1,623,271

Connacher Oil and Gas, Ltd. 144A notes 8 1/2s, 2019 (Canada)		$827,000	591,305

CONSOL Energy, Inc. company guaranty sr. unsec. notes
8 1/4s, 2020		1,829,000	1,961,603

CONSOL Energy, Inc. company guaranty sr. unsec.
notes 8s, 2017		7,000,000	7,437,500

Continental Resources, Inc. company guaranty sr. unsec.
notes 5s, 2022		3,415,000	3,436,344

Continental Resources, Inc. company guaranty sr. unsec. notes
4 1/2s, 2023		720,000	705,600

Continental Resources, Inc. company guaranty sr. unsec. unsub.
notes 7 1/8s, 2021		788,000	880,590

Crosstex Energy LP/Crosstex Energy Finance Corp. company
guaranty sr. unsec. notes 8 7/8s, 2018		4,722,000	5,017,125

Crosstex Energy LP/Crosstex Energy Finance Corp. company
guaranty sr. unsec. notes 7 1/8s, 2022		650,000	667,875

CrownRock LP/CrownRock Finance, Inc. 144A sr. unsec. notes
7 1/8s, 2021		970,000	950,600

Denbury Resources, Inc. company guaranty sr. unsec. sub. notes
8 1/4s, 2020		2,340,000	2,562,300

EXCO Resources, Inc. company guaranty sr. unsec. notes
7 1/2s, 2018		4,962,000	4,726,305

Forbes Energy Services Ltd. company guaranty sr. unsec.
notes 9s, 2019		2,205,000	2,216,025

Forum Energy Technologies, Inc. 144A sr. unsec. notes
6 1/4s, 2021		1,840,000	1,853,800

FTS International Services, LLC/FTS International Bonds, Inc.
144A company guaranty sr. unsec. unsub. notes 8 1/8s, 2018		1,839,000	1,995,315

Gaz Capital SA sr. unsec. notes Ser. REGS, 7.288s, 2037 (Russia)		1,810,000	1,965,099

Gazprom OAO Via Gaz Capital SA 144A sr. unsec. notes 7.288s,
2037 (Russia)		1,280,000	1,379,200

Gazprom OAO Via Gaz Capital SA 144A sr. unsec. unsub. notes
9 1/4s, 2019 (Russia)		3,305,000	4,074,536

Gazprom OAO Via Gaz Capital SA 144A sr. unsec. unsub. notes
8.146s, 2018 (Russia)		740,000	864,638

Goodrich Petroleum Corp. company guaranty sr. unsec. unsub.
notes 8 7/8s, 2019		4,595,000	4,778,800

Diversified Income Trust 49

CORPORATE BONDS AND NOTES (31.0%)* cont.	Principal amount	Value

Energy cont.
Gulfport Energy Corp. 144A company guaranty sr. unsec. notes
7 3/4s, 2020	$2,883,000	$3,012,735

Halcon Resources Corp. company guaranty sr. unsec. unsub.
notes 9 3/4s, 2020	2,835,000	2,998,013

Halcon Resources Corp. company guaranty sr. unsec. unsub.
notes 8 7/8s, 2021	4,153,000	4,256,825

Hercules Offshore, Inc. 144A company guaranty sr. notes
7 1/8s, 2017	175,000	186,156

Hercules Offshore, Inc. 144A company guaranty sr. unsec. notes
7 1/2s, 2021	810,000	812,025

Hercules Offshore, Inc. 144A sr. unsec. notes 8 3/4s, 2021	795,000	852,638

Hiland Partners LP/Hiland Partners Finance Corp. 144A
company guaranty sr. notes 7 1/4s, 2020	970,000	1,011,225

Key Energy Services, Inc. company guaranty unsec. unsub.
notes 6 3/4s, 2021	1,492,000	1,477,080

Kodiak Oil & Gas Corp. company guaranty sr. unsec. unsub.
notes 8 1/8s, 2019	540,000	589,950

Kodiak Oil & Gas Corp. 144A sr. unsec. unsub. notes
5 1/2s, 2022	4,375,000	4,265,625

Laredo Petroleum, Inc. company guaranty sr. unsec. unsub.
notes 9 1/2s, 2019	2,918,000	3,238,980

Linn Energy LLC/Linn Energy Finance Corp. 144A company
guaranty sr. unsec. notes 6 3/4s, 2019	3,580,000	3,374,150

Lone Pine Resources Canada, Ltd. company guaranty sr. unsec.
notes 10 3/8s, 2017 (Canada) (In default) †	813,000	471,540

Lukoil International Finance BV 144A company guaranty sr.
unsec. notes 6 1/8s, 2020 (Russia)	5,000,000	5,325,000

Lukoil International Finance BV 144A company guaranty sr.
unsec. notes 4.563s, 2023 (Russia)	1,700,000	1,586,150

Lukoil International Finance BV 144A company guaranty sr.
unsec. unsub. bonds 6.656s, 2022 (Russia)	2,380,000	2,570,400

MEG Energy Corp. 144A company guaranty sr. unsec. notes
6 1/2s, 2021 (Canada)	1,624,000	1,636,180

MEG Energy Corp. 144A company guaranty sr. unsec. notes
6 3/8s, 2023 (Canada)	2,401,000	2,340,975

National JSC Naftogaz of Ukraine govt. guaranty unsec. notes
9 1/2s, 2014 (Ukraine)	4,725,000	4,408,047

Neon Capital, Ltd. 144A limited recourse notes Ser. 97, 1.105s,
2013 (Cayman Islands) F g	2,649,208	308,080

Newfield Exploration Co. sr. unsec. notes 5 3/4s, 2022	750,000	740,625

Newfield Exploration Co. sr. unsec. sub. notes 6 7/8s, 2020	1,000,000	1,050,000

Northern Oil and Gas, Inc. company guaranty sr. unsec.
notes 8s, 2020	2,385,000	2,390,963

Oasis Petroleum, Inc. company guaranty sr. unsec. notes
6 7/8s, 2023	1,045,000	1,110,313

Oasis Petroleum, Inc. 144A company guaranty sr. unsec. unsub.
notes 6 7/8s, 2022	2,275,000	2,400,125

Offshore Group Investment, Ltd. company guaranty sr. notes
7 1/2s, 2019 (Cayman Islands)	2,250,000	2,364,861

Offshore Group Investment, Ltd. company guaranty sr. notes
7 1/8s, 2023 (Cayman Islands)	1,425,000	1,389,375

50 Diversified Income Trust

CORPORATE BONDS AND NOTES (31.0%)* cont.		Principal amount	Value

Energy cont.
Peabody Energy Corp. company guaranty sr. unsec. notes
7 3/8s, 2016		$2,848,000	$3,182,640

Pemex Project Funding Master Trust company guaranty unsec.
unsub. notes 6 5/8s, 2038 (Mexico)		760,000	801,277

Pertamina Persero PT 144A sr. unsec. notes 4 7/8s,
2022 (Indonesia)		720,000	651,600

PetroBakken Energy, Ltd. 144A sr. unsec. notes 8 5/8s,
2020 (Canada)		3,937,000	3,818,890

Petroleos de Venezuela SA company guaranty sr. unsec. notes
5 1/4s, 2017 (Venezuela)		21,355,000	17,165,363

Petroleos de Venezuela SA company guaranty sr. unsec. unsub.
notes 5 3/8s, 2027 (Venezuela)		3,000,000	1,738,710

Petroleos de Venezuela SA sr. unsec. notes 5 1/8s,
2016 (Venezuela)		5,000,000	4,041,300

Petroleos de Venezuela SA sr. unsec. notes 4.9s,
2014 (Venezuela)		25,650,000	24,324,665

Petroleos de Venezuela SA sr. unsec. sub. bonds 5s,
2015 (Venezuela)		16,885,000	14,978,684

Petroleos de Venezuela SA 144A company guaranty sr. notes
8 1/2s, 2017 (Venezuela)		16,325,000	14,790,450

Petroleos de Venezuela SA 144A company guaranty sr. unsec.
notes 12 3/4s, 2022 (Venezuela)		2,400,000	2,346,000

Petroleos de Venezuela SA 144A company guaranty sr. unsec.
notes 8s, 2013 (Venezuela)		6,425,000	6,425,000

Petroleos Mexicanos company guaranty sr. unsec. notes 6 1/2s,
2041 (Mexico)		1,000,000	1,036,378

Range Resources Corp. company guaranty sr. sub. notes
6 3/4s, 2020		1,640,000	1,767,100

Range Resources Corp. company guaranty sr. unsec. sub.
notes 5s, 2022		790,000	764,325

Rosetta Resources, Inc. company guaranty sr. unsec. notes
9 1/2s, 2018		3,321,000	3,578,378

Rosetta Resources, Inc. company guaranty sr. unsec. unsub.
notes 5 5/8s, 2021		570,000	541,500

Sabine Pass LNG LP company guaranty sr. notes 7 1/2s, 2016		2,885,000	3,173,500

Sabine Pass LNG LP 144A sr. notes 6 1/2s, 2020		705,000	715,575

Samson Investment Co. 144A sr. unsec. notes 10 1/4s, 2020		3,925,000	4,160,500

SandRidge Energy, Inc. company guaranty sr. unsec. unsub.
notes 7 1/2s, 2021		678,000	684,780

Seven Generations Energy Ltd. 144A sr. unsec. notes 8 1/4s,
2020 (Canada)		620,000	643,312

Shelf Drilling Holdings Ltd. 144A sr. notes 8 5/8s, 2018		1,545,000	1,641,563

SM Energy Co. sr. unsec. notes 6 5/8s, 2019		1,105,000	1,149,200

SM Energy Co. sr. unsec. unsub. notes 6 1/2s, 2023		985,000	1,002,238

Tervita Corp. 144A company guaranty sr. notes 8s,
2018 (Canada)		590,000	592,213

Tervita Corp. 144A company guaranty sr. unsec. unsub. notes
9s, 2018 (Canada)	CAD	590,000	578,750

Unit Corp. company guaranty sr. sub. notes 6 5/8s, 2021		$1,915,000	1,962,875

Whiting Petroleum Corp. company guaranty sr. unsec. unsub.
notes 5 3/4s, 2021		3,324,000	3,373,860

Diversified Income Trust	51

CORPORATE BONDS AND NOTES (31.0%)* cont.		Principal amount	Value

Energy cont.
Whiting Petroleum Corp. 144A company guaranty sr. unsec.
unsub. notes 5 3/4s, 2021		$2,401,000	$2,455,023

Williams Cos., Inc. (The) notes 7 3/4s, 2031		522,000	591,621

Williams Cos., Inc. (The) sr. unsec. notes 7 7/8s, 2021		690,000	822,881

WPX Energy, Inc. sr. unsec. unsub. notes 6s, 2022		3,600,000	3,649,500

WPX Energy, Inc. sr. unsec. unsub. notes 5 1/4s, 2017		1,143,000	1,205,865

			268,695,051
Financials (4.5%)
Air Lease Corp. company guaranty sr. unsec. unsub. notes
4 3/4s, 2020		870,000	856,950

Air Lease Corp. sr. unsec. notes 5 5/8s, 2017		1,775,000	1,890,375

Allegion US Holding Co., Inc. 144A company guaranty sr. unsec.
notes 5 3/4s, 2021		640,000	648,000

Ally Financial, Inc. company guaranty sr. notes 6 1/4s, 2017		1,815,000	1,940,867

Ally Financial, Inc. company guaranty sr. unsec. unsub.
notes 8.3s, 2015		4,595,000	4,951,113

Ally Financial, Inc. company guaranty sr. unsec. unsub. notes
7 1/2s, 2020		7,290,000	8,192,138

Ally Financial, Inc. unsec. sub. notes 8s, 2018		1,333,000	1,499,625

American International Group, Inc. jr. sub. FRB bonds
8.175s, 2068		3,027,000	3,543,104

Banco do Brasil SA 144A unsec. sub. notes 5 7/8s, 2023 (Brazil)		1,200,000	1,128,000

Boparan Finance PLC 144A company guaranty sr. unsec. unsub.
bonds 9 3/4s, 2018 (United Kingdom)	EUR	1,030,000	1,532,166

Boparan Holdings, Ltd. 144A company guaranty sr. unsec.
unsub. notes 9 7/8s, 2018 (United Kingdom)	GBP	1,365,000	2,430,780

CB Richard Ellis Services, Inc. company guaranty sr. unsec. notes
6 5/8s, 2020		$2,575,000	2,748,813

CBRE Services, Inc. company guaranty sr. unsec. unsub.
notes 5s, 2023		782,000	733,125

CIT Group, Inc. company guaranty sr. notes 5s, 2023		1,205,000	1,168,850

CIT Group, Inc. sr. unsec. notes 5s, 2022		3,615,000	3,533,663

CIT Group, Inc. sr. unsec. unsub. notes 5 3/8s, 2020		1,350,000	1,397,250

CIT Group, Inc. 144A company guaranty notes 6 5/8s, 2018		2,885,000	3,173,500

CIT Group, Inc. 144A company guaranty notes 5 1/2s, 2019		1,710,000	1,795,500

CNG Holdings, Inc./OH 144A sr. notes 9 3/8s, 2020		2,620,000	2,423,500

Commerzbank AG 144A unsec. sub. notes 8 1/8s,
2023 (Germany)		785,000	800,700

Community Choice Financial, Inc. company guaranty sr. notes
10 3/4s, 2019		2,170,000	1,909,600

Dresdner Funding Trust I jr. unsec. sub. notes 8.151s, 2031		3,250,000	3,227,250

Dresdner Funding Trust I 144A bonds 8.151s, 2031		3,659,000	3,633,387

E*Trade Financial Corp. sr. unsec. unsub. notes 6 3/8s, 2019		3,406,000	3,627,390

Hockey Merger Sub 2, Inc. 144A sr. unsec. notes 7 7/8s, 2021 ##		2,650,000	2,653,313

HSBC Capital Funding LP/Jersey bank guaranty jr. unsec. sub.
FRB bonds 5.13s, 2049 (Jersey)	EUR	1,092,000	1,530,747

Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 8s, 2018		$4,000,000	4,190,000

Icahn Enterprises LP/Icahn Enterprises Finance Corp. 144A
unsec. sub. notes 6s, 2020		1,878,000	1,878,000

52 Diversified Income Trust

CORPORATE BONDS AND NOTES (31.0%)* cont.		Principal amount	Value

Financials cont.
Industry & Construction Bank St. Petersburg OJSC Via Or-ICB
unsec. sub. FRN notes 5.01s, 2015 (Russia)		$1,695,000	$1,720,832

International Lease Finance Corp. sr. unsec. notes 6 1/4s, 2019		608,000	638,400

International Lease Finance Corp. sr. unsec. unsub. notes
5 7/8s, 2022		2,830,000	2,780,475

International Lease Finance Corp. sr. unsec. unsub. notes
4 7/8s, 2015		775,000	800,188

International Lease Finance Corp. sr. unsec. unsub. notes
4 5/8s, 2021		970,000	897,250

International Lease Finance Corp. sr. unsec. unsub. notes
3 7/8s, 2018		1,675,000	1,624,750

iStar Financial, Inc. company guaranty sr. unsec. unsub. notes
4 7/8s, 2018 R		400,000	391,500

iStar Financial, Inc. sr. unsec. notes 7 1/8s, 2018 R		2,250,000	2,427,188

LBG Capital No. 1 PLC 144A jr. unsec. sub. FRN notes 8s,
perpetual maturity (United Kingdom)		2,158,000	2,258,779

Liberty Mutual Insurance Co. 144A notes 7.697s, 2097		2,775,000	2,896,970

MetLife Capital Trust X 144A jr. sub. FRB bonds 9 1/4s, 2068		935,000	1,185,113

MPT Operating Partnership LP/MPT Finance Corp. company
guaranty sr. unsec. unsub. notes 6 3/8s, 2022 R		2,405,000	2,435,063

National Money Mart Co. company guaranty sr. unsec. unsub.
notes 10 3/8s, 2016 (Canada)		2,124,000	2,224,890

Nationstar Mortgage, LLC/Nationstar Capital Corp. company
guaranty sr. unsec. notes 9 5/8s, 2019		835,000	928,938

Nationstar Mortgage, LLC/Nationstar Capital Corp. company
guaranty sr. unsec. notes 7 7/8s, 2020		740,000	771,450

Nationstar Mortgage, LLC/Nationstar Capital Corp. company
guaranty sr. unsec. unsub. notes 6 1/2s, 2021		2,702,000	2,587,165

Nationstar Mortgage, LLC/Nationstar Capital Corp. FRN notes
6 1/2s, 2018		1,380,000	1,390,350

Nuveen Investments, Inc. 144A sr. unsec. notes 9 1/2s, 2020		3,872,000	3,784,880

Nuveen Investments, Inc. 144A sr. unsec. notes 9 1/8s, 2017		1,774,000	1,742,955

Onex USI Acquisition Corp. 144A sr. unsec. notes 7 3/4s, 2021		2,923,000	2,930,308

PHH Corp. sr. unsec. unsub. notes 7 3/8s, 2019		3,493,000	3,658,918

PHH Corp. sr. unsec. unsub. notes 6 3/8s, 2021		605,000	586,850

Provident Funding Associates LP/PFG Finance Corp. 144A
company guaranty sr. unsec. notes 6 3/4s, 2021		1,947,000	1,951,868

Provident Funding Associates LP/PFG Finance Corp. 144A sr.
notes 10 1/8s, 2019		500,000	552,500

Royal Bank of Scotland Group PLC jr. sub. FRN notes Ser. U,
7.64s, perpetual maturity (United Kingdom)		3,300,000	3,122,625

Royal Bank of Scotland Group PLC jr. unsec. sub. FRB bonds
7.092s, perpetual maturity (United Kingdom)	EUR	2,550,000	3,185,861

Russian Agricultural Bank OJSC Via RSHB Capital SA 144A sub.
FRN notes 6s, 2021 (Russia)		$2,630,000	2,623,434

Sberbank of Russia Via SB Capital SA 144A sr. notes 6 1/8s,
2022 (Russia)		2,100,000	2,207,036

Sberbank of Russia Via SB Capital SA 144A sr. notes 4.95s,
2017 (Russia)		5,010,000	5,273,025

SLM Corp. sr. unsec. unsub. notes Ser. MTN, 8.45s, 2018		2,771,000	3,124,303

Diversified Income Trust	53

CORPORATE BONDS AND NOTES (31.0%)* cont.		Principal amount	Value

Financials cont.
Springleaf Finance Corp. sr. unsec. notes Ser. MTN, 6.9s, 2017		$4,130,000	$4,315,850

Springleaf Finance Corp. 144A sr. unsec. notes 7 3/4s, 2021		545,000	567,481

Springleaf Finance Corp. 144A sr. unsec. notes 6s, 2020		825,000	792,000

State Bank of India/London 144A sr. unsec. notes 4 1/2s,
2015 (India)		1,665,000	1,714,833

UBS AG/Jersey Branch jr. unsec. sub. FRB bonds 4.28s,
perpetual maturity (Jersey)	EUR	976,000	1,330,536

UBS AG/Jersey Branch jr. unsec. sub. FRN notes Ser. EMTN,
7.152s, perpetual maturity (Jersey)	EUR	2,000,000	2,989,583

Ukreximbank Via Biz Finance PLC sr. unsec. unsub. bonds
8 3/8s, 2015 (United Kingdom)		$3,400,000	3,128,000

Vnesheconombank Via VEB Finance PLC 144A bank guaranty,
sr. unsec. unsub. bonds 6.8s, 2025 (Russia)		1,956,000	2,068,470

VTB Bank OJSC 144A jr. unsec. sub. FRN notes 9 1/2s,
perpetual maturity (Russia)		1,600,000	1,725,108

VTB Bank OJSC Via VTB Capital SA sr. unsec. notes Ser. REGS,
6 1/4s, 2035 (Russia)		4,335,000	4,573,425

VTB Bank OJSC Via VTB Capital SA 144A bank guaranty sr.
unsec. notes 6.551s, 2020 (Russia)		5,000,000	5,250,000

VTB Bank OJSC Via VTB Capital SA 144A sr. unsec. notes
6 7/8s, 2018 (Russia)		22,451,000	24,134,825

VTB Bank OJSC Via VTB Capital SA 144A sr. unsec. notes
6 1/4s, 2035 (Russia)		23,618,000	24,916,990

			209,248,671
Health care (2.3%)
Acadia Healthcare Co., Inc. 144A company guaranty sr. unsec.
notes 6 1/8s, 2021		2,200,000	2,222,000

AmSurg Corp. company guaranty sr. unsec. unsub. notes
5 5/8s, 2020		1,210,000	1,210,000

Aviv Healthcare Properties LP company guaranty sr. unsec.
notes 7 3/4s, 2019		1,901,000	2,038,823

Bayer AG jr. unsec. sub. bonds FRB 5s, 2105 (Germany)	EUR	819,000	1,147,263

Biomet, Inc. company guaranty sr. unsec. sub. notes
6 1/2s, 2020		$1,770,000	1,794,338

Biomet, Inc. company guaranty sr. unsec. unsub. notes
6 1/2s, 2020		2,085,000	2,152,763

Capella Healthcare, Inc. company guaranty sr. unsec. notes
9 1/4s, 2017		2,882,000	3,083,740

Capsugel FinanceCo SCA 144A company guaranty sr. unsec.
notes 9 7/8s, 2019	EUR	3,075,000	4,632,177

CHS/Community Health Systems, Inc. company guaranty sr.
notes 5 1/8s, 2018		$5,425,000	5,519,938

CHS/Community Health Systems, Inc. company guaranty sr.
unsec. unsub. notes 8s, 2019		721,000	756,149

ConvaTec Finance International SA 144A sr. unsec. notes 8 1/4s,
2019 (Luxembourg) ‡‡		3,955,000	3,955,000

ConvaTec Healthcare D Sarl 144A sr. notes 7 3/8s,
2017 (Luxembourg)	EUR	865,000	1,242,886

ConvaTec Healthcare E SA 144A sr. unsec. notes 10 1/2s,
2018 (Luxembourg)		$2,010,000	2,281,350

54 Diversified Income Trust

CORPORATE BONDS AND NOTES (31.0%)* cont.		Principal amount	Value

Health care cont.
Crown Newco 3 PLC 144A company guaranty sr. notes 7s, 2018
(United Kingdom)	GBP	2,990,000	$4,973,483

Envision Healthcare Corp. company guaranty sr. unsec. notes
8 1/8s, 2019		$2,594,000	2,801,520

Fresenius Medical Care US Finance II, Inc. 144A company
guaranty sr. unsec. notes 5 5/8s, 2019		1,675,000	1,746,188

Fresenius US Finance II, Inc. 144A sr. unsec. notes 9s, 2015		2,160,000	2,397,600

HCA, Inc. company guaranty sr. notes 7 7/8s, 2020		1,500,000	1,617,188

HCA, Inc. sr. notes 6 1/2s, 2020		7,233,000	7,829,723

HCA, Inc. sr. unsec. notes 7 1/2s, 2022		741,000	811,395

Health Net, Inc. sr. unsec. bonds 6 3/8s, 2017		3,240,000	3,442,500

Healthcare Technology Intermediate, Inc. 144A sr. unsec. notes
7 3/8s, 2018 ‡‡		1,000,000	1,022,500

IASIS Healthcare, LLC/IASIS Capital Corp. company guaranty sr.
unsec. notes 8 3/8s, 2019		1,591,000	1,650,663

IMS Health, Inc. 144A sr. unsec. notes 6s, 2020		816,000	833,340

Jaguar Holding Co. I 144A sr. unsec. notes 9 3/8s, 2017 ‡‡		2,140,000	2,263,050

Jaguar Holding Co. II/Jaguar Merger Sub, Inc. 144A sr. unsec.
notes 9 1/2s, 2019		1,349,000	1,515,939

Kinetic Concepts, Inc./KCI USA, Inc. company guaranty notes
10 1/2s, 2018		4,399,000	4,849,898

Kinetic Concepts, Inc./KCI USA, Inc. company guaranty sr.
unsec. notes 12 1/2s, 2019		1,213,000	1,267,585

MPH Intermediate Holding Co. 2 144A sr. unsec. notes
8 3/8s, 2018 ‡‡		1,140,000	1,168,500

Multiplan, Inc. 144A company guaranty sr. notes 9 7/8s, 2018		1,083,000	1,196,715

Omega Healthcare Investors, Inc. company guaranty sr. unsec.
notes 6 3/4s, 2022 R		1,266,000	1,360,950

Par Pharmaceutical Cos., Inc. company guaranty sr. unsec.
unsub. notes 7 3/8s, 2020		2,523,000	2,608,151

Service Corp. International/US sr. notes 7s, 2019		970,000	1,033,050

Service Corp. International/US sr. notes 7s, 2017		3,136,000	3,473,120

Service Corp. International/US sr. unsec. unsub. notes
4 1/2s, 2020		1,933,000	1,836,350

Service Corp. International/US 144A sr. unsec. notes
5 3/8s, 2022		755,000	720,081

Stewart Enterprises, Inc. company guaranty sr. unsec. notes
6 1/2s, 2019		2,790,000	2,957,400

Surgical Care Affiliates, Inc. 144A sr. sub. notes 10s, 2017		2,505,000	2,592,675

Teleflex, Inc. company guaranty sr. unsec. sub. notes
6 7/8s, 2019		2,400,000	2,532,000

Tenet Healthcare Corp. company guaranty sr. bonds
4 1/2s, 2021		1,825,000	1,710,938

Tenet Healthcare Corp. company guaranty sr. notes 6 1/4s, 2018		2,265,000	2,417,888

Tenet Healthcare Corp. 144A company guaranty sr. notes
4 3/8s, 2021		1,485,000	1,369,913

Tenet Healthcare Corp. 144A sr. notes 6s, 2020		1,245,000	1,273,013

Valeant Pharmaceuticals International 144A company guaranty
sr. notes 7s, 2020		350,000	371,000

Diversified Income Trust	55

CORPORATE BONDS AND NOTES (31.0%)* cont.		Principal amount	Value

Health care cont.
Valeant Pharmaceuticals International 144A company guaranty
sr. unsec. notes 6 7/8s, 2018		$900,000	$951,750

Valeant Pharmaceuticals International 144A company guaranty
sr. unsec. notes 6 3/8s, 2020		290,000	300,150

Valeant Pharmaceuticals International 144A sr. notes
6 3/4s, 2017		350,000	373,625

VPII Escrow Corp. 144A sr. unsec. notes 6 3/4s, 2018		2,270,000	2,428,900

			103,735,168
Technology (1.4%)
ACI Worldwide, Inc. 144A company guaranty sr. unsec. unsub.
notes 6 3/8s, 2020		1,370,000	1,393,975

Avaya, Inc. 144A company guaranty notes 10 1/2s, 2021		1,786,000	1,446,660

Avaya, Inc. 144A company guaranty sr. notes 7s, 2019		3,801,000	3,553,935

Ceridian Corp. company guaranty sr. unsec. notes
12 1/4s, 2015 ‡‡		261,000	263,610

Ceridian Corp. sr. unsec. notes 11 1/4s, 2015		4,905,000	4,954,050

Ceridian Corp. 144A sr. notes 8 7/8s, 2019		813,000	928,853

Ceridian Corp. 144A sr. unsec. notes 11s, 2021		2,587,000	2,987,985

Epicor Software Corp. company guaranty sr. unsec. notes
8 5/8s, 2019		1,024,000	1,093,120

First Data Corp. company guaranty sr. unsec. notes
12 5/8s, 2021		6,038,000	6,641,800

First Data Corp. 144A company guaranty notes 8 1/4s, 2021		7,808,000	8,061,760

First Data Corp. 144A company guaranty sr. notes 8 7/8s, 2020		820,000	904,050

First Data Corp. 144A company guaranty sr. notes 7 3/8s, 2019		1,245,000	1,310,363

First Data Corp. 144A company guaranty sr. unsec. notes
11 1/4s, 2021		1,240,000	1,295,800

First Data Corp. 144A company guaranty sr. unsec. sub. notes
11 3/4s, 2021		1,365,000	1,317,225

Freescale Semiconductor, Inc. company guaranty sr. unsec.
notes 10 3/4s, 2020		4,449,000	4,949,513

Freescale Semiconductor, Inc. 144A company guaranty sr. notes
10 1/8s, 2018		1,494,000	1,628,460

Infor US, Inc. company guaranty sr. unsec. notes 9 3/8s, 2019		555,000	620,213

Infor US, Inc. company guaranty sr. unsec. unsub. notes
11 1/2s, 2018		200,000	231,000

Iron Mountain, Inc. company guaranty sr. unsec. unsub.
notes 6s, 2023		2,170,000	2,153,725

Iron Mountain, Inc. sr. sub. notes 8 3/8s, 2021		2,274,000	2,444,550

SoftBank Corp. 144A sr. unsec. notes 4 1/2s, 2020 (Japan)		4,820,000	4,601,092

SunGard Data Systems, Inc. unsec. sub. notes 6 5/8s, 2019		1,315,000	1,341,300

SunGard Data Systems, Inc. 144A sr. unsec. notes 7 5/8s, 2020		2,062,000	2,206,340

Syniverse Holdings, Inc. company guaranty sr. unsec. notes
9 1/8s, 2019		3,115,000	3,356,413

Techem Energy Metering Service GmbH 144A sr. sub. bonds
7 7/8s, 2020 (Germany)	EUR	1,550,000	2,303,800

Trionista TopCo. GmbH 144A sr. unsec. sub. notes 6 7/8s,
2021 (Germany)	EUR	1,935,000	2,688,367

			64,677,959

56 Diversified Income Trust

CORPORATE BONDS AND NOTES (31.0%)* cont.		Principal amount	Value

Transportation (0.4%)
Aguila 3 SA company guaranty sr. notes Ser. REGS, 7 7/8s,
2018 (Luxembourg)	CHF	6,917,000	$7,977,477

Aguila 3 SA 144A company guaranty sr. notes 7 7/8s,
2018 (Luxembourg)		$545,000	569,525

Aguila 3 SA 144A company guaranty sr. unsec. notes 7 7/8s,
2018 (Luxembourg)		930,000	971,850

Air Medical Group Holdings, Inc. company guaranty sr. notes
9 1/4s, 2018		2,993,000	3,232,440

Swift Services Holdings, Inc. company guaranty sr.
notes 10s, 2018		4,085,000	4,534,350

Watco Cos., LLC/Watco Finance Corp. 144A company guaranty
sr. unsec. notes 6 3/8s, 2023		1,415,000	1,400,850

			18,686,492
Utilities and power (1.6%)
AES Corp. (VA) sr. unsec. unsub. notes 8s, 2017		5,000,000	5,750,000

AES Corp. (VA) sr. unsec. unsub. notes 7 3/8s, 2021		1,960,000	2,156,000

AES Corp. (VA) sr. unsec. unsub. notes 4 7/8s, 2023		665,000	621,775

Calpine Corp. 144A company guaranty sr. notes 7 7/8s, 2020		4,979,000	5,339,978

Calpine Corp. 144A sr. notes 7 1/4s, 2017		3,749,000	3,889,588

Centrais Electricas Brasileiras SA (Electrobras) 144A sr. unsec.
unsub. notes 5 3/4s, 2021 (Brazil)		500,000	483,250

Colorado Interstate Gas Co., LLC debs. 6.85s, 2037		2,495,000	2,736,948

El Paso Corp. sr. unsec. notes 7s, 2017		4,910,000	5,475,990

El Paso Natural Gas Co. debs. 8 5/8s, 2022		2,976,000	3,788,945

Energy Future Intermediate Holding Co., LLC/EFIH Finance, Inc.
sr. notes 10s, 2020		7,570,000	7,976,888

Energy Future Intermediate Holding Co., LLC/EFIH Finance, Inc.
144A notes 12 1/4s, 2022		875,000	984,375

Energy Future Intermediate Holding Co., LLC/EFIH Finance, Inc.
144A sr. notes 10s, 2020		7,000,000	7,350,000

Energy Transfer Equity L.P. company guaranty sr. unsec. notes
7 1/2s, 2020		4,830,000	5,168,100

EP Energy, LLC/Everest Acquisition Finance, Inc. company
guaranty sr. notes 6 7/8s, 2019		765,000	816,638

EP Energy, LLC/Everest Acquisition Finance, Inc. company
guaranty sr. unsec. notes 7 3/4s, 2022		485,000	526,225

EP Energy/EP Energy Finance, Inc. sr. unsec. notes 9 3/8s, 2020		2,730,000	3,064,425

EPE Holdings, LLC/EP Energy Bond Co., Inc. 144A sr. unsec.
notes 8 1/8s, 2017 ‡‡		990,751	1,030,381

FirstEnergy Corp. sr. unsec. unsub. notes 4 1/4s, 2023		605,000	553,289

GenOn Energy, Inc. sr. unsec. notes 9 7/8s, 2020		2,237,000	2,466,293

GenOn Energy, Inc. sr. unsec. notes 9 1/2s, 2018		530,000	596,250

NRG Energy, Inc. company guaranty sr. unsec. notes
7 7/8s, 2021		6,000,000	6,420,000

Regency Energy Partners company guaranty sr. unsec. unsub.
notes 5 1/2s, 2023		1,140,000	1,094,400

Regency Energy Partners 144A company guaranty sr. unsec.
notes 4 1/2s, 2023		955,000	864,275

Tennessee Gas Pipeline Co., LLC sr. unsec. unsub. debs. 7s, 2028		520,000	634,128

Diversified Income Trust	57

CORPORATE BONDS AND NOTES (31.0%)* cont.		Principal amount	Value

Utilities and power cont.
Texas Competitive/Texas Competitive Electric Holdings Co., LLC
144A company guaranty sr. notes 11 1/2s, 2020		$1,440,000	$995,400

Vattenfall AB jr. unsec. sub. FRB bonds 5 1/4s, perpetual
maturity (Sweden)	EUR	819,000	1,152,581

			71,936,122

Total corporate bonds and notes (cost $1,389,305,334)			$1,423,398,390

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (8.8%)*		Principal amount	Value

U.S. Government Guaranteed Mortgage Obligations (—%)
Government National Mortgage Association Pass-Through Certificates
6 1/2s, November 20, 2038		$747,558	$842,082

			842,082
U.S. Government Agency Mortgage Obligations (8.8%)
Federal Home Loan Mortgage Corporation Pass-Through Certificates
4s, with due dates from August 1, 2042 to June 1, 2043		43,628,843	45,316,053

Federal National Mortgage Association Pass-Through Certificates
5 1/2s, TBA, November 1, 2043		23,000,000	25,059,219
5 1/2s, TBA, October 1, 2043		23,000,000	25,080,782
4s, TBA, October 1, 2043		240,000,000	251,737,488
3 1/2s, with due dates from March 1, 2043 to May 1, 2043		41,993,287	42,444,387
3s, TBA, November 1, 2043		12,000,000	11,693,906

			401,331,835

Total U.S. government and agency mortgage obligations (cost $398,071,527)			$402,173,917

FOREIGN GOVERNMENT AND AGENCY
BONDS AND NOTES (6.9%)*	Principal amount/units		Value

Argentina (Republic of) sr. unsec. bonds 8.28s,
2033 (Argentina)		$2,554,699	$1,622,489

Argentina (Republic of) sr. unsec. bonds 7s, 2017 (Argentina)		12,925,000	10,999,175

Argentina (Republic of) sr. unsec. unsub. bonds 7s,
2015 (Argentina)		37,188,000	34,157,178

Argentina (Republic of) sr. unsec. unsub. notes Ser. NY, 8.28s,
2033 (Argentina)		29,292,495	18,673,966

Banco Nacional de Desenvolvimento Economico e Social 144A
sr. unsec. notes 5 3/4s, 2023 (Brazil)		5,000,000	5,006,305

Brazil (Federal Republic of) sr. unsec. unsub. bonds 4 7/8s,
2021 (Brazil)		6,880,000	7,370,062

Brazil (Federal Republic of) unsec. notes 10s, 2017 (Brazil)	units	7,250	3,234,122

Brazil (Federal Republic of) unsub. notes 10s, 2014 (Brazil)	units	20,095	9,289,978

Export-Import Bank of Korea 144A sr. unsec. unsub. notes 5.1s,
2013 (India)	INR	182,100,000	2,899,842

Financing of Infrastructural Projects State Enterprise 144A govt.
guaranty sr. unsec. notes 8 3/8s, 2017 (Ukraine)		$2,700,000	2,254,500

Ghana (Republic of) 144A unsec. notes 8 1/2s, 2017 (Ghana)		1,276,000	1,392,907

Ghana (Republic of) 144A unsec. notes 7 7/8s, 2023 (Ghana)		5,289,897	5,171,932

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 2s (3s, 2/24/15), 2042 (Greece) ††	EUR	3,851,000	2,425,904

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 2s (3s, 2/24/15), 2041 (Greece) ††	EUR	3,391,000	2,132,507

58 Diversified Income Trust

FOREIGN GOVERNMENT AND AGENCY
BONDS AND NOTES (6.9%)* cont.		Principal amount	Value

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 2s (3s, 2/24/15), 2040 (Greece) ††	EUR	3,851,000	$2,433,146

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 2s (3s, 2/24/15), 2039 (Greece) ††	EUR	4,771,000	3,023,974

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 2s (3s, 2/24/15), 2038 (Greece) ††	EUR	11,201,000	7,080,672

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 2s (3s, 2/24/15), 2037 (Greece) ††	EUR	4,301,000	2,726,426

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 2s (3s, 2/24/15), 2036 (Greece) ††	EUR	6,361,000	4,044,318

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 2s (3s, 2/24/15), 2035 (Greece) ††	EUR	8,001,000	5,115,713

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 2s (3s, 2/24/15), 2034 (Greece) ††	EUR	5,681,000	3,649,711

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 2s (3s, 2/24/15), 2033 (Greece) ††	EUR	3,851,000	2,497,174

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 2s (3s, 2/24/15), 2032 (Greece) ††	EUR	5,921,000	3,876,950

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 2s (3s, 2/24/15), 2031 (Greece) ††	EUR	2,931,000	1,937,201

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 2s (3s, 2/24/15), 2030 (Greece) ††	EUR	12,431,000	8,298,152

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 2s (3s, 2/24/15), 2029 (Greece) ††	EUR	3,391,000	2,320,228

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 2s (3s, 2/24/15), 2028 (Greece) ††	EUR	8,001,000	5,603,233

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 2s (3s, 2/24/15), 2027 (Greece) ††	EUR	3,391,000	2,424,732

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 2s (3s, 2/24/15), 2026 (Greece) ††	EUR	7,081,000	5,172,086

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 2s (3s, 2/24/15), 2025 (Greece) ††	EUR	18,191,000	13,739,105

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 2s (3s, 2/24/15), 2024 (Greece) ††	EUR	13,701,000	10,773,704

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 2s (3s, 2/24/15), 2023 (Greece) ††	EUR	9,031,000	7,516,141

Hungary (Government of) sr. unsec. unsub. notes 4 1/8s,
2018 (Hungary)		$3,740,000	3,700,845

Indonesia (Republic of) 144A sr. unsec. notes 3 3/8s,
2023 (Indonesia)		7,275,000	6,182,586

Indonesia (Republic of) 144A sr. unsec. unsub. bonds 6 5/8s,
2037 (Indonesia)		3,255,000	3,314,990

International Bank for Reconstruction & Development sr. disc.
unsec. unsub. notes Ser. GDIF, 5 1/4s, 2014 (Supra-Nation)	RUB	123,450,000	3,778,576

Iraq (Republic of) 144A bonds 5.8s, 2028 (Iraq)		$2,905,000	2,461,988

Ireland (Republic of) unsec. bonds 5 1/2s, 2017 (Ireland)	EUR	22,029,000	33,110,852

Poland (Republic of) sr. unsec. bonds 5s, 2022 (Poland)		$3,500,000	3,764,250

Portugal (Republic of) sr. unsec. unsub. bonds 4.35s,
2017 (Portugal)	EUR	4,199,000	5,358,698

Russia (Federation of) sr. unsec. unsub. bonds 7 1/2s,
2030 (Russia)		$762,023	900,292

Diversified Income Trust 59

FOREIGN GOVERNMENT AND AGENCY
BONDS AND NOTES (6.9%)* cont.		Principal amount	Value

Russia (Federation of) 144A sr. unsec. notes 4 1/2s,
2022 (Russia)		$1,925,000	$1,965,810

Russia (Federation of) 144A sr. unsec. unsub. bonds 7 1/2s,
2030 (Russia)		1,430,400	1,687,872

Serbia (Republic of) 144A sr. unsec. bonds 4 7/8s, 2020 (Serbia)		1,250,000	1,168,065

Serbia (Republic of) 144A sr. unsec. unsub. bonds 6 3/4s,
2024 (Serbia)		789,575	768,549

Spain (Kingdom of) sr. unsec. bonds 5 1/2s, 2017 (Spain)	EUR	4,199,000	6,266,916

Sri Lanka (Republic of) 144A notes 7.4s, 2015 (Sri Lanka)		$1,300,000	1,344,889

Turkey (Republic of) sr. unsec. bonds 5 5/8s, 2021 (Turkey)		6,800,000	7,172,980

Turkey (Republic of) sr. unsec. notes 7 1/2s, 2017 (Turkey)		5,015,000	5,849,596

Turkey (Republic of) unsec. notes 6 3/4s, 2040 (Turkey)		5,080,000	5,384,038

Ukraine (Government of) 144A bonds 7 3/4s, 2020 (Ukraine)		5,420,000	4,620,550

Ukraine (Government of) 144A sr. unsec. bonds 7.95s,
2014 (Ukraine)		5,200,000	4,965,860

Ukraine (Government of) 144A sr. unsec. notes 9 1/4s,
2017 (Ukraine)		5,035,000	4,620,651

Ukraine (Government of) 144A sr. unsec. notes 7.8s,
2022 (Ukraine)		4,500,000	3,735,000

Venezuela (Republic of) sr. unsec. bonds 7s, 2038 (Venezuela)		2,900,000	1,915,740

Venezuela (Republic of) 144A unsec. bonds 13 5/8s,
2018 (Venezuela)		4,935,000	5,362,272

Total foreign government and agency bonds and notes (cost $318,387,042)			$318,265,398

SENIOR LOANS (1.6%)* [c]		Principal amount	Value

Basic materials (0.1%)
Nexeo Solutions, LLC bank term loan FRN Ser. B, 5s, 2017		$1,238,250	$1,222,772

Oxea Sarl bank term loan FRN 8 1/4s, 2020 (Germany)		1,015,000	1,006,119

Tronox, Ltd. bank term loan FRN Ser. B, 4 1/2s, 2020		1,256,850	1,262,960

			3,491,851
Capital goods (—%)
ADS Waste Holdings, Inc. bank term loan FRN Ser. B,
4 1/4s, 2019		1,496,231	1,494,361

			1,494,361
Communication services (0.1%)
Asurion Corp. bank term loan FRN 11s, 2019		1,980,000	2,064,150

Asurion, LLC/CA bank term loan FRN Ser. B1, 4 1/2s, 2019		1,830,389	1,811,758

West Corp. bank term loan FRN Ser. B8, 3 3/4s, 2018		161,100	160,697

			4,036,605
Consumer cyclicals (0.9%)
Burlington Coat Factory Warehouse Corp. bank term loan FRN
Ser. B2, 4 1/4s, 2017		713,106	713,998

Caesars Entertainment Operating Co., Inc. bank term loan FRN
Ser. B6, 5.429s, 2018		10,603,735	9,580,920

CCM Merger, Inc. bank term loan FRN Ser. B, 5s, 2017		2,985,681	3,002,476

Clear Channel Communications, Inc. bank term loan FRN Ser. D,
6.932s, 2019		8,349,000	7,699,348

Getty Images, Inc. bank term loan FRN Ser. B, 4 3/4s, 2019		1,216,935	1,084,086

Golden Nugget, Inc. bank term loan FRN Ser. B, 3.19s, 2014 ‡‡		402,091	396,311

Golden Nugget, Inc. bank term loan FRN Ser. DD, 3.19s, 2014 ‡‡		228,870	225,580

60 Diversified Income Trust

SENIOR LOANS (1.6%)* [c] cont.	Principal amount	Value

Consumer cyclicals cont.
Hilton Worldwide Finance, LLC bank term loan FRN
Ser. B, 4s, 2020	$3,930,000	$3,921,814

J.C. Penney Corp., Inc. bank term loan FRN 6s, 2018	954,608	925,860

Navistar, Inc. bank term loan FRN Ser. B, 5 3/4s, 2017	488,532	492,807

Neiman-Marcus Group, Inc. (The) bank term loan FRN 4s, 2018	5,420,109	5,405,431

Travelport, LLC bank term loan FRN 9 1/2s, 2016	3,450,289	3,556,672

Travelport, LLC bank term loan FRN 8 3/8s, 2016 ‡‡	730,268	736,963

Travelport, LLC bank term loan FRN 6 1/4s, 2019	750,000	760,313

Univision Communications, Inc. bank term loan FRN Ser. C1,
4 1/2s, 2020	1,680,777	1,671,953

		40,174,532
Consumer staples (0.1%)
H.J. Heinz Co. bank term loan FRN Ser. B2, 3 1/2s, 2020	1,416,450	1,420,345

Revlon Consumer Products Corp. bank term loan FRN
Ser. B, 4s, 2019	1,520,000	1,512,400

WNA Holdings, Inc. bank term loan FRN 8 1/2s, 2020	1,000,000	1,005,833

		3,938,578
Energy (0.1%)
Chesapeake Energy Corp. bank term loan FRN Ser. B,
5 3/4s, 2017	2,091,000	2,126,286

Frac Tech International, LLC bank term loan FRN Ser. B,
8 1/2s, 2016	1,758,535	1,723,364

		3,849,650
Financials (0.1%)
iStar Financial, Inc. bank term loan FRN 4 1/2s, 2017 R	989,454	990,072

Nuveen Investments, Inc. bank term loan FRN 6 1/2s, 2019	1,000,000	992,500

Springleaf Financial Funding Co. bank term loan FRN Ser. B,
5 1/2s, 2017	885,600	885,600

		2,868,172
Health care (0.1%)
Ardent Medical Services, Inc. bank term loan FRN 6 3/4s, 2018	1,245,588	1,250,258

Emergency Medical Services Corp. bank term loan FRN
Ser. B, 4s, 2018	2,125,976	2,120,661

Valeant Pharmaceuticals International, Inc. bank term loan FRN
Ser. E, 4 1/2s, 2020	1,369,650	1,377,783

		4,748,702
Technology (0.1%)
Avaya, Inc. bank term loan FRN Ser. B3, 4.762s, 2017	1,829,676	1,640,705

First Data Corp. bank term loan FRN 4.18s, 2018	824,435	816,632

First Data Corp. bank term loan FRN 4.18s, 2017	61,131	60,765

Freescale Semiconductor, Inc. bank term loan FRN
Ser. B5, 5s, 2021	3,720,000	3,721,551

		6,239,653
Transportation (—%)
Air Medical Group Holdings, Inc. bank term loan FRN
7 5/8s, 2018 ‡‡	2,015,000	1,984,775

		1,984,775
Utilities and power (—%)
Texas Competitive Electric Holdings Co., LLC bank term loan
FRN 4.71s, 2017	4,000,000	2,687,500

		2,687,500

Total senior loans (cost $76,620,672)		$75,514,379

Diversified Income Trust	61

PURCHASED SWAP OPTIONS OUTSTANDING (0.2%)*
Counterparty
Fixed right % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value

Credit Suisse International
2.88/3 month USD-LIBOR-BBA/Nov-23	Nov-13/2.88	$449,417,000	$6,476,099

(3.08)/3 month USD-LIBOR-BBA/Nov-23	Nov-13/3.08	449,417,000	1,694,302

Total purchased swap options outstanding (cost $7,774,914)			$8,170,401

CONVERTIBLE BONDS AND NOTES (—%)*		Principal amount	Value

iStar Financial, Inc. cv. sr. unsec. unsub. notes 3s, 2016 R		$910,000	$1,134,656

Total convertible bonds and notes (cost $991,286)			$1,134,656

SHORT-TERM INVESTMENTS (12.3%)*	Principal amount/shares		Value

Federal Home Loan Bank unsec. discount notes with
an effective yield of 0.03%, November 29, 2013		$12,300,000	$12,299,294

Federal Home Loan Bank unsec. discount notes with
an effective yield of 0.02%, November 1, 2013		45,800,000	45,799,014

Federal Home Loan Mortgage Corp. unsec. discount notes with
an effective yield of 0.02%, November 25, 2013		5,900,000	5,899,820

Putnam Money Market Liquidity Fund 0.05% L	shares	166,284,163	166,284,163

Putnam Short Term Investment Fund 0.06% L	shares	54,735,660	54,735,660

SSgA Prime Money Market Fund 0.02% P	shares	14,628,000	14,628,000

U.S. Treasury Bills with an effective yield of 0.10%,
May 1, 2014 # Δ §		$35,000,000	34,991,250

U.S. Treasury Bills with an effective yield of 0.06%,
January 23, 2014		100,000	99,998

U.S. Treasury Bills with effective yields ranging from 0.10%
to 0.14%, August 21, 2014 # Δ §		56,953,000	56,914,557

U.S. Treasury Bills with effective yields ranging from 0.10%
to 0.11%, July 24, 2014 # Δ §		41,079,000	41,057,885

U.S. Treasury Bills with effective yields ranging from 0.08%
to 0.09%, May 29, 2014 # Δ §		134,268,000	134,227,720

Total short-term investments (cost $566,852,111)			$566,937,361

TOTAL INVESTMENTS

Total investments (cost $4,823,593,305)			$4,929,062,366

62 Diversified Income Trust

Key to holding’s currency abbreviations

AUD Australian Dollar

BRL Brazilian Real

CAD Canadian Dollar

CHF Swiss Franc

CZK Czech Koruna

EUR Euro

GBP British Pound

INR Indian Rupee

JPY Japanese Yen

KRW South Korean Won

MXN Mexican Peso

RUB Russian Ruble

USD/$ United States Dollar

ZAR South African Rand

Key to holding’s abbreviations

bp Basis Points

EMTN Euro Medium Term Notes

FRB Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period

FRN Floating Rate Notes: the rate shown is the current interest rate at the close of the reporting period

IFB Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period.

IO Interest Only

JSC Joint Stock Company

MTN Medium Term Notes

OAO Open Joint Stock Company

OJSC Open Joint Stock Company

OTC Over-the-counter

PO Principal Only

TBA To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2012 through September 30, 2013 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $4,595,919,051.

† Non-income-producing security.

††  The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

Δ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period.

## Forward commitment, in part or in entirety (Note 1).

Diversified Income Trust 63

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 6).

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs.

g The notes are secured by debt and equity securities and equity participation agreements held by Neon Capital, Ltd.

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P Security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivatives contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

R Real Estate Investment Trust.

At the close of the reporting period, the fund maintained liquid assets totaling $2,532,042,712 to cover certain derivatives contracts and delayed delivery securities.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA’s.

The dates shown on debt obligations are the original maturity dates.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United States	83.8%	Ireland	0.9%

Russia	2.0	Canada	0.7

Greece	2.0	Brazil	0.7

Venezuela	1.9	Germany	0.6

Argentina	1.3	Ukraine	0.5

Luxembourg	1.3	Other	3.2

United Kingdom	1.1	Total	100.0%

FORWARD CURRENCY CONTRACTS at 9/30/13 (aggregate face value $1,493,692,294)
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America N.A.
	Australian Dollar	Buy	10/18/13	$19,359,887	$18,950,708	$409,179

	Australian Dollar	Sell	10/18/13	19,359,887	18,670,340	(689,547)

	Canadian Dollar	Buy	10/18/13	253,572	253,789	(217)

	Canadian Dollar	Sell	10/18/13	253,572	248,179	(5,393)

	Euro	Sell	12/18/13	3,496,332	3,404,123	(92,209)

	Singapore Dollar	Sell	11/20/13	14,704,717	14,452,767	(251,950)

	Swiss Franc	Sell	12/18/13	10,594,295	10,187,379	(406,916)

64 Diversified Income Trust

FORWARD CURRENCY CONTRACTS at 9/30/13 (aggregate face value $1,493,692,294) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Barclays Bank PLC
	Australian Dollar	Buy	10/18/13	$860,162	$1,638,157	$(777,995)

	Brazilian Real	Sell	10/18/13	11,556,606	11,314,178	(242,428)

	British Pound	Buy	12/18/13	11,670,567	11,579,601	90,966

	British Pound	Sell	12/18/13	11,670,567	11,577,162	(93,405)

	Canadian Dollar	Sell	10/18/13	1,413,422	1,332,073	(81,349)

	Euro	Sell	12/18/13	27,077,867	26,607,679	(470,188)

	Hungarian Forint	Buy	12/18/13	10,374,374	10,405,687	(31,313)

	Japanese Yen	Sell	11/20/13	11,486,677	11,365,231	(121,446)

	Mexican Peso	Buy	10/18/13	14,661,145	14,795,444	(134,299)

	Mexican Peso	Sell	10/18/13	14,661,145	14,741,484	80,339

	Norwegian Krone	Buy	12/18/13	1,179,273	1,073,723	105,550

	Singapore Dollar	Sell	11/20/13	689,061	510,883	(178,178)

	Swiss Franc	Sell	12/18/13	12,990,838	12,535,287	(455,551)

Citibank, N.A.
	Australian Dollar	Buy	10/18/13	2,644,043	2,894,226	(250,183)

	Brazilian Real	Sell	10/18/13	2,020,329	1,884,554	(135,775)

	British Pound	Sell	12/18/13	6,637,807	6,234,506	(403,301)

	Canadian Dollar	Sell	10/18/13	419,805	186,106	(233,699)

	Euro	Sell	12/18/13	15,135,483	14,827,526	(307,957)

	Japanese Yen	Buy	11/20/13	21,646,441	21,753,861	(107,420)

	Japanese Yen	Sell	11/20/13	21,646,441	21,544,012	(102,429)

	New Taiwan Dollar	Buy	11/20/13	17,171,788	17,272,887	(101,099)

	Swiss Franc	Sell	12/18/13	7,846,663	7,189,679	(656,984)

Credit Suisse International
	Australian Dollar	Buy	10/18/13	10,039,012	9,974,781	64,231

	Australian Dollar	Sell	10/18/13	10,039,012	9,783,278	(255,734)

	British Pound	Buy	12/18/13	11,650,180	11,387,217	262,963

	British Pound	Sell	12/18/13	11,650,180	11,246,593	(403,587)

	Canadian Dollar	Buy	10/18/13	28,730,557	28,426,655	303,902

	Canadian Dollar	Sell	10/18/13	28,730,557	28,316,678	(413,879)

	Czech Koruna	Buy	12/18/13	6,962,880	6,863,265	99,615

	Czech Koruna	Sell	12/18/13	6,962,880	6,781,293	(181,587)

	Euro	Sell	12/18/13	21,577,426	21,379,556	(197,870)

	Japanese Yen	Sell	11/20/13	5,312,704	4,975,721	(336,983)

	Mexican Peso	Buy	10/18/13	11,789,862	11,888,833	(98,971)

	Norwegian Krone	Buy	12/18/13	6,392,595	6,392,144	451

	Norwegian Krone	Sell	12/18/13	6,392,595	6,319,733	(72,862)

	South African Rand	Buy	10/18/13	19,965,049	20,126,618	(161,569)

	South African Rand	Sell	10/18/13	19,965,049	19,885,309	(79,740)

	South Korean Won	Buy	11/20/13	13,771,244	13,812,014	(40,770)

	Swedish Krona	Buy	12/18/13	10,748,201	10,428,989	319,212

	Swiss Franc	Sell	12/18/13	17,249,823	16,696,910	(552,913)

Diversified Income Trust 65

FORWARD CURRENCY CONTRACTS at 9/30/13 (aggregate face value $1,493,692,294) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Deutsche Bank AG
	Australian Dollar	Buy	10/18/13	$6,329,506	$6,760,999	$(431,493)

	British Pound	Buy	12/18/13	8,116,003	8,118,558	(2,555)

	British Pound	Sell	12/18/13	8,116,003	7,798,330	(317,673)

	Canadian Dollar	Sell	10/18/13	7,777,363	7,779,253	1,890

	Euro	Sell	12/18/13	32,653,812	32,036,924	(616,888)

	Japanese Yen	Sell	11/20/13	3,194,900	3,130,238	(64,662)

	Norwegian Krone	Buy	12/18/13	9,594,671	9,995,508	(400,837)

	Swiss Franc	Sell	12/18/13	13,477,251	12,963,590	(513,661)

Goldman Sachs International
	Australian Dollar	Buy	10/18/13	11,390,855	11,314,464	76,391

	British Pound	Buy	12/18/13	11,615,231	11,408,693	206,538

	British Pound	Sell	12/18/13	11,615,231	11,175,514	(439,717)

	Canadian Dollar	Sell	10/18/13	9,796,621	9,721,383	(75,238)

	Euro	Sell	12/18/13	20,903,165	20,155,762	(747,403)

	Japanese Yen	Sell	11/20/13	9,753,728	9,650,329	(103,399)

HSBC Bank USA, National Association
	Australian Dollar	Buy	10/18/13	18,396,934	17,864,620	532,314

	Australian Dollar	Sell	10/18/13	18,396,934	18,012,106	(384,828)

	Canadian Dollar	Sell	10/18/13	11,793,074	11,538,493	(254,581)

	Chinese Yuan
	(offshore)	Sell	11/20/13	20,604,052	20,474,573	(129,479)

	Euro	Sell	12/18/13	11,592,873	11,439,772	(153,101)

	Indian Rupee	Sell	11/20/13	3,072,225	3,133,054	60,829

	New Taiwan Dollar	Buy	11/20/13	17,171,784	17,248,859	(77,075)

	Swedish Krona	Buy	12/18/13	10,594,335	10,279,197	315,138

JPMorgan Chase Bank N.A.
	Australian Dollar	Buy	10/18/13	11,039,148	11,087,594	(48,446)

	Brazilian Real	Sell	10/18/13	1,457,970	1,362,531	(95,439)

	British Pound	Buy	12/18/13	12,594,763	12,306,307	288,456

	British Pound	Sell	12/18/13	12,594,763	12,140,856	(453,907)

	Canadian Dollar	Buy	10/18/13	34,740,585	34,270,351	470,234

	Canadian Dollar	Sell	10/18/13	34,740,585	34,455,804	(284,781)

	Czech Koruna	Buy	12/18/13	8,744,776	8,640,799	103,977

	Czech Koruna	Sell	12/18/13	8,744,776	8,482,654	(262,122)

	Euro	Sell	12/18/13	22,549,644	22,261,285	(288,359)

	Japanese Yen	Sell	11/20/13	1,925,946	2,059,129	133,183

	Malaysian Ringgit	Buy	11/20/13	27,046,640	27,730,719	(684,079)

	Malaysian Ringgit	Sell	11/20/13	27,046,640	26,823,726	(222,914)

	Mexican Peso	Buy	10/18/13	17,852,149	17,901,551	(49,402)

	Mexican Peso	Sell	10/18/13	17,852,149	17,949,538	97,389

	Norwegian Krone	Buy	12/18/13	11,309,273	11,286,428	22,845

	Norwegian Krone	Sell	12/18/13	11,309,273	11,241,255	(68,018)

	Polish Zloty	Buy	12/18/13	10,186,380	10,130,517	55,863

66 Diversified Income Trust

FORWARD CURRENCY CONTRACTS at 9/30/13 (aggregate face value $1,493,692,294) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

JPMorgan Chase Bank N.A. cont.
	Russian Ruble	Sell	12/18/13	$1,420,589	$1,371,911	$(48,678)

	Singapore Dollar	Sell	11/20/13	484,909	273,428	(211,481)

	South African Rand	Buy	10/18/13	19,972,164	20,160,665	(188,501)

	South African Rand	Sell	10/18/13	19,972,164	19,888,764	(83,400)

	South Korean Won	Buy	11/20/13	6,885,622	6,832,586	53,036

	Swiss Franc	Sell	12/18/13	4,051,518	3,629,343	(422,175)

Royal Bank of Scotland PLC (The)
	Australian Dollar	Buy	10/18/13	11,386,475	11,668,414	(281,939)

	Euro	Sell	12/18/13	35,107,699	34,446,826	(660,873)

	Hungarian Forint	Buy	12/18/13	10,374,374	10,407,151	(32,777)

	Japanese Yen	Sell	11/20/13	12,042,399	11,838,381	(204,018)

State Street Bank and Trust Co.
	Australian Dollar	Buy	10/18/13	11,386,568	11,716,377	(329,809)

	Brazilian Real	Sell	10/18/13	6,887,019	6,796,963	(90,056)

	Canadian Dollar	Sell	10/18/13	1,870,492	1,886,726	16,234

	Czech Koruna	Buy	12/18/13	6,962,880	6,863,087	99,793

	Czech Koruna	Sell	12/18/13	6,962,880	6,784,677	(178,203)

	Euro	Sell	12/18/13	20,396,421	19,889,692	(506,729)

	Israeli Shekel	Buy	10/18/13	1,065,242	1,052,396	12,846

	Israeli Shekel	Sell	10/18/13	1,065,242	1,027,467	(37,775)

	Japanese Yen	Buy	11/20/13	2,793,003	2,789,287	3,716

	Japanese Yen	Sell	11/20/13	2,793,003	2,762,977	(30,026)

	Mexican Peso	Buy	10/18/13	8,812,949	8,889,862	(76,913)

	Mexican Peso	Sell	10/18/13	8,812,949	8,835,827	22,878

	Norwegian Krone	Buy	12/18/13	5,220,336	5,066,806	153,530

	Singapore Dollar	Sell	11/20/13	8,583,046	8,226,815	(356,231)

	South Korean Won	Buy	11/20/13	13,771,244	13,620,040	151,204

	Swiss Franc	Sell	12/18/13	18,797,358	18,140,784	(656,574)

UBS AG
	Australian Dollar	Buy	10/18/13	11,579,383	12,344,959	(765,576)

	British Pound	Sell	12/18/13	11,489,352	11,447,471	(41,881)

	Canadian Dollar	Sell	10/18/13	11,136,388	11,029,855	(106,533)

	Euro	Sell	12/18/13	12,956,955	12,681,145	(275,810)

	Japanese Yen	Sell	11/20/13	186,226	10,727	(175,499)

	Mexican Peso	Buy	10/18/13	9,636,037	9,676,925	(40,888)

	New Zealand Dollar	Buy	10/18/13	10,979,305	10,268,835	710,470

	New Zealand Dollar	Sell	10/18/13	10,979,305	10,408,329	(570,976)

	Norwegian Krone	Buy	12/18/13	5,508,803	5,680,660	(171,857)

	Russian Ruble	Sell	12/18/13	2,418,761	2,334,474	(84,287)

	Singapore Dollar	Sell	11/20/13	9,304,631	8,962,583	(342,048)

	Swedish Krona	Buy	12/18/13	2,089,911	2,027,314	62,597

	Swiss Franc	Sell	12/18/13	19,380,145	18,696,627	(683,518)

Diversified Income Trust	67

FORWARD CURRENCY CONTRACTS at 9/30/13 (aggregate face value $1,493,692,294) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

UBS AG cont.
	Turkish Lira	Buy	12/18/13	$10,096,049	$10,438,719	$(342,670)

	Turkish Lira	Sell	12/18/13	10,096,049	10,236,039	139,990

WestPac Banking Corp.
	Australian Dollar	Buy	10/18/13	6,703,018	7,268,574	(565,556)

	Canadian Dollar	Sell	10/18/13	3,911,876	3,736,651	(175,225)

	Euro	Sell	12/18/13	21,205,184	20,756,044	(449,140)

	Japanese Yen	Buy	11/20/13	2,299,191	2,296,202	2,989

	Japanese Yen	Sell	11/20/13	2,299,191	2,274,828	(24,363)

Total						$(19,979,000)

FUTURES CONTRACTS OUTSTANDING at 9/30/13
				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Australian Government Treasury
Bond 10 yr (Long)	1,381	$151,527,287	Dec-13	$3,341,465

Euro-Bobl 5 yr (Long)	69	11,616,061	Dec-13	133,299

Euro-Bund 10 yr (Short)	514	97,698,801	Dec-13	(1,830,624)

Euro-Buxl 30 yr (Short)	82	13,922,184	Dec-13	(253,151)

Japanese Government Bond
10 yr (Long)	21	30,790,172	Dec-13	288,224

Japanese Government Bond
10 yr Mini (Long)	27	3,958,736	Dec-13	36,959

U.K. Gilt 10 yr (Long)	645	115,195,167	Dec-13	822,831

U.S. Treasury Bond 30 yr (Long)	1,714	228,604,750	Dec-13	2,628,237

U.S. Treasury Note 5 yr (Short)	8,934	1,081,432,781	Dec-13	(5,382,032)

U.S. Treasury Note 10 yr (Short)	2,424	306,370,875	Dec-13	(5,157,266)

Total				$(5,372,058)

WRITTEN SWAP OPTIONS OUTSTANDING at 9/30/13 (premiums $7,774,922)
Counterparty
Fixed Obligation % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value

Credit Suisse International
2.98/3 month USD-LIBOR-BBA/Nov-23	Nov-13/2.98	$317,609,500	$1,842,135

(2.98)/3 month USD-LIBOR-BBA/Nov-23	Nov-13/2.98	317,609,500	6,542,756

Total			$8,384,891

TBA SALE COMMITMENTS OUTSTANDING at 9/30/13 (proceeds receivable $34,010,664)
	Principal	Settlement
Agency	amount	date	Value

Federal National Mortgage Association, 5 1/2s,
October 1, 2043	$23,000,000	10/10/13	$25,083,477

Federal National Mortgage Association, 4s,
October 1, 2043	9,000,000	10/10/13	9,440,155

Total			$34,523,632

68 Diversified Income Trust

OTC INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/13
		Upfront		Payments	Payments	Unrealized
Swap counterparty/		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Barclays Bank PLC
EUR	398,858,000 E	$—	8/3/17	1 month EUR-	1.41727%	$987,459
				EONIA-OIS-
				COMPOUND

GBP	36,488,000	—	8/15/31	3.60%	6 month GBP-	(3,665,257)
					LIBOR-BBA

JPY	3,537,941,000	—	5/13/23	6 month JPY-	0.7375%	(232,325)
				LIBOR-BBA

JPY	2,609,389,000	—	5/24/43	6 month JPY-	1.95%	851,777
				LIBOR-BBA

JPY	9,610,254,000	—	5/29/43	1.965%	6 month JPY-	(3,484,586)
					LIBOR-BBA

Citibank, N.A.
CZK	2,160,466,000	—	8/1/15	6 month CZK-	0.795%	417,057
				PRIBOR-PRBO

Credit Suisse International
AUD	57,732,000	—	4/26/23	6 month AUD-	3.8725%	(1,583,886)
				BBR-BBSW

AUD	38,779,000	—	5/10/23	6 month AUD-	3.73%	(1,502,074)
				BBR-BBSW

AUD	33,586,000	—	5/23/23	3.88%	6 month AUD-	937,590
					BBR-BBSW

AUD	61,080,000	—	8/26/23	6 month AUD-	4.52%	1,047,327
				BBR-BBSW

CHF	40,988,000	—	5/3/23	1.0075%	6 month CHF-	1,693,773
					LIBOR-BBA

CHF	40,988,000	—	5/3/23	1.01875%	6 month CHF-	1,645,520
					LIBOR-BBA

CHF	29,430,000	—	9/19/23	6 month CHF-	1.6025%	330,461
				LIBOR-BBA

EUR	161,600,000	—	6/28/14	0.85%	6 month EUR-	(1,014,745)
					EURIBOR-
					REUTERS

Goldman Sachs International
AUD	31,806,000	—	5/1/23	3.775%	6 month AUD-	1,115,092
					BBR-BBSW

AUD	123,981,000	—	4/26/23	6 month AUD-	3.8825%	(3,302,706)
				BBR-BBSW

AUD	19,381,000	—	5/27/23	3.955%	6 month AUD-	430,921
					BBR-BBSW

AUD	7,297,000	—	9/27/23	4.3625%	6 month AUD-	(20,855)
					BBR-BBSW

CAD	26,533,000	—	5/30/23	2.534%	3 month CAD-	912,651
					BA-CDOR

CHF	112,362,000	—	5/2/23	6 month CHF-	1.008%	(4,628,659)
				LIBOR-BBA

Diversified Income Trust 69

OTC INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/13 cont.
		Upfront		Payments	Payments	Unrealized
Swap counterparty/		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Goldman Sachs International cont.
CHF	33,725,000	$—	5/13/23	1.0325%	6 month CHF-	$1,331,330
					LIBOR-BBA

CHF	27,416,000	—	5/16/23	1.065%	6 month CHF-	992,147
					LIBOR-BBA

CHF	33,133,000	—	8/12/23	1.495%	6 month CHF-	(69,322)
					LIBOR-BBA

CHF	15,937,000	—	7/1/23	6 month CHF-	1.5175%	126,625
				LIBOR-BBA

CHF	64,100,000	—	7/2/23	6 month CHF-	1.515%	490,567
				LIBOR-BBA

CHF	64,100,000	—	7/3/23	6 month CHF-	1.5275%	572,898
				LIBOR-BBA

CHF	38,078,000	—	9/3/23	6 month CHF-	1.585%	400,833
				LIBOR-BBA

EUR	1,704,291,000 E	—	8/6/17	1 month EUR-	1.102%	(3,135,684)
				EONIA-OIS-
				COMPOUND

EUR	414,401,000	—	8/30/14	1 year EUR-EONIA-	0.11%	(179,717)
				OIS-COMPOUND

EUR	414,401,000	—	8/30/14	0.309%	3 month EUR-	(108,569)
					EURIBOR-
					REUTERS

EUR	414,401,000	—	8/31/14	1 year EUR-EONIA-	0.11%	(179,717)
				OIS-COMPOUND

EUR	414,401,000	—	8/31/14	0.314%	3 month EUR-	(139,058)
					EURIBOR-
					REUTERS

EUR	414,401,000	—	9/3/14	1 year EUR-EONIA-	0.086%	(325,239)
				OIS-COMPOUND

EUR	414,401,000	—	9/3/14	0.283%	3 month EUR-	47,471
					EURIBOR-
					REUTERS

GBP	36,428,000	—	9/23/31	6 month GBP-	3.1175%	(662,261)
				LIBOR-BBA

JPY	2,950,709,000	—	5/28/23	1.015%	6 month JPY-	(608,074)
					LIBOR-BBA

KRW	54,370,000,000	—	7/12/18	3.07%	3 month KRW-	(118,359)
					CD-KSDA-
					BLOOMBERG

KRW	129,130,000,000	—	7/12/15	3 month KRW-CD-	2.771%	(16,260)
				KSDA-BLOOMBERG

JPMorgan Chase Bank N.A.
CAD	94,245,000	—	2/26/18	3 month CAD-BA-	1.65%	(1,771,647)
				CDOR

CAD	20,168,000	—	8/6/23	3 month CAD-BA-	3.01625%	52,105
				CDOR

70 Diversified Income Trust

OTC INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/13 cont.
		Upfront		Payments	Payments	Unrealized
Swap counterparty/		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

JPMorgan Chase Bank N.A. cont.
CAD	50,185,000	$—	9/17/23	3 month CAD-BA-	3.23%	$904,770
				CDOR

CZK	2,160,466,000	—	8/9/15	6 month CZK-	0.73%	251,324
				PRIBOR-PRBO

JPY	4,358,552,000	—	5/7/43	1.74375%	6 month JPY-	848,205
					LIBOR-BBA

JPY	4,167,839,000	—	6/3/43	6 month JPY-	1.945%	1,285,968
				LIBOR-BBA

JPY	1,245,406,000	—	6/7/43	1.955%	6 month JPY-	(413,510)
					LIBOR-BBA

ZAR	1,168,615,000	—	7/10/15	5.90%	3 month ZAR-	52,853
					JIBAR-SAFEX

ZAR	525,149,000	—	7/10/18	3 month ZAR-	7.11%	255,467
				JIBAR-SAFEX

Total		$—				$(9,180,319)

E Extended effective date.

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/13
		Upfront		Payments	Payments	Unrealized
		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

	$3,920,985,300 E	$3,302,973	12/18/15	3 month USD-	0.75%	$(13,204,377)
				LIBOR-BBA

	2,091,211,000 E	7,937,756	12/18/18	3 month USD-	2.05%	(30,205,932)
				LIBOR-BBA

	308,958,600 E	3,589,054	12/18/43	3 month USD-	3.85%	12,616,823
				LIBOR-BBA

	427,135,800 E	1,235,740	12/18/23	3 month USD-	3.15%	(10,032,101)
				LIBOR-BBA

	926,300,000 E	(1,420,713)	12/18/15	3 month USD-	0.65%	635,673
				LIBOR-BBA

	781,689,000 E	6,613,558	12/18/18	1.95%	3 month USD-	(3,829,807)
					LIBOR-BBA

	17,888,000 E	148,755	12/18/23	3.05%	3 month USD-	(160,350)
					LIBOR-BBA

	8,576,000	(541)	9/25/23	3 month USD-	2.92%	124,882
				LIBOR-BBA

EUR	61,750,000	(1,471)	7/29/43	6 month EUR-	2.516%	(1,369,046)
				EURIBOR-REUTERS

EUR	279,300,000	(2,662)	7/29/23	2.0055%	6 month EUR-	11,485
					EURIBOR-
					REUTERS

EUR	87,798,000	(834)	9/3/23	2.1825%	6 month EUR-	(1,635,586)
					EURIBOR-
					REUTERS

Diversified Income Trust	71

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/13 cont.
		Upfront		Payments	Payments	Unrealized
		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

EUR	39,949,000	$(375)	7/17/23	1.918%	6 month EUR-	$393,047
					EURIBOR-
					REUTERS

EUR	31,584,000	(297)	7/17/23	1.906%	6 month EUR-	358,785
					EURIBOR-
					REUTERS

EUR	286,600,000	(1,536)	7/29/18	6 month EUR-	1.186%	652,567
				EURIBOR-REUTERS

EUR	338,991,000 E	(1,810)	9/3/17	1 month EUR-	1.53%	1,103,425
				EONIA-OIS-
				COMPOUND

EUR	70,200,000	(1,228)	9/12/23	2.33%	6 month EUR-	(2,558,000)
					EURIBOR-
					REUTERS

EUR	30,875,000	(1,421)	10/2/43	2.625%	6 month EUR-	(135,083)
					EURIBOR-
					REUTERS

EUR	176,350,000	(3,151)	10/2/23	6 month EUR-	2.072%	283,855
				EURIBOR-REUTERS

EUR	152,300,000	(1,623)	7/30/18	6 month EUR-	1.185%	9,527
				EURIBOR-REUTERS

EUR	73,400,000	(1,282)	7/30/23	2.005%	6 month EUR-	10,819
					EURIBOR-
					REUTERS

EUR	18,376,000	(324)	9/19/23	2.215%	6 month EUR-	(388,751)
					EURIBOR-
					REUTERS

EUR	219,450,000	(2,382)	10/1/18	1.233%	6 month EUR-	(248,794)
					EURIBOR-
					REUTERS

EUR	176,350,000	(3,138)	10/1/23	6 month EUR-	2.081%	500,255
				EURIBOR-REUTERS

EUR	30,875,000	(1,422)	10/1/43	2.639%	6 month EUR-	(265,403)
					EURIBOR-
					REUTERS

EUR	219,450,000	(2,391)	10/2/18	1.229%	6 month EUR-	(171,615)
					EURIBOR-
					REUTERS

EUR	100,700,000	(1,780)	6/20/23	1.835%	6 month EUR-	1,773,111
					EURIBOR-
					Telerate

EUR	137,700,000 E	(2,005)	7/2/23	2.895%	6 month EUR-	318,410
					EURIBOR-
					Telerate

EUR	137,700,000 E	(2,010)	7/3/23	2.89%	6 month EUR-	363,113
					EURIBOR-
					REUTERS

72 Diversified Income Trust

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/13 cont.
		Upfront		Payments	Payments	Unrealized
		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

EUR	262,304,000	$(4,515)	7/15/23	1.945%	6 month EUR-	$1,643,470
					EURIBOR-
					REUTERS

EUR	30,847,000	(539)	9/3/23	2.1735%	6 month EUR-	(539,551)
					EURIBOR-
					REUTERS

EUR	84,676,000 E	(1,254)	9/3/23	3.0925%	6 month EUR-	(612,972)
					EURIBOR-
					REUTERS

GBP	19,125,000	(385)	7/31/23	2.44375%	6 month GBP-	543,014
					LIBOR-BBA

GBP	23,143,000	(475)	8/8/23	2.5975%	6 month GBP-	156,811
					LIBOR-BBA

GBP	16,683,000	(338)	8/6/23	2.581%	6 month GBP-	150,331
					LIBOR-BBA

GBP	40,927,000	(859)	9/17/23	2.85375%	6 month GBP-	(1,050,350)
					LIBOR-BBA

JPY	7,465,647,000	(1,342)	7/12/43	2.024375%	6 month JPY-	(3,667,277)
					LIBOR-BBA

JPY	167,520,000	(22)	9/20/23	6 month JPY-	0.91625%	9,875
				LIBOR-BBA

JPY	2,338,332,000	(428)	10/2/43	6 month JPY-	1.84%	(60,144)
				LIBOR-BBA

JPY	35,929,069,000	(1,454)	7/12/18	6 month JPY-	0.5175%	2,511,030
				LIBOR-BBA

JPY	3,732,821,000	(677)	7/18/43	1.9825%	6 month JPY-	(1,419,796)
					LIBOR-BBA

JPY	17,964,532,000	(733)	7/18/18	6 month JPY-	0.4825%	919,530
				LIBOR-BBA

JPY	886,695,000	(160)	7/24/43	6 month JPY-	1.99375%	359,903
				LIBOR-BBA

JPY	18,939,100,000	(1,369)	7/30/23	0.99%	6 month JPY-	(2,937,531)
					LIBOR-BBA

JPY	36,944,500,000	(1,502)	7/30/18	6 month JPY-	0.4475%	1,176,172
				LIBOR-BBA

JPY	3,180,500,000	(575)	7/30/43	6 month JPY-	1.9775%	1,148,791
				LIBOR-BBA

JPY	26,946,800,500	(1,107)	8/28/18	0.4475%	6 month JPY-	(753,478)
					LIBOR-BBA

JPY	36,944,500,000	(1,516)	9/27/18	0.405%	6 month JPY-	(76,552)
					LIBOR-BBA

JPY	37,878,200,000	(2,764)	9/27/23	6 month JPY-	0.845%	(573,929)
				LIBOR-BBA

JPY	6,361,000,000	(1,160)	9/27/43	1.86%	6 month JPY-	(182,935)
					LIBOR-BBA

JPY	36,944,500,000	(3,036)	8/1/18	6 month JPY-	0.4525%	1,255,989
				LIBOR-BBA

Diversified Income Trust	73

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/13 cont.
		Upfront		Payments	Payments	Unrealized
		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

JPY	18,939,100,000	$(2,552)	8/1/23	0.9955%	6 month JPY-	$(3,028,778)
					LIBOR-BBA

JPY	3,180,500,000	(1,104)	8/1/43	6 month JPY-	1.96125%	1,011,290
				LIBOR-BBA

JPY	1,059,823,000	(366)	7/1/43	6 month JPY-	1.871%	108,965
				LIBOR-BBA

JPY	1,030,767,000	(357)	8/2/43	6 month JPY-	1.94%	271,238
				LIBOR-BBA

JPY	36,944,500,000	(3,016)	8/28/18	0.45%	6 month JPY-	(1,080,502)
					LIBOR-BBA

JPY	2,277,265,000	(782)	9/30/43	6 month JPY-	1.834%	(90,115)
				LIBOR-BBA

JPY	2,418,547,000	(866)	6/21/43	1.8975%	6 month JPY-	(429,232)
					LIBOR-BBA

Total		$21,338,187				$(50,285,801)
E Extended effective date.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/13
	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Bank of America N.A.
$15,925,155	$—	1/12/41	4.50% (1 month	Synthetic TRS Index	$(375,600)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

11,254,743	—	1/12/40	(4.00%) 1 month	Synthetic TRS Index	215,647
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

Barclays Bank PLC
5,991,594	—	1/12/40	5.00% (1 month	Synthetic MBX Index	56,381
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

2,859,089	—	1/12/41	3.50% (1 month	Synthetic TRS Index	(26,945)
			USD-LIBOR)	3.50% 30 year Fannie
				Mae pools

2,577,448	—	1/12/41	5.00% (1 month	Synthetic TRS Index	(67,761)
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

2,859,089	—	1/12/41	3.50% (1 month	Synthetic MBX Index	87,656
			USD-LIBOR)	3.50% 30 year Fannie
				Mae pools

2,486,846	—	1/12/41	4.00% (1 month	Synthetic MBX Index	64,456
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

2,308,663	—	1/12/41	4.50% (1 month	Synthetic MBX Index	39,517
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

74 Diversified Income Trust

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/13 cont.
	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC cont.
$8,382,746	$—	1/12/42	4.00% (1 month	Synthetic TRS Index	$(125,269)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

7,437,592	—	1/12/40	5.00% (1 month	Synthetic MBX Index	69,988
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

6,557,027	—	1/12/41	5.00% (1 month	Synthetic MBX Index	65,798
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

17,101,545	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(266,233)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

73,175,952	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(1,139,189)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

4,618,074	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(71,893)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

8,718,484	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(68,494)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

11,157,716	—	1/12/40	4.00% (1 month	Synthetic MBX Index	280,484
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

8,155,364	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(126,961)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

3,707,391	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(57,716)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

3,608,427	—	1/12/41	5.00% (1 month	Synthetic MBX Index	36,210
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

3,188,586	—	1/12/40	4.00% (1 month	Synthetic MBX Index	80,155
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

1,782,729	—	1/12/40	4.50% (1 month	Synthetic MBX Index	29,124
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

2,288,712	—	1/12/40	5.00% (1 month	Synthetic MBX Index	21,537
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

28,190,063	—	1/12/41	5.00% (1 month	Synthetic MBX Index	282,880
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

15,786,501	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(245,761)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

Diversified Income Trust	75

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/13 cont.
	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC cont.
$7,634,394	$—	1/12/39	6.00% (1 month	Synthetic TRS Index	$(91,658)
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

21,707,743	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(170,540)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

21,583,033	—	1/12/41	5.00% (1 month	Synthetic MBX Index	216,580
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

6,322,550	—	1/12/40	4.00% (1 month	Synthetic MBX Index	158,937
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

1,120,567	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(4,929)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

6,146,902	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(48,291)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

2,625,388	—	1/12/41	5.00% (1 month	Synthetic MBX Index	26,345
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

10,369,589	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(244,570)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

17,229,440	—	1/12/41	3.50% (1 month	Synthetic MBX Index	528,234
			USD-LIBOR)	3.50% 30 year Fannie
				Mae pools

3,615,604	—	1/12/41	3.50% (1 month	Synthetic MBX Index	110,850
			USD-LIBOR)	3.50% 30 year Fannie
				Mae pools

34,602,975	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(538,692)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

17,905	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(279)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

3,464,760	—	1/12/41	5.00% (1 month	Synthetic MBX Index	29,353
			USD-LIBOR)	5.00% 30 year Ginnie
				Mae II pools

33,182,503	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(260,687)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

20,842,782	—	1/12/40	4.00% (1 month	Synthetic MBX Index	523,949
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

9,162,253	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(71,980)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

76 Diversified Income Trust

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/13 cont.
	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC cont.
$16,383,841	$—	1/12/41	4.00% (1 month	Synthetic TRS Index	$(255,060)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

4,532,586	—	1/12/40	(4.00%) 1 month	Synthetic TRS Index	86,847
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

3,960,760	—	1/12/40	5.00% (1 month	Synthetic MBX Index	37,271
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

8,140,443	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(126,729)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

572,439	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	8,671
			USD-LIBOR	4.50% 30 year Ginnie
				Mae II pools

31,603,046	—	1/12/40	4.50% (1 month	Synthetic MBX Index	516,284
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

116,302,181	—	1/12/41	5.00% (1 month	Synthetic MBX Index	1,167,061
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

8,005,448	—	1/12/41	3.50% (1 month	Synthetic MBX Index	245,437
			USD-LIBOR)	3.50% 30 year Fannie
				Mae pools

32,836,171	—	1/12/41	5.00% (1 month	Synthetic MBX Index	329,502
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

5,250,150	—	1/12/40	5.00% (1 month	Synthetic MBX Index	49,404
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

17,025,372	—	1/12/40	5.00% (1 month	Synthetic MBX Index	160,209
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

12,343,060	—	1/12/40	5.00% (1 month	Synthetic MBX Index	116,148
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

130,686	—	1/12/39	(6.00%)1 month	Synthetic TRS Index	(1,569)
			USD-LIBOR	6.00% 30 year Fannie
				Mae pools

2,997,888	—	1/12/41	5.00% (1 month	Synthetic TRS Index	(54,928)
			USD-LIBOR)	5.00% 30 year Ginnie
				Mae II pools

26,652,125	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	628,599
			USD-LIBOR	4.50% 30 year Fannie
				Mae pools

1,018,698	—	1/12/39	(6.00%) 1 month	Synthetic MBX Index	(1,687)
			USD-LIBOR	6.00% 30 year Fannie
				Mae pools

Diversified Income Trust	77

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/13 cont.
	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC cont.
$1,073,611	$—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	$(8,434)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

49,547,112	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(389,250)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

35,370,074	—	1/12/39	(6.00%) 1 month	Synthetic MBX Index	(58,565)
			USD-LIBOR	6.00% 30 year Fannie
				Mae pools

35,390,580	—	1/12/38	6.50% (1 month	Synthetic MBX Index	278,034
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

25,264,245	—	1/12/39	6.00% (1 month	Synthetic MBX Index	41,832
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

29,875,942	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	704,633
			USD-LIBOR	4.50% 30 year Fannie
				Mae pools

4,597,009	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	108,422
			USD-LIBOR	4.50% 30 year Fannie
				Mae pools

18,305,179	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	284,971
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

7,490,320	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(45,544)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

3,744,720	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(22,769)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

3,744,720	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(22,769)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

15,925,155	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(375,600)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

7,515,963	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(45,700)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

19,520,913	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(118,695)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

7,516,214	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(45,702)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

26,494,364	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	412,459
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

78 Diversified Income Trust

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/13 cont.
	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC cont.
$733,772	$—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	$(5,765)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

7,512,763	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(116,957)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

24,702,840	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	384,569
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

12,469,214	—	1/12/41	5.00% (1 month	Synthetic TRS Index	(228,463)
			USD-LIBOR)	5.00% 30 year Ginnie
				Mae II pools

7,506,736	—	1/12/41	5.00% (1 month	Synthetic TRS Index	(137,540)
			USD-LIBOR)	5.00% 30 year Ginnie
				Mae II pools

5,777,092	—	1/12/41	5.00% (1 month	Synthetic MBX Index	57,972
			USD-LIBOR)	5.00% 30 year Ginnie
				Mae II pools

9,520,858	—	1/12/41	5.00% (1 month	Synthetic TRS Index	(174,443)
			USD-LIBOR)	5.00% 30 year Ginnie
				Mae II pools

15,737,146	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(123,634)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

7,339,239	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(173,098)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

3,881,727	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(30,495)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

15,347,221	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(67,512)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

2,202,066	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(9,687)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

15,005,906	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(91,242)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

4,382,595	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(34,430)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

8,841,321	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(69,459)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

10,232,876	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	159,303
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

Diversified Income Trust 79

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/13 cont.
		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC cont.
	$51,744,844	$—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	$1,360,372
				USD-LIBOR	5.00% 30 year Fannie
					Mae pools

	15,667,047	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	369,512
				USD-LIBOR	4.50% 30 year Fannie
					Mae pools

	12,717,235	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	197,979
				USD-LIBOR	4.00% 30 year Fannie
					Mae pools

	8,353,977	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(65,630)
				USD-LIBOR	6.50% 30 year Fannie
					Mae pools

	8,790,609	23,350	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(39,557)
				USD-LIBOR	6.50% 30 year Fannie
					Mae pools

EUR	30,847,000	—	9/3/23	1.875%	Eurostat Eurozone	91,392
					HICP excluding
					tobacco

Citibank, N.A.
	$3,502,752	—	1/12/41	5.00% (1 month	Synthetic MBX Index	35,149
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

	21,070,636	—	1/12/41	5.00% (1 month	Synthetic MBX Index	211,438
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

	8,390,620	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(130,624)
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	14,347,877	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	338,399
				USD-LIBOR	4.50% 30 year Fannie
					Mae pools

	20,917,665	—	1/12/41	(3.50%) 1 month	Synthetic TRS Index	197,138
				USD-LIBOR	3.50% 30 year Fannie
					Mae pools

	11,583,730	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	180,333
				USD-LIBOR	4.00% 30 year Fannie
					Mae pools

	18,554,858	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	288,858
				USD-LIBOR	4.00% 30 year Fannie
					Mae pools

	25,569,362	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	603,061
				USD-LIBOR	4.50% 30 year Fannie
					Mae pools

80 Diversified Income Trust

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/13 cont.
	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Credit Suisse International
$12,371,750	$—	1/12/41	5.00% (1 month	Synthetic MBX Index	$124,147
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

63,938,008	—	1/12/41	4.50% (1 month	Synthetic MBX Index	1,054,396
			USD-LIBOR)	4.50% 30 year Ginnie
				Mae II pools

10,321,882	—	1/12/41	3.50% (1 month	Synthetic MBX Index	316,456
			USD-LIBOR)	3.50% 30 year Fannie
				Mae pools

2,580,613	—	1/12/41	3.50% (1 month	Synthetic MBX Index	79,118
			USD-LIBOR)	3.50% 30 year Fannie
				Mae pools

5,254,209	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(81,796)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

1,043,054	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	24,601
			USD-LIBOR	4.50% 30 year Fannie
				Mae pools

11,585,223	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(180,356)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

2,577,448	—	1/12/41	5.00% (1 month	Synthetic MBX Index	25,864
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

15,026,039	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(118,047)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

169,914	—	1/12/40	5.00% (1 month	Synthetic TRS Index	(4,626)
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

559,242	—	1/12/34	5.00% (1 month	Synthetic MBX Index	5,087
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

728,287	—	1/12/36	5.00% (1 month	Synthetic MBX Index	8,333
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

623,922	—	1/12/39	5.00% (1 month	Synthetic MBX Index	5,872
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

2,982,488	—	1/12/42	4.50% (1 month	Synthetic TRS Index	(61,493)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

2,982,488	—	1/12/42	4.50% (1 month	Synthetic MBX Index	51,516
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

20,208,039	—	1/12/41	3.50% (1 month	Synthetic MBX Index	619,554
			USD-LIBOR)	3.50% 30 year Fannie
				Mae pools

Diversified Income Trust	81

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/13 cont.
	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Credit Suisse International cont.
$4,650,592	$—	1/12/43	3.00% (1 month	Synthetic TRS Index	$(6,542)
			USD-LIBOR)	3.00% 30 year Fannie
				Mae pools

15,044,426	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	234,209
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

12,198,043	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(287,695)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

15,925,155	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(375,600)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

7,518,731	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(117,050)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

7,339,239	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(173,098)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

21,595,943	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	336,201
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

18,039,584	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	280,837
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

17,515,356	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	272,676
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

17,681,478	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	275,262
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

22,496,994	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	530,599
			USD-LIBOR	4.50% 30 year Fannie
				Mae pools

15,589,543	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	242,695
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

23,166,466	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	360,651
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

8,284,680	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	128,974
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

21,582,302	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	509,025
			USD-LIBOR	4.50% 30 year Fannie
				Mae pools

23,009,979	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	542,698
			USD-LIBOR	4.50% 30 year Fannie
				Mae pools

82 Diversified Income Trust

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/13 cont.
	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Credit Suisse International cont.
$12,059,069	$—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	$284,417
			USD-LIBOR	4.50% 30 year Fannie
				Mae pools

24,027,176	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	566,688
			USD-LIBOR	4.50% 30 year Fannie
				Mae pools

15,661,506	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	369,382
			USD-LIBOR	4.50% 30 year Fannie
				Mae pools

15,504,517	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	365,679
			USD-LIBOR	4.50% 30 year Fannie
				Mae pools

12,716,738	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	197,972
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

12,716,738	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	197,972
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

27,665,669	475,504	1/12/41	4.00% (1 month	Synthetic TRS Index	23,523
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

Deutsche Bank AG
3,773,262	—	1/12/40	4.00% (1 month	Synthetic MBX Index	94,853
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

15,026,039	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(118,047)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

432,430	—	1/12/34	5.50% (1 month	Synthetic MBX Index	1,817
			USD-LIBOR)	5.50% 30 year Fannie
				Mae pools

767,551	—	1/12/36	5.50% (1 month	Synthetic MBX Index	3,466
			USD-LIBOR)	5.50% 30 year Fannie
				Mae pools

Goldman Sachs International
15,514,937	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(241,533)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

2,923,188	—	1/12/39	6.00% (1 month	Synthetic TRS Index	(35,095)
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

16,040,287	—	1/12/39	6.00% (1 month	Synthetic TRS Index	(192,578)
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

2,486,846	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(38,715)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

Diversified Income Trust 83

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/13 cont.
	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International cont.
$2,308,663	$—	1/12/41	4.50% (1 month	Synthetic TRS Index	$(54,451)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

5,220,296	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(22,964)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

5,302,951	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(82,555)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

10,121,465	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(157,569)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

9,981,272	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(235,411)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

20,950,409	—	1/12/42	4.00% (1 month	Synthetic TRS Index	(313,077)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

20,950,409	—	1/12/42	4.00% (1 month	Synthetic TRS Index	(313,077)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

296,432	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(4,615)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

6,552,908	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(154,552)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

4,751,689	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(112,070)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

20,323,503	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(316,392)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

10,682,995	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(166,311)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

31,860,930	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(751,450)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

28,820,883	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(679,750)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

7,556,470	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(59,365)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

2,838,794	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(22,302)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

84 Diversified Income Trust

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/13 cont.
	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International cont.
$53,659,323	$—	1/12/41	4.50% (1 month	Synthetic TRS Index	$(1,265,572)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

13,718,074	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(323,545)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

4,666,816	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(72,652)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

15,148,873	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(235,835)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

5,619,504	—	1/12/39	6.00% (1 month	Synthetic TRS Index	(67,467)
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

5,326,375	—	1/12/39	6.00% (1 month	Synthetic TRS Index	(63,948)
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

1,878,255	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(14,756)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

12,010,971	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(186,984)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

385,794	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(1,697)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

11,125,907	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(262,408)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

81,013,377	—	1/12/40	4.00% (1 month	Synthetic TRS Index	(1,552,260)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

5,598,464	—	1/12/39	6.00% (1 month	Synthetic TRS Index	(67,215)
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

3,343,997	—	1/12/39	6.00% (1 month	Synthetic TRS Index	(40,148)
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

11,197,842	—	1/12/39	6.00% (1 month	Synthetic TRS Index	(134,440)
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

6,854,419	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(161,664)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

2,421,071	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(10,650)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

Diversified Income Trust 85

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/13 cont.
	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International cont.
$2,548,380	$—	1/12/39	(6.00%) 1 month	Synthetic MBX Index	$(4,220)
			USD-LIBOR	6.00% 30 year Fannie
				Mae pools

3,255,642	—	1/12/38	6.50% (1 month	Synthetic MBX Index	25,577
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

4,123,154	—	1/12/40	(5.00%) 1 month	Synthetic MBX Index	(38,799)
			USD-LIBOR	5.00% 30 year Fannie
				Mae pools

2,199,745	—	1/12/39	5.50% (1 month	Synthetic MBX Index	13,375
			USD-LIBOR)	5.50% 30 year Fannie
				Mae pools

3,389,100	—	1/12/40	(4.50%) 1 month	Synthetic MBX Index	(55,366)
			USD-LIBOR	4.50% 30 year Fannie
				Mae pools

22,091,154	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(343,911)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

5,626,000	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(44,199)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

5,271,120	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(82,060)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

10,095,602	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(157,166)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

9,941,914	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(154,774)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

9,457,974	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(147,240)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

10,351,564	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(81,324)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

490,412	—	1/12/41	5.00% (1 month	Synthetic TRS Index	(8,985)
			USD-LIBOR)	5.00% 30 year Ginnie
				Mae II pools

658,795	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	7,580
			USD-LIBOR	4.00% 30 year Ginnie
				Mae II pools

6,751,450	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(53,040)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

201,314	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(886)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

86 Diversified Income Trust

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/13 cont.
	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International cont.
$3,490,173	$—	1/12/38	6.50% (1 month	Synthetic TRS Index	$(15,353)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

515,518	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(4,050)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

1,375,258	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(10,804)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

469,689	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(3,690)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

8,050,419	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(125,327)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

3,387,495	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(14,901)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

6,774,865	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(29,802)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

1,252,170	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(5,508)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

3,736,735	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(58,173)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

7,160,625	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(111,475)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

5,110,469	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(79,559)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

16,505,697	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(256,957)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

8,064,345	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(125,544)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

22,822,804	—	1/12/42	4.00% (1 month	Synthetic TRS Index	(341,058)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

22,051,364	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	343,291
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

21,968,304	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	341,998
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

Diversified Income Trust	87

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/13 cont.
	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International cont.
$3,267,467	$—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	$50,867
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

3,267,467	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	50,867
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

8,343,045	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	196,773
			USD-LIBOR	4.50% 30 year Fannie
				Mae pools

20,917,665	—	1/12/41	3.50% (1 month	Synthetic TRS Index	(197,138)
			USD-LIBOR)	3.50% 30 year Fannie
				Mae pools

3,881,727	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(30,495)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

7,627,844	—	1/12/38	(6.50%) 1 month	Synthetic TRS Index	33,555
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

7,280,394	—	1/12/39	6.00% (1 month	Synthetic TRS Index	(87,408)
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

14,313,960	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(222,837)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

14,042,752	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(331,203)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

15,794,459	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	245,885
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

15,495,744	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(365,472)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

29,738,246	—	1/12/42	4.00% (1 month	Synthetic TRS Index	(444,400)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

15,925,155	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(375,600)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

18,949,272	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(294,999)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

20,666,191	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(321,727)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

14,681,248	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(346,262)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

88 Diversified Income Trust

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/13 cont.
		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International cont.
	$20,653,259	$—	1/12/41	4.00% (1 month	Synthetic TRS Index	$(321,526)
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	30,557,921	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	720,718
				USD-LIBOR	4.50% 30 year Fannie
					Mae pools

	8,249,313	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	194,563
				USD-LIBOR	4.50% 30 year Fannie
					Mae pools

	28,504,731	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	443,756
				USD-LIBOR	4.00% 30 year Fannie
					Mae pools

	28,509,207	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	443,826
				USD-LIBOR	4.00% 30 year Fannie
					Mae pools

	19,650,065	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	305,908
				USD-LIBOR	4.00% 30 year Fannie
					Mae pools

	34,602,698	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	816,115
				USD-LIBOR	4.50% 30 year Fannie
					Mae pools

	145,862,000	—	8/9/18	2.2575%	USA Non Revised	795,240
					Consumer Price
					Index-Urban (CPI-U)

	145,862,000	—	8/15/18	2.225%	USA Non Revised	559,964
					Consumer Price
					Index-Urban (CPI-U)

	1,512,636	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	35,676
				USD-LIBOR	4.50% 30 year Fannie
					Mae pools

EUR	100,700,000	—	6/20/23	1.84%	Eurostat Eurozone	799,682
					HICP excluding
					tobacco

JPMorgan Chase Bank N.A.
	$32,717,448	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(509,339)
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	21,297,875	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(502,317)
				USD-LIBOR)	4.50% 30 year Fannie
					Mae pools

	15,403,061	—	1/12/39	(6.00%) 1 month	Synthetic TRS Index	184,927
				USD-LIBOR	6.00% 30 year Fannie
					Mae pools

	2,758,410	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	42,942
				USD-LIBOR	4.00% 30 year Fannie
					Mae pools

Diversified Income Trust 89

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/13 cont.
	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Royal Bank of Scotland PLC (The)
$2,486,846	$—	1/12/41	4.00% (1 month	Synthetic TRS Index	$(38,717)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

Total	$498,854				$3,604,946

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/13
		Upfront			Payments
		premium		Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Bank of America N.A.
CMBX NA BBB	BBB–/P	$39,713	$581,000	5/11/63	300 bp	$(16,470)
Index

CMBX NA BBB	BBB–/P	79,608	1,321,000	5/11/63	300 bp	(48,133)
Index

CMBX NA BBB	BBB–/P	163,473	2,648,000	5/11/63	300 bp	(92,589)
Index

CMBX NA BBB	BBB–/P	155,838	2,734,000	5/11/63	300 bp	(108,540)
Index

Barclays Bank PLC
CMBX NA BBB	BBB+/P	411,735	3,714,000	5/11/63	300 bp	52,592
Index

Irish Gov’t, 4.50%,	—	(336,426)	4,199,000	9/20/17	(100 bp)	(310,038)
4/18/2020

Obrigacoes Do	—	(685,119)	4,199,000	9/20/17	(100 bp)	(152,999)
Tesouro, 5.45%,
9/23/13

Credit Suisse International
CMBX NA BBB	BBB–/P	13,986	476,000	5/11/63	300 bp	(32,043)
Index

CMBX NA BBB	BBB–/P	10,844	1,398,000	5/11/63	300 bp	(124,342)
Index

CMBX NA BBB	BBB–/P	154,416	1,592,000	5/11/63	300 bp	470
Index

CMBX NA BBB	BBB–/P	30,845	1,612,000	5/11/63	300 bp	(125,036)
Index

CMBX NA BBB	BB+/P	200,330	1,639,000	5/11/63	300 bp	41,839
Index

CMBX NA BBB	BBB–/P	202,017	2,538,000	5/11/63	300 bp	(43,408)
Index

CMBX NA BBB	B+/P	199,232	2,735,000	5/11/63	300 bp	(65,243)
Index

CMBX NA BBB	BBB–/P	32,415	2,792,000	5/11/63	300 bp	(237,571)
Index

CMBX NA BBB	BBB–/P	47,813	3,112,000	5/11/63	300 bp	(253,117)
Index

90 Diversified Income Trust

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/13 cont.
		Upfront			Payments
		premium		Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Credit Suisse International cont.
CMBX NA BBB	B+/P	$308,832	$3,184,000	5/11/63	300 bp	$939
Index

CMBX NA BBB	BBB–/P	361,220	3,197,000	5/11/63	300 bp	52,070
Index

CMBX NA BBB	BBB–/P	211,953	3,222,000	5/11/63	300 bp	(99,614)
Index

CMBX NA BBB	BBB–/P	249,546	3,223,000	5/11/63	300 bp	(62,118)
Index

CMBX NA BBB	BBB–/P	56,804	3,224,000	5/11/63	300 bp	(254,957)
Index

CMBX NA BBB	BBB–/P	98,311	3,231,000	5/11/63	300 bp	(214,127)
Index

CMBX NA BBB	BBB–/P	258,048	3,234,000	5/11/63	300 bp	(54,680)
Index

CMBX NA BBB	B+/P	306,092	3,994,000	5/11/63	300 bp	(80,128)
Index

CMBX NA BBB	BBB–/P	254,058	6,191,000	5/11/63	300 bp	(344,611)
Index

CMBX NA BBB	BBB–/P	85,193	1,093,000	5/11/63	300 bp	(20,500)
Index

CMBX NA BBB	BBB–/P	180,928	1,867,000	5/11/63	300 bp	389
Index

CMBX NA BBB	BBB–/P	369,896	3,345,000	5/11/63	300 bp	46,434
Index

CMBX NA BBB	BBB–/P	272,867	3,587,000	5/11/63	300 bp	(73,996)
Index

CMBX NA BBB	BBB–/P	409,115	3,727,000	5/11/63	300 bp	48,714
Index

CMBX NA BBB	BBB–/P	335,824	3,765,000	5/11/63	300 bp	(28,565)
Index

CMBX NA BBB	BBB–/P	601,728	5,647,000	5/11/63	300 bp	55,663
Index

CMBX NA BBB	BBB+/P	809,511	7,665,000	5/11/63	300 bp	68,305
Index

Spain Gov’t, 5.50%,	—	(495,029)	4,199,000	9/20/17	(100 bp)	(342,291)
7/30/2017

Deutsche Bank AG
Republic of	CC/F	334,446	2,860,000	3/20/17	500 bp	(885,379)
Argentina, 8.28%,
12/31/33

Total		$5,730,063				$(3,703,080)

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at September 30, 2013. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.”

Diversified Income Trust	91

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Convertible bonds and notes	$—	$1,134,656	$—

Corporate bonds and notes	—	1,423,090,310	308,080

Foreign government and agency bonds and notes	—	318,265,398	—

Mortgage-backed securities	—	2,133,467,864	—

Purchased swap options outstanding	—	8,170,401	—

Senior loans	—	75,514,379	—

U.S. government and agency mortgage obligations	—	402,173,917	—

Short-term investments	235,647,823	331,289,538	—

Totals by level	$235,647,823	$4,693,106,463	$308,080

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(19,979,000)	$—

Futures contracts	(5,372,058)	—	—

Written swap options outstanding	—	(8,384,891)	—

TBA sale commitments	—	(34,523,632)	—

Interest rate swap contracts	—	(80,804,307)	—

Total return swap contracts	—	3,106,092	—

Credit default contracts	—	(9,433,143)	—

Totals by level	$(5,372,058)	$(150,018,881)	$—

At the start and close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

92 Diversified Income Trust

Statement of assets and liabilities 9/30/13

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $4,602,573,482)	$4,708,042,543
Affiliated issuers (identified cost $221,019,823) (Note 5)	221,019,823

Foreign currency (cost $339,916) (Note 1)	339,915

Interest and other receivables	55,267,560

Receivable for shares of the fund sold	33,160,701

Receivable for investments sold	71,644,427

Receivable for sales of delayed delivery securities (Note 1)	55,737,790

Receivable for variation margin (Note 1)	4,214,701

Unrealized appreciation on forward currency contracts (Note 1)	5,530,738

Unrealized appreciation on OTC swap contracts (Note 1)	45,712,571

Premium paid on OTC swap contracts (Note 1)	1,516,574

Total assets	5,202,187,343

LIABILITIES

Payable to custodian	16,345,990

Payable for investments purchased	67,427,225

Payable for purchases of delayed delivery securities (Note 1)	355,133,947

Payable for shares of the fund repurchased	9,235,567

Payable for compensation of Manager (Note 2)	2,049,913

Payable for investor servicing fees (Note 2)	1,054,191

Payable for custodian fees (Note 2)	61,647

Payable for Trustee compensation and expenses (Note 2)	787,729

Payable for administrative services (Note 2)	14,820

Payable for distribution fees (Note 2)	2,120,894

Payable for variation margin (Note 1)	5,845,334

Unrealized depreciation on forward currency contracts (Note 1)	25,509,738

Written options outstanding, at value (premiums $7,774,922) (Notes 1 and 3)	8,384,891

Premium received on OTC swap contracts (Note 1)	7,745,491

Unrealized depreciation on OTC swap contracts (Note 1)	54,991,024

TBA sale commitments, at value (proceeds receivable $34,010,664) (Note 1)	34,523,632

Collateral on certain derivative contracts, at value (Note 1)	14,628,000

Other accrued expenses	408,259

Total liabilities	606,268,292

Net assets	$4,595,919,051

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$5,221,612,226

Undistributed net investment income (Note 1)	50,333,463

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(695,501,133)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	19,474,495

Total — Representing net assets applicable to capital shares outstanding	$4,595,919,051

(Continued on next page)

Diversified Income Trust 93

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($2,286,977,488 divided by 295,579,738 shares)	$7.74

Offering price per class A share (100/96.00 of $7.74)*	$8.06

Net asset value and offering price per class B share ($79,540,461 divided by 10,372,912 shares)**	$7.67

Net asset value and offering price per class C share ($749,896,793 divided by 98,400,755 shares)**	$7.62

Net asset value and redemption price per class M share
($233,513,025 divided by 30,628,441 shares)	$7.62

Offering price per class M share (100/96.75 of $7.62)†	$7.88

Net asset value, offering price and redemption price per class R share
($4,610,802 divided by 601,983 shares)	$7.66

Net asset value, offering price and redemption price per class Y share
($1,241,380,482 divided by 161,741,600 shares)	$7.68

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

94 Diversified Income Trust

Statement of operations Year ended 9/30/13

INVESTMENT INCOME

Interest (net of foreign tax of $64,772) (including interest income of $124,066 from investments
in affiliated issuers) (Note 5)	$238,523,481

EXPENSES

Compensation of Manager (Note 2)	20,008,464

Investor servicing fees (Note 2)	5,281,982

Custodian fees (Note 2)	170,104

Trustee compensation and expenses (Note 2)	314,029

Distribution fees (Note 2)	13,437,739

Administrative services (Note 2)	98,490

Other	1,042,649

Total expenses	40,353,457

Expense reduction (Note 2)	(7,650)

Net expenses	40,345,807

Net investment income	198,177,674

Net realized gain on investments (Notes 1 and 3)	46,890,450

Net increase from payments by affiliates (Note 2)	54,890

Net realized gain on swap contracts (Note 1)	36,486,315

Net realized loss on futures contracts (Note 1)	(6,980,744)

Net realized gain on foreign currency transactions (Note 1)	6,354,978

Net realized gain on written options (Notes 1 and 3)	19,393,736

Net unrealized depreciation of assets and liabilities in foreign currencies during the year	(8,810,104)

Net unrealized depreciation of investments, futures contracts, swap contracts, written options
and TBA sale commitments during the year	(47,167,894)

Net gain on investments	46,221,627

Net increase in net assets resulting from operations	$244,399,301

The accompanying notes are an integral part of these financial statements.

Diversified Income Trust 95

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 9/30/13	Year ended 9/30/12

Operations:
Net investment income	$198,177,674	$199,866,951

Net realized gain (loss) on investments
and foreign currency transactions	102,199,625	(423,770,245)

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	(55,977,998)	547,074,103

Net increase in net assets resulting from operations	244,399,301	323,170,809

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(107,949,966)	(37,511,118)

Class B	(3,827,212)	(1,331,538)

Class C	(33,071,053)	(12,181,569)

Class M	(13,668,889)	(5,464,682)

Class R	(240,459)	(84,304)

Class Y	(43,650,103)	(13,444,885)

From return of capital
Class A	—	(75,385,954)

Class B	—	(2,675,988)

Class C	—	(24,481,255)

Class M	—	(10,982,353)

Class R	—	(169,424)

Class Y	—	(27,020,136)

Increase (decrease) from capital share transactions (Note 4)	1,232,719,805	(942,557,966)

Total increase (decrease) in net assets	1,274,711,424	(830,120,363)

NET ASSETS

Beginning of year	3,321,207,627	4,151,327,990

End of year (including undistributed net investment income
of $50,333,463 and $13,865,497, respectively)	$4,595,919,051	$3,321,207,627

The accompanying notes are an integral part of these financial statements.

96 Diversified Income Trust

This page left blank intentionally.

Diversified Income Trust	97

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:							RATIOS AND SUPPLEMENTAL DATA:

														Ratio
	Net asset		Net realized										Ratio	of net investment
	value,		and unrealized	Total from	From						Total return	Net assets,	of expenses	income (loss)
	beginning	Net investment	gain (loss)	investment	net investment	From	Total	Redemption	Non-recurring	Net asset value,	at net asset	end of period	to average	to average	Portfolio
Period ended	of period	income (loss) [a]	on investments	operations	income	return of capital	distributions	fees	reimbursements	end of period	value (%) [b]	(in thousands)	net assets (%) [c]	net assets (%)	turnover (%) [d]

Class A
September 30, 2013	$7.59	.44	.15	.59	(.44)	—	(.44)	—	—	$7.74	7.93	$2,286,977.99		5.58	180
September 30, 2012	7.35	.42	.27	.69	(.15)	(.30)	(.45)	—	—	7.59	9.58	1,788,786.99		5.67	120
September 30, 2011	8.08	.45	(.58)	(.13)	(.60)	—	(.60)	—	— [e,f]	7.35	(2.04)	2,162,131.98		5.57	165
September 30, 2010	7.89	.72	.63	1.35	(1.16)	—	(1.16)	— [e]	—	8.08	18.39	2,328,480	1.01 [g]	8.96	95
September 30, 2009	8.10	.49	(.02)	.47	(.68)	—	(.68)	— [e]	— [e,h]	7.89	8.23	1,334,298	1.13 [g,i]	7.44 [i]	223

Class B
September 30, 2013	$7.53	.38	.14	.52	(.38)	—	(.38)	—	—	$7.67	7.03	$79,540	1.74	4.85	180
September 30, 2012	7.29	.37	.26	.63	(.13)	(.26)	(.39)	—	—	7.53	8.82	75,534	1.74	4.92	120
September 30, 2011	8.01	.39	(.57)	(.18)	(.54)	—	(.54)	—	— [e,f]	7.29	(2.69)	81,208	1.73	4.88	165
September 30, 2010	7.83	.66	.62	1.28	(1.10)	—	(1.10)	— [e]	—	8.01	17.50	96,346	1.76 [g]	8.36	95
September 30, 2009	8.04	.42	— [e]	.42	(.63)	—	(.63)	— [e]	— [e,h]	7.83	7.43	83,497	1.88 [g,i]	6.41 [i]	223

Class C
September 30, 2013	$7.48	.37	.16	.53	(.39)	—	(.39)	—	—	$7.62	7.09	$749,897	1.74	4.84	180
September 30, 2012	7.25	.36	.26	.62	(.13)	(.26)	(.39)	—	—	7.48	8.73	644,638	1.74	4.93	120
September 30, 2011	7.97	.38	(.56)	(.18)	(.54)	—	(.54)	—	— [e,f]	7.25	(2.68)	776,778	1.73	4.82	165
September 30, 2010	7.80	.64	.63	1.27	(1.10)	—	(1.10)	— [e]	—	7.97	17.47	797,345	1.76 [g]	8.10	95
September 30, 2009	8.03	.48	(.07)	.41	(.64)	—	(.64)	— [e]	— [e,h]	7.80	7.27	298,231	1.88 [g,i]	7.12 [i]	223

Class M
September 30, 2013	$7.48	.41	.15	.56	(.42)	—	(.42)	—	—	$7.62	7.60	$233,513	1.24	5.35	180
September 30, 2012	7.25	.40	.25	.65	(.14)	(.28)	(.42)	—	—	7.48	9.29	260,630	1.24	5.43	120
September 30, 2011	7.97	.43	(.57)	(.14)	(.58)	—	(.58)	—	— [e,f]	7.25	(2.22)	312,812	1.23	5.44	165
September 30, 2010	7.79	.70	.62	1.32	(1.14)	—	(1.14)	— [e]	—	7.97	18.13	436,826	1.26 [g]	8.92	95
September 30, 2009	8.02	.45	(.01)	.44	(.67)	—	(.67)	— [e]	— [e,h]	7.79	7.81	460,240	1.38 [g,i]	6.98 [i]	223

Class R
September 30, 2013	$7.52	.41	.15	.56	(.42)	—	(.42)	—	—	$7.66	7.55	$4,611	1.24	5.35	180
September 30, 2012	7.28	.40	.26	.66	(.14)	(.28)	(.42)	—	—	7.52	9.38	4,307	1.24	5.44	120
September 30, 2011	8.00	.43	(.57)	(.14)	(.58)	—	(.58)	—	— [e,f]	7.28	(2.21)	4,315	1.23	5.34	165
September 30, 2010	7.82	.70	.62	1.32	(1.14)	—	(1.14)	— [e]	—	8.00	18.08	4,185	1.26 [g]	8.82	95
September 30, 2009	8.06	.48	(.05)	.43	(.67)	—	(.67)	— [e]	— [e,h]	7.82	7.68	2,956	1.38 [g,i]	7.20 [i]	223

Class Y
September 30, 2013	$7.54	.45	.16	.61	(.47)	—	(.47)	—	—	$7.68	8.18	$1,241,380.74		5.79	180
September 30, 2012	7.30	.44	.27	.71	(.16)	(.31)	(.47)	—	—	7.54	9.98	547,313.74		5.92	120
September 30, 2011	8.04	.46	(.58)	(.12)	(.62)	—	(.62)	—	— [e,f]	7.30	(1.89)	814,084.73		5.79	165
September 30, 2010	7.85	.73	.64	1.37	(1.18)	—	(1.18)	— [e]	—	8.04	18.84	991,846	.76 [g]	9.18	95
September 30, 2009	8.08	.60	(.13)	.47	(.70)	—	(.70)	— [e]	— [e,h]	7.85	8.26	331,995	.88 [g,i]	8.61 [i]	223

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

98 Diversified Income Trust	Diversified Income Trust 99

Financial highlights (Continued)

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset arrangements (Note 2).

d Portfolio turnover excludes TBA purchase and sale transactions.

e Amount represents less than $0.01 per share.

f Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (the SEC) which amounted to less than $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011.

g Includes interest accrued in connection with certain terminated derivatives contracts, which amounted to less than 0.01% and 0.04% of average net assets for the periods ended September 30, 2010 and September 30, 2009, respectively.

h Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Bear Stearns & Co., Inc. and Bear Stearns Securities Corp., which amounted to less than $0.01 per share outstanding on May 21, 2009.

i Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amount:

Percentage of
average net assets

September 30, 2009	0.03%

The accompanying notes are an integral part of these financial statements.

100 Diversified Income Trust

Notes to financial statements 9/30/13

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from October 1, 2012 through September 30, 2013.

Putnam Diversified Income Trust (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The investment objective of the fund is to seek as high a level of current income as Putnam Management believes is consistent with preservation of capital. The fund invests mainly in bonds that are securitized debt instruments (such as mortgage-backed investments) and other obligations of companies and governments worldwide, are either investment-grade or below-investment-grade (sometimes referred to as “junk bonds”) in quality and have intermediate- to long-term maturities (three years or longer). Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M, class R and class Y shares. Effective November 1, 2013, the fund began offering class R5 and class R6 shares. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Diversified Income Trust 101

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Securities purchased or sold on a forward commitment or delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities

102 Diversified Income Trust

receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers. Forward premium swap option contracts include premiums that do not settle until the expiration date of the contract. The delayed settlement of the premiums are factored into the daily valuation of the option contracts.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to gain exposure to interest rates.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure on currency.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or

Diversified Income Trust 103

loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk and to gain exposure on interest rates.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries and to gain exposure to specific sectors or industries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk and to gain exposure on individual names and/or baskets of securities.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes an upfront payment and a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay,

104 Diversified Income Trust

restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the close of the contract. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties are settled through a central clearing agent through variation margin payments. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and market value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $35,700,860 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund for these agreements totaled $34,541,472.

TBA purchase commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk

Diversified Income Trust 105

of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at the fair value of the underlying securities, generally according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $315 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

106 Diversified Income Trust

At September 30, 2013, the fund had a capital loss carryover of $653,212,759 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

	Loss carryover

Short-term	Long-term	Total	Expiration

$220,229,988	$90,999,923	$311,229,911	*

13,963,696	N/A	13,963,696	September 30, 2015

18,714,447	N/A	18,714,447	September 30, 2016

146,525,581	N/A	146,525,581	September 30, 2017

162,779,124	N/A	162,779,124	September 30, 2018

* Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer $2,363,509 of certain losses recognized during the period from November 1, 2012 to September 30, 2013 to its fiscal year ending September 30, 2014.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from foreign currency gains and losses, from realized gains and losses on certain futures contracts, from unrealized gains and losses on certain futures contracts, from interest on payment-in-kind securities, from income on swap contracts and from interest-only securities. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $40,697,974 to increase undistributed net investment income, $7,195,528 to increase paid-in-capital and $47,893,502 to increase accumulated net realized loss.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$144,873,577
Unrealized depreciation	(88,232,754)

Net unrealized appreciation	56,640,823
Undistributed ordinary income	28,140,905
Capital loss carryforward	(653,212,759)
Post-October capital loss deferral	(2,363,509)
Cost for federal income tax purposes	$4,871,701,771

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.700%	of the first $5 billion,	0.500%	of the next $50 billion,

0.650%	of the next $5 billion,	0.480%	of the next $50 billion,

0.600%	of the next $10 billion,	0.470%	of the next $100 billion and

0.550%	of the next $10 billion,	0.465%	of any excess thereafter.

Diversified Income Trust 107

Following the death on October 8, 2013 of The Honourable Paul G. Desmarais, who controlled directly and indirectly a majority of the voting shares of Power Corporation of Canada, the ultimate parent company of Putnam Management, the Trustees of the fund approved an interim management contract with Putnam Management. Consistent with Rule 15a-4 under the Investment Company Act of 1940, the interim management contract will remain in effect until the earlier to occur of (i) approval by the fund’s shareholders of a new management contract and (ii) March 7, 2014. Except with respect to termination, the terms of the interim management contract, including terms relating to fees payable to Putnam Management, are identical to the terms of the fund’s previous management contract with Putnam Management. The Trustees of the fund also approved the continuance, effective October 8, 2013, of the sub-management contract between Putnam Management and Putnam Investments Limited (PIL) described below, for a term no longer than March 7, 2014.

Putnam Management has contractually agreed, through June 30, 2014, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit. This expense limitation remains in place under the interim management contract described above.

PIL, an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

Putnam Management voluntarily reimbursed the fund $54,890 for a trading error which occurred during the reporting period. The effect of the loss incurred and the reimbursement by Putnam Management of such amounts had no material impact on total return.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$2,773,622	Class R	6,450

Class B	112,746	Class Y	1,060,737

Class C	965,523	Total	$5,281,982

Class M	362,904

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $7,650 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $2,739, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning

108 Diversified Income Trust

the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.50% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$4,760,665	Class M	1,247,168

Class B	774,953	Class R	22,167

Class C	6,632,786	Total	$13,437,739

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $421,498 and $8,425 from the sale of class A and class M shares, respectively, and received $41,747 and $9,287 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.40% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $2,871 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments and TBA transactions aggregated $6,830,676,832 and $6,004,802,845, respectively. These figures include the cost of purchases and proceeds from sales of long-term U.S. government securities of $31,492,500 and $31,497,813, respectively.

Written option transactions during the reporting period are summarized as follows:

		Written swap	Written	Written option
		option contract	swap option	number of	Written option
		amounts	premiums	contracts	premiums

Written options outstanding
at the beginning of the	USD	3,104,945,193	$214,559,020	—	$—
reporting period	EUR	—	$—	—	$—

Options opened	USD	14,268,281,800	44,449,608	358	139,164
	EUR	1,464,075,000	16,894,416	—	—

Options exercised	USD	(867,508,000)	(2,460,894)	—	—
	EUR	—	—	—	—

Options expired	USD	—	—	(358)	(139,164)
	EUR	—	—	—	—

Options closed	USD	(15,870,499,993)	(248,772,812)	—	—
	EUR	(1,464,075,000)	(16,894,416)	—	—

Written options outstanding
at the end of the	USD	635,219,000	$7,774,922	—	$—
reporting period	EUR	—	$—	—	$—

Diversified Income Trust 109

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 9/30/13		Year ended 9/30/12

Class A	Shares	Amount	Shares	Amount

Shares sold	129,418,898	$1,015,583,813	49,904,063	$374,207,397

Shares issued in connection with
reinvestment of distributions	11,886,840	92,853,468	12,173,135	90,829,317

	141,305,738	1,108,437,281	62,077,198	465,036,714

Shares repurchased	(81,360,043)	(635,608,804)	(120,678,398)	(898,660,017)

Net increase (decrease)	59,945,695	$472,828,477	(58,601,200)	$(433,623,303)

	Year ended 9/30/13		Year ended 9/30/12

Class B	Shares	Amount	Shares	Amount

Shares sold	2,276,843	$17,693,379	1,282,453	$9,538,006

Shares issued in connection with
reinvestment of distributions	386,949	2,996,413	370,541	2,743,864

	2,663,792	20,689,792	1,652,994	12,281,870

Shares repurchased	(2,327,358)	(18,083,274)	(2,759,958)	(20,457,595)

Net increase (decrease)	336,434	$2,606,518	(1,106,964)	$(8,175,725)

	Year ended 9/30/13		Year ended 9/30/12

Class C	Shares	Amount	Shares	Amount

Shares sold	30,859,482	$238,559,237	12,233,382	$90,374,628

Shares issued in connection with
reinvestment of distributions	2,982,542	22,962,134	3,071,130	22,605,827

	33,842,024	261,521,371	15,304,512	112,980,455

Shares repurchased	(21,593,059)	(166,372,262)	(36,330,550)	(267,373,448)

Net increase (decrease)	12,248,965	$95,149,109	(21,026,038)	$(154,392,993)

	Year ended 9/30/13		Year ended 9/30/12

Class M	Shares	Amount	Shares	Amount

Shares sold	761,625	$5,850,923	244,221	$1,807,787

Shares issued in connection with
reinvestment of distributions	121,880	938,304	124,579	916,703

	883,505	6,789,227	368,800	2,724,490

Shares repurchased	(5,080,011)	(39,122,630)	(8,691,292)	(64,059,958)

Net decrease	(4,196,506)	$(32,333,403)	(8,322,492)	$(61,335,468)

	Year ended 9/30/13		Year ended 9/30/12

Class R	Shares	Amount	Shares	Amount

Shares sold	218,582	$1,695,430	173,903	$1,286,294

Shares issued in connection with
reinvestment of distributions	27,810	215,028	27,875	206,037

	246,392	1,910,458	201,778	1,492,331

Shares repurchased	(217,508)	(1,693,869)	(221,540)	(1,640,088)

Net increase (decrease)	28,884	$216,589	(19,762)	$(147,757)

110 Diversified Income Trust

	Year ended 9/30/13		Year ended 9/30/12

Class Y	Shares	Amount	Shares	Amount

Shares sold	127,860,513	$995,219,435	37,200,226	$277,027,889

Shares issued in connection with
reinvestment of distributions	3,236,036	25,099,924	2,897,143	21,487,807

	131,096,549	1,020,319,359	40,097,369	298,515,696

Shares repurchased	(41,960,532)	(326,066,844)	(78,943,053)	(583,398,416)

Net increase (decrease)	89,136,017	$694,252,515	(38,845,684)	$(284,882,720)

Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund, which are under common ownership or control, were as follows:

	Market value at				Market value
	the beginning				at the end of
	of the reporting			Investment	the reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Money Market
Liquidity Fund*	$—	$932,492,477	$766,208,314	$79,266	$166,284,163

Putnam Short Term
Investment Fund*	—	1,095,064,707	1,040,329,047	44,800	54,735,660

Totals	$—	$2,027,557,184	$1,806,537,361	$124,066	$221,019,823

* Management fees charged to Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 7: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher yielding, lower rated bonds that may have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Diversified Income Trust	111

Note 8: Summary of derivative activity

The average volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows:

Purchased TBA commitment option contracts (contract amount)	—*

Purchased swap option contracts (contract amount)	$2,392,600,000

Written futures contract option contracts (number of contracts) (Note 3)	—*

Written swap option contracts (contract amount) (Note 3)	$1,764,900,000

Futures contracts (number of contracts)	7,000

Forward currency contracts (contract amount)	$3,036,300,000

OTC interest rate swap contracts (notional)	$16,059,400,000

Centrally cleared interest rate swap contracts (notional)	$4,788,100,000

OTC total return swap contracts (notional)	$2,981,900,000

OTC credit default swap contracts (notional)	$101,900,000

* For the reporting period, the transaction volume was minimal.

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Credit contracts	Receivables	$711,246	Payables	$10,144,389

Foreign
exchange contracts	Receivables	5,530,738	Payables	25,509,738

Investments,
	Receivables,		Payables,
	Net assets —		Net assets —
	Unrealized		Unrealized
Interest rate contracts	appreciation	89,034,126*	depreciation	172,318,889*

Total		$95,276,110		$207,973,016

* Includes cumulative appreciation/depreciation of futures contracts and centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$875,153	$875,153

Foreign exchange
contracts	—	—	6,204,295	—	$6,204,295

Interest rate contracts	(12,337,793)	(6,980,744)	—	35,611,162	$16,292,625

Total	$(12,337,793)	$(6,980,744)	$6,204,295	$36,486,315	$23,372,073

112 Diversified Income Trust

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$(6,804,919)	$(6,804,919)

Foreign exchange
contracts	—	—	(9,300,718)	—	$(9,300,718)

Interest rate contracts	(6,121,092)	(4,555,185)	—	(15,464,858)	$(26,141,135)

Total	$(6,121,092)	$(4,555,185)	$(9,300,718)	$(22,269,777)	$(42,246,772)

Note 9: New accounting pronouncement

In January 2013, ASU 2013–01, “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities,” amended ASU No. 2011–11, “Disclosures about Offsetting Assets and Liabilities.” The ASUs create new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. Putnam Management is currently evaluating the application of ASUs 2013–01 and 2011–11 and their impact, if any, on the fund’s financial statements.

Federal tax information (Unaudited)

For the reporting period, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $163,594,488 of distributions paid as qualifying to be taxed as interest-related dividends, and no monies to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2014 will show the tax status of all distributions paid to your account in calendar 2013.

Diversified Income Trust 113

About the Trustees

Independent Trustees

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution and Chair of its Investment Committee.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm with over $40 billion in assets under management.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Trustee of Mount Holyoke College. Former Chair and current board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, The Children's Hospital of Colorado. Member of the Investment Committee, the Denver Foundation.

Other directorships: SM Energy Company, a domestic exploration and production company; UNS Energy Corporation, an Arizona utility; Cody Resources Management, a private company in the energy and ranching businesses

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Charles B. Curtis

Born 1940, Trustee since 2001

Principal occupations during past five years: Senior Advisor to the Center for Strategic and International Studies. President Emeritus and former President and Chief Operating Officer of the Nuclear Threat Initiative, a private foundation dealing with national security issues. Member of the Council on Foreign Relations and U.S. State Department International Security Advisory Board.

Other directorships: Southern California Edison, a regulated electric utility, and its parent company, Edison International

Robert J. Darretta

Born 1946, Trustee since 2007

Principal occupations during past five years: From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Anne Ray Charitable Trust's Investment Committee, Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy

John A. Hill

Born 1942, Trustee since 1985 and Chairman from 2000 to 2011

Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.

Other directorships: Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

114 Diversified Income Trust

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of September 30, 2013, there were 116 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Diversified Income Trust 115

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive	Vice President, Principal Accounting Officer,
Officer, and Compliance Liaison	and Assistant Treasurer
Since 2004	Since 2007
Director of Fund Administration Services,
Steven D. Krichmar (Born 1958)	Putnam Investments and Putnam Management
Vice President and Principal Financial Officer
Since 2002	Susan G. Malloy (Born 1957)
Chief of Operations, Putnam Investments and	Vice President and Assistant Treasurer
Putnam Management	Since 2007
Director of Accounting & Control Services,
Robert T. Burns (Born 1961)	Putnam Investments and Putnam Management
Vice President and Chief Legal Officer
Since 2011	James P. Pappas (Born 1953)
General Counsel, Putnam Investments, Putnam	Vice President
Management, and Putnam Retail Management	Since 2004
Director of Trustee Relations,
Robert R. Leveille (Born 1969)	Putnam Investments and Putnam Management
Vice President and Chief Compliance Officer
Since 2007	Mark C. Trenchard (Born 1962)
Chief Compliance Officer, Putnam Investments,	Vice President and BSA Compliance Officer
Putnam Management, and Putnam Retail	Since 2002
Management	Director of Operational Compliance,
Putnam Investments and Putnam
Michael J. Higgins (Born 1976)	Retail Management
Vice President, Treasurer, and Clerk
Since 2010	Nancy E. Florek (Born 1957)
Manager of Finance, Dunkin’ Brands (2008–	Vice President, Director of Proxy Voting and
2010); Senior Financial Analyst, Old Mutual Asset	Corporate Governance, Assistant Clerk,
Management (2007–2008); Senior Financial	and Associate Treasurer
Analyst, Putnam Investments (1999–2007)	Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

116 Diversified Income Trust

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert R. Leveille
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Compliance Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Michael J. Higgins
	Charles B. Curtis	Vice President, Treasurer,
Investment Sub-Manager	Robert J. Darretta	and Clerk
Putnam Investments Limited	Katinka Domotorffy
57–59 St James’s Street	John A. Hill	Janet C. Smith
London, England SW1A 1LD	Paul L. Joskow	Vice President,
	Kenneth R. Leibler	Principal Accounting Officer,
Marketing Services	Robert E. Patterson	and Assistant Treasurer
Putnam Retail Management	George Putnam, III
One Post Office Square	Robert L. Reynolds	Susan G. Malloy
Boston, MA 02109	W. Thomas Stephens	Vice President and
Assistant Treasurer
Custodian	Officers
State Street Bank	Robert L. Reynolds	James P. Pappas
and Trust Company	President	Vice President

Legal Counsel	Jonathan S. Horwitz	Mark C. Trenchard
Ropes & Gray LLP	Executive Vice President,	Vice President and
	Principal Executive Officer, and	BSA Compliance Officer
Independent Registered	Compliance Liaison
Public Accounting Firm		Nancy E. Florek
KPMG LLP	Steven D. Krichmar	Vice President, Director of
	Vice President and	Proxy Voting and Corporate
	Principal Financial Officer	Governance, Assistant Clerk,
and Associate Treasurer
Robert T. Burns
Vice President and
Chief Legal Officer

This report is for the information of shareholders of Putnam Diversified Income Trust. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

75 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

PROUD SPONSOR US SKI TEAM US SNOWBOARDING

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Go paperless: Log on to putnam.com or scan this Microsoft Tag barcode to update your mailing options.

AN028
283885 11/13

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In July 2013, the Code of Ethics of Putnam Investment Management, LLC was amended. The changes to the Code of Ethics were as follows: (i) eliminating the requirement for employees to hold their shares of Putnam mutual funds for specified periods of time, (ii) removing the requirement to preclear transactions in certain kinds of exchange-traded funds and exchange-traded notes, although reporting of all such instruments remains required; (iii) eliminating the excessive trading rule related to employee transactions in securities requiring preclearance under the Code; (iv) adding provisions related to monitoring of employee trading; (v) changing from a set number of shares to a set dollar value of stock of mid- and large-cap companies on the Restricted List that can be purchased or sold; (vi) adding a requirement starting in March 2014 for employees to generally use certain approved brokers that provide Putnam with an electronic feed of transactions and statements for their personal brokerage accounts; and (vii) certain other changes.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

September 30, 2013	$148,356	$--	$6,458	$ —
September 30, 2012	$153,715	$--	$6,300	$ —

For the fiscal years ended September 30, 2013 and September 30, 2012, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $6,458 and $6,300 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

September 30, 2013	$ —	$ —	$ —	$ —

September 30, 2012	$ —	$ —	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Diversified Income Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: November 26, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: November 26, 2013

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: November 26, 2013